UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.   )

Filed by the Registrant ☑	Filed by a Party other than the Registrant ☐

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☑	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

M&T BANK CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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One M&T Plaza

Buffalo, New York

One M&T Plaza

Buffalo, New York 14203

March 7, 2019

Dear Shareholder,

You are cordially invited to attend the 2019 Annual Meeting of Shareholders of M&T Bank Corporation.  The Annual Meeting will be held at One M&T Plaza in Buffalo, New York, on Tuesday, April 16, 2019, at 11:00 a.m.

Shareholders will be asked to vote on the following matters:

1.	election of 18 directors for one-year terms and until their successors have been elected and qualified;

2.	approval of the M&T Bank Corporation 2019 Equity Incentive Compensation Plan;

3.	advisory approval of the 2018 compensation of M&T Bank Corporation’s Named Executive Officers;
4.	ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of M&T Bank Corporation for the year ending December 31, 2019; and
5.	transaction of such other business as may properly come before the meeting and any adjournments thereof.

Information about these matters can be found in the proxy statement.

Your vote is important.  Whether or not you plan to attend the Annual Meeting, please indicate your vote by promptly executing and returning the enclosed proxy card, or by voting by telephone or over the Internet.  Shareholders of record as of the close of business on February 28, 2019, the record date, are entitled to receive notice of and to vote at the Annual Meeting.

We urge you to vote for the election of the 18 nominees, to approve the M&T Bank Corporation 2019 Equity Incentive Compensation Plan, to approve, on an advisory basis, the 2018 compensation of M&T Bank Corporation’s Named Executive Officers, and to ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of M&T Bank Corporation for the year ending December 31, 2019.

Sincerely,

RENÉ F. JONES

Chairman of the Board and

Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 16, 2019

The Proxy Statement and 2018 Annual Report of M&T Bank Corporation (“M&T”) are available at https://ir.mtb.com/proxy.

YOUR VOTE IS IMPORTANT

It is important that your shares be represented and voted at the 2019 Annual Meeting of Shareholders.  If your shares of M&T common stock are registered in your name with M&T’s transfer agent, Computershare, you are considered to be a “shareholder of record” and your proxy materials were mailed directly to you.  You may vote in person at the meeting.  You may also vote your shares by telephone, over the Internet or by mailing your signed proxy card in the postage-paid envelope you were provided.  If your shares of M&T common stock are held by a broker, trustee, bank or other nominee, then that nominee is considered the shareholder of record and the shares are considered held in “street name” and you are the beneficial owner of the shares.  M&T provided its proxy materials to that nominee for distribution to you.  That nominee will also provide you with its voting instruction card.  As the beneficial owner of the shares, you have the right to direct your broker, trustee, bank or other nominee on how to vote and you are also invited to attend the meeting.  However, if you are a beneficial owner, you are not the shareholder of record and you may not vote your street name shares in person at the meeting unless you follow the instructions from your nominee, which includes obtaining a legal proxy from the nominee that holds your shares.  Please refer to the information your broker, trustee, bank or other nominee provided to you to determine what voting options are available to you.  New York Stock Exchange rules do not permit brokers to vote street name shares on “non-routine” matters such as the election of directors, approval of an equity incentive compensation plan, executive compensation and other “significant matters” unless they have received voting instructions from the beneficial owner.  M&T therefore encourages shareholders whose shares are held in street name to promptly direct their vote for all of the agenda items using the proxy instruction card sent by the broker, trustee, bank or other nominee.

DISCONTINUE MULTIPLE MAILINGS

If you are a shareholder of record and have more than one account in your name or at the same address as other shareholders of record, you may authorize M&T to discontinue mailings of multiple annual reports and proxy statements.  To discontinue multiple mailings, or to reinstate multiple mailings, please either mail your request to M&T Bank Corporation, Attention:  Shareholder Relations, One M&T Plaza, Buffalo, New York 14203, or send your request to Shareholder Relations via electronic mail at ir@mtb.com.

One M&T Plaza

Buffalo, New York 14203

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

March 7, 2019

MARIE KING

Corporate Secretary

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COMPENSATION DISCUSSION AND ANALYSIS	44
Named Executive Officers	44
Executive Summary	45
Overview of M&T Bank Corporation	45
2018 Financial Performance Highlights	45
Compensation Philosophy and Objectives	46
Components of Executive Compensation	46
Roles and Responsibilities	47
Peer Group	48
Consideration of Shareholder Advisory Vote on Executive Compensation	48
2018 Compensation Determinations	49
Sound Compensation and Governance Practices	55
Stock Ownership Guidelines	55
Forfeiture Policy	56
Incentive Compensation Governance	56
Tax Matters	56
NOMINATION, COMPENSATION AND GOVERNANCE COMMITTEE REPORT	57
EXECUTIVE COMPENSATION	58
2018 Summary Compensation Table	58
CEO Pay Ratio	59
Grants of Plan-Based Awards	60
2018 Grants of Plan-Based Awards Table	60
Outstanding Equity Awards at Fiscal Year-End	61
Outstanding Equity Awards at 2018 Fiscal Year-End Table	61
Options Exercised and Stock Vested	63
2018 Options Exercised and Stock Vested Table	63
Pension Benefits	63
2018 Pension Benefits Table	63
Explanation of Pension Benefits Table	64
Qualified Pension Plan	64
Supplemental Pension Plan	65
Nonqualified Deferred Compensation	66
2018 Nonqualified Deferred Compensation Table	66
Overview of Nonqualified Deferred Compensation Plans	66
Potential Payments Upon Termination or Change-in-Control	69
2018 Post-Employment Benefits Table	69
Severance Pay Plan	69
Accelerated Vesting of Equity Awards	69
PROPOSAL 4	70
PROPOSAL TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF M&T BANK CORPORATION FOR THE YEAR ENDING DECEMBER 31, 2019	70
INDEPENDENT PUBLIC ACCOUNTANTS	71
Fees to Independent Auditors Table	71
Audit Fees	71
Audit-Related Fees	71
Tax Fees	71
All Other Fees	71
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm	72
Report of the Audit Committee	72
NOTICE PURSUANT TO SECTION 726(d) OF THE NEW YORK BUSINESS CORPORATION LAW	74
OTHER MATTERS	74
APPENDIX A	A-1
M&T BANK CORPORATION 2019 EQUITY INCENTIVE COMPENSATION PLAN	A-1 through A-18

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PROXY STATEMENT

GENERAL INFORMATION – QUESTIONS AND ANSWERS

Why am I being provided this proxy statement?

M&T Bank Corporation (“we” or “M&T”) is providing this proxy statement to you because the Board of Directors is soliciting your proxy to vote your shares of M&T common stock at the 2019 Annual Meeting of Shareholders (the “Annual Meeting”), or any adjournment or adjournments thereof.  This proxy statement contains information about matters to be voted upon at the Annual Meeting and certain other information required by the U.S. Securities and Exchange Commission (“SEC”) and the New York Stock Exchange (“NYSE”).

We are first mailing this proxy statement and the accompanying form of proxy on or about March 7, 2019 to M&T common stock shareholders of record as of February 28, 2019.  A copy of M&T Bank Corporation’s Annual Report and Form 10-K for 2018, including financial statements, accompanies this proxy statement, but is not part of the proxy solicitation materials.

Where will the Annual Meeting be held and when?

The Annual Meeting will be held at One M&T Plaza in Buffalo, New York, on Tuesday, April 16, 2019, at 11:00 a.m.  M&T’s mailing address is One M&T Plaza, Buffalo, New York 14203, and its telephone number is (716) 842-5138.

Who is entitled to receive notice of and to vote at the Annual Meeting?

Common stock shareholders of record at 5:00 p.m. on February 28, 2019 are entitled to receive notice of and to vote at the Annual Meeting.  On February 28, 2019, M&T had outstanding 138,461,278 shares of common stock, $0.50 par value per share.  Each share of common stock is entitled to one vote.  Shares may not be voted at the Annual Meeting unless the owner is present or represented by proxy, as more fully explained in this proxy statement.

How can I vote by proxy?

You can vote by proxy by completing and returning the physical proxy card accompanying this proxy statement or by following the telephone or Internet voting procedures described on the proxy card or, if you hold your shares in street name, the voting instruction card you receive from your broker, trustee, bank or other nominee.  The telephone and Internet voting procedures are designed to authenticate that you are a shareholder by use of a control number and allow you to confirm that your instructions have been properly recorded.  If you are a shareholder of record, the method by which you vote will not limit your right to vote at the Annual Meeting if you later decide to attend in person.

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May I revoke my proxy?

How you hold your shares (shareholder of record or in street name) determines how and when you may revoke your proxy.  A shareholder of record may revoke a proxy that has been previously given at any time before it is exercised by giving written notice of such revocation or by delivering a later dated proxy, in either case, to the Corporate Secretary, at One M&T Plaza, Buffalo, New York 14203, or by voting in person at the Annual Meeting.  A beneficial owner of shares in street name must follow the instructions from his or her broker, trustee, bank or other nominee to revoke his or her previously given proxy.

How will my proxy be voted?

Your proxy will be voted in accordance with the directions you provide.  If you sign, date and return your proxy card but do not specify how you want to vote your shares, your shares will be voted FOR the election as directors of the 18 persons named under the section titled “NOMINEES FOR DIRECTOR”; FOR approving the M&T Bank Corporation 2019 Equity Incentive Compensation Plan; FOR approving, on an advisory basis, the 2018 compensation of M&T Bank Corporation’s Named Executive Officers; and FOR ratifying the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of M&T for the year ending December 31, 2019.

What is required for a quorum at the Annual Meeting?

The presence in person or by proxy of the holders of a majority of the outstanding shares of common stock constitutes a quorum for the transaction of business at the Annual Meeting.  Broker non-votes will be counted as being present or represented at the Annual Meeting for purposes of establishing a quorum, but, under NYSE rules, brokers will not be permitted to vote in the election of directors, approving the M&T Bank Corporation 2019 Equity Incentive Compensation Plan or on the advisory vote to approve the compensation of M&T Bank Corporation’s Named Executive Officers unless specific voting instructions are provided to the broker.  We therefore encourage beneficial owners of shares whose shares are held in street name to direct their vote for all agenda items on the form of proxy or instruction card sent by his or her broker, trustee, bank or other nominee.

What happens if an incumbent director nominee does not receive a majority of votes in favor of his or her election?

Pursuant to M&T’s Amended and Restated Bylaws, in an uncontested election of directors, the affirmative vote of a majority of the votes cast with respect to the nominee is required for the election of such nominee as a director, assuming a quorum is present or represented at the Annual Meeting.  If an incumbent director does not receive the required affirmative vote, that director would still be elected, but would be required to tender his or her resignation to the Board of Directors for consideration in accordance with M&T’s Amended and Restated Bylaws.

What approval is necessary to approve Proposals 2, 3 and 4?

For Proposal 2, the affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve the M&T Bank Corporation 2019 Equity Incentive Compensation Plan, which, under NYSE rules and guidance applicable to shareholder approval of equity compensation plans, means that the number of votes cast “for” Proposal 2 must exceed the aggregate of the number of votes cast “against” Proposal 2 plus abstentions with respect to Proposal 2.  For each of Proposals 3 and 4, the affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve, on an advisory basis, the 2018 compensation of M&T Bank Corporation’s Named Executive Officers and to ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of M&T for the

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year ending December 31, 2019, which means, the number of votes cast “for” a proposal must exceed the number of votes cast “against” the proposal.

An abstention will not constitute a vote cast and therefore will not affect the outcome of the vote on the election of directors, the advisory vote to approve the 2018 compensation of M&T Bank Corporation’s Named Executive Officers, or the ratification of PricewaterhouseCoopers LLP as the independent registered public accounting firm of M&T for the year ending December 31, 2019.  With respect to approval of the M&T Bank Corporation 2019 Equity Incentive Compensation Plan, under NYSE rules and guidance applicable to shareholder approval of equity compensation plans, an abstention is treated as a vote cast and it will have the same effect as a vote “against” the approval of the M&T Bank Corporation 2019 Equity Incentive Compensation Plan.  Broker non-votes will not constitute votes cast for the election of directors, the approval of the M&T Bank Corporation 2019 Equity Incentive Compensation Plan or for the approval of the compensation of M&T Bank Corporation’s Named Executive Officers, and therefore will have no effect on the outcome of any of these proposals.

Who is paying for the solicitation of proxies?

M&T will bear the cost of soliciting proxies in the accompanying form of proxy.  We are making this solicitation by mail, by telephone and in person using the services of employees of M&T or its subsidiaries at nominal cost.  We will reimburse brokers, trustees, banks and other nominees for expenses they incur in mailing proxy materials to beneficial owners of M&T’s common stock.

How do I propose actions for the 2020 Annual Meeting of Shareholders?

SEC Rule 14a-8

In order for a shareholder proposal for the 2020 Annual Meeting of Shareholders to be eligible for inclusion in M&T’s proxy statement pursuant to SEC Rule 14a-8, we must receive the proposal at our principal executive offices no later than November 8, 2019.  You must provide your proposal to us in writing and it must comply with the requirements of SEC Rule 14a-8.

Advance Notice Procedures

M&T’s Amended and Restated Bylaws state that no business may be brought before an annual meeting of shareholders unless it is specified in the notice of the meeting or is otherwise brought before the meeting by the Board of Directors or by a shareholder entitled to receive notice of and to vote who has delivered notice to M&T (containing the information specified in M&T’s Amended and Restated Bylaws) no earlier than 150 days and no later than 120 days prior to the anniversary of the date on which M&T first mailed its proxy materials for the preceding year’s annual meeting of shareholders.  These advanced notice procedures are separate from the SEC’s requirements that a shareholder must meet in order to have a shareholder proposal included in M&T’s proxy statement pursuant to SEC Rule 14a-8.  A shareholder wishing to submit a proposal for consideration at the 2020 Annual Meeting of Shareholders should do so no earlier than October 9, 2019 and no later than November 8, 2019.

Proxy Access Procedures

M&T’s Amended and Restated Bylaws permit a shareholder, or a group of up to 20 shareholders, who has continuously owned at least 3% of the outstanding shares of M&T’s common stock for at least three years to nominate and include in our proxy statement for the annual meeting of shareholders director nominees constituting up to the greater of two directors or 20% of the total number of directors

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serving on the Board of Directors on the last day on which notice of a nomination may be delivered (known generally as “proxy access”).

The proxy access notice must be in writing and contain the information specified in M&T’s Amended and Restated Bylaws for a proxy access nomination and must be delivered no earlier than 150 days and no later than 120 days prior to the anniversary of the date on which M&T first mailed its proxy materials for the preceding year’s annual meeting of shareholders. A shareholder wishing to submit a proxy access notice regarding a nomination for the 2020 Annual Meeting of Shareholders should do so no earlier than October 9, 2019 and no later than November 8, 2019.

These proxy access procedures are separate from the advance notice procedures referred to above, from the SEC’s requirements that a shareholder must meet in order to have a shareholder proposal included in our proxy statement pursuant to SEC Rule 14a-8 referred to above, and from the procedures you must follow to submit a director nominee for consideration by the Nomination, Compensation and Governance Committee (the “NGC Committee”) as described in this proxy statement.

What do I have to bring in order to attend the Annual Meeting in person?

In order to be admitted to the Annual Meeting, you will need to bring a valid photo ID or other satisfactory proof of identification.  If you are a beneficial owner of shares in street name, you must also bring evidence of your M&T share ownership that can include a notice from your broker, trustee, bank or other nominee regarding the availability of these proxy materials or a recent account statement from the broker, trustee, bank, or other nominee that holds your shares and confirms your beneficial ownership of those shares.

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PROPOSAL 1

ELECTION OF DIRECTORS

Upon the recommendation of the NCG Committee, the Board of Directors recommends the following 18 persons for election as directors of M&T, to hold office until the 2020 Annual Meeting of Shareholders and until their successors have been elected and qualified.  Seventeen of the 18 nominees listed below were elected at the 2018 Annual Meeting of Shareholders.

If any nominee for any reason, becomes unavailable for election, or if a vacancy occurs before the election (which events are not expected), it is intended that the shares represented by the proxies will be voted for such other person, if any, as the Board of Directors shall designate.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE 18 NOMINEES.

Each nominee’s business experience, including occupation, current public company directorships, and public company directorships held at any time during the past five years is provided.  Additionally, the specific experience, qualifications and skills, including education, of each nominee that was considered by the NCG Committee are listed.  The information with respect to each nominee is as of February 28, 2019 and includes each nominee’s affiliations with M&T’s subsidiary banks, Manufacturers and Traders Trust Company (also known as “M&T Bank”) and Wilmington Trust, National Association (“Wilmington Trust, N.A.”).  The information contained in this proxy statement concerning the nominees is based upon statements made or confirmed to M&T by or on behalf of such nominees, except to the extent certain information is contained in M&T’s records.

The Board of Directors believes that the experience, qualifications and skills of each of the director nominees contributes to an effective and well-functioning board providing oversight of M&T’s business and management.

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NOMINEES FOR DIRECTOR

BRENT D. BAIRD. BIRD
Chairman of the Nomination, Compensation and Governance Committee Member of the Executive Committee Director since 1983

Mr. Baird, age 80, is a private investor.  He is the former President and Chief Executive Officer of Merchants Group Inc. and a former general partner of Trubee, Collins & Co., Inc.  Mr. Baird served as a director of Todd Shipyards Corporation (NYSE: TOD) from 1992 to 2011.  He is a director of M&T Bank and a member of its Executive Committee and its Trust and Investment Committee.  Mr. Baird is also a member of M&T Bank’s Directors Advisory Council of the New York City/Long Island Division.

Experience, Skills and Qualifications

Mr. Baird has significant investment management and corporate governance expertise having served in numerous executive positions in public and private companies.  Mr. Baird holds a Bachelor of Arts with Honors from Williams College.

C. ANGELA BONTEMPO
Chair of the Audit Committee Director since 1991

Ms. Bontempo, age 78, is a self-employed health care consultant.  Ms. Bontempo also serves as a member of the Niagara University’s Business School Council.  She formerly served as President and Chief Executive Officer and as a director of Saint Vincent Health System in Erie, Pennsylvania, as President and Chief Executive Officer of Bryant & Stratton College, a system of proprietary colleges headquartered in Buffalo, New York, as Senior Vice President and Executive Director of the Roswell Park Cancer Institute in Buffalo, New York and as a director of iPorta Corporation in Toronto, Ontario, Canada.  Ms. Bontempo is a director of M&T Bank and the Chair of its Examining Committee.

Experience, Skills and Qualifications

Ms. Bontempo has extensive experience overseeing financial personnel and auditing and financial reporting.  She has considerable executive leadership and decision-making skills gained through her positions at not-for-profit organizations, privately held companies and professional associations.  Ms. Bontempo holds a Bachelor of Arts in Education and a Bachelor of Arts in Theology from St. Joseph’s College, an Associate in Applied Science in Nursing from Maria College, a Master of Science in Microbiology from Howard University and a Master of Health Administration from St. Louis University.  She further holds an Advanced Certification in Finance from Yale University.

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ROBERT T. BRADY
Vice Chairman of the Board of Directors Member of the Nomination, Compensation and Governance Committee Member of the Executive Committee Director since 1994

Mr. Brady, age 78, serves as Vice Chairman of M&T’s Board of Directors and as its lead independent director.  He is the former Chairman of the Board and Chief Executive Officer of Moog Inc. (NYSE: MOG.A), a worldwide manufacturer of control systems and components for aircraft, spacecraft, automated machinery and medical equipment.  He served as Moog’s Executive Chairman from 2011 until his retirement on January 31, 2014. Mr. Brady is a director of Astronics Corporation (NASDAQ: ATRO) where he serves as a member of the Audit and the Compensation and Nominating/Governance Committees.  Mr. Brady is also a director of ENrG, Inc., a privately held manufacturing company located in Buffalo, New York and serves on its Audit and Compensation Committees.  Mr. Brady is a director of CUBRC, Inc., a research, development, testing and systems integration company located in Buffalo, New York.  He previously served as a director of Seneca Foods Corporation (NASDAQGS: SENEA) and of National Fuel Gas Company (NYSE: NFG).  Mr. Brady is a director of the Albright-Knox Art Gallery in Buffalo, New York and serves on the University at Buffalo Council.  Mr. Brady is a director of M&T Bank and a member of its Executive Committee.

Experience, Skills and Qualifications

Mr. Brady is an experienced and successful business leader with a track record of helping companies innovate, grow and create jobs.  He brings insight into risk management, operational risk and strategic planning.  In addition to his significant leadership experience with several public companies, Mr. Brady has considerable corporate governance experience.  Mr. Brady holds a Bachelor of Science in Mechanical Engineering from Massachusetts Institute of Technology and a Master of Business Administration from Harvard Business School.

T. JEFFERSON CUNNINGHAM III
Member of the Risk Committee Director since 2001

Mr. Cunningham, age 76, is the Chairman and Chief Executive Officer of Magnolia Capital Management, Ltd, a registered investment adviser in Cold Spring, New York.  He is the former Chairman of the Board and Chief Executive Officer of Premier National Bancorp, Inc. and Premier National Bank, and of Premier’s predecessors.  Mr. Cunningham had a distinguished career in various executive-level positions with several U.S. and European financial institutions.  He is a trustee of Open Space Institute, an environmental conservation organization dedicated to protecting significant landscapes in New York State, where he serves on several committees and as Chairman of its Finance Committee.  He is an advisory board member of the Community Foundations of the Hudson Valley in Poughkeepsie, New York.  Mr. Cunningham is a director of M&T Bank, a member of its Risk Committee, and the Chairman of M&T Bank’s Directors Advisory Council of the Hudson Valley Division.

Experience, Skills and Qualifications

Mr. Cunningham has extensive experience with commercial and investment banking strategy, both domestically and internationally.  He brings in-depth knowledge of risk management, fiduciary oversight responsibility and a valuable international perspective to M&T’s business activities.  Mr. Cunningham holds a Bachelor of Arts in Economics from Cornell University and a Master of Business Administration from Stanford University.

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GARY N. GEISEL
Member of the Nomination, Compensation and Governance Committee Member of the Risk Committee Director since 2009

Mr. Geisel, age 70, is the retired former Chairman of the Board and Chief Executive Officer of Provident Bankshares Corporation and Provident Bank.  He previously served as Chairman of the Board of Saint Agnes Hospital in Baltimore, Maryland having served on its Finance, Governance, Compensation and Executive Committees.  Mr. Geisel is a former director of Goodwill Industries of the Chesapeake and served as its Chairman and on the Executive Committee.  He is a former director of Annapolis Life Care, Inc., a continuing-care retirement community operator in Annapolis, Maryland, where he served as a member of its Finance and Audit Committee.  Mr. Geisel is also a member of the Finance Committee of the Baltimore Community Foundation.  He is a director of Urban Teachers, a non-profit teacher preparation program in Baltimore, Maryland and serves as the Chairman of its Compensation Committee.  Mr. Geisel is a director of M&T Bank and a member of its Risk Committee and serves as Chairman of M&T Bank’s Directors Advisory Council of the Baltimore-Washington Division.

Experience, Skills and Qualifications

Mr. Geisel brings financial acumen with over 30 years of experience in the banking industry as well as exceptional executive leadership.  He holds a Bachelor of Science from Edinboro University of Pennsylvania, a Master of Business Administration from Duquesne University and completed banking programs at the Stonier Graduate School of Banking.

RICHARD S. GOLD
President and Chief Operating Officer Director since 2017

Mr. Gold, age 58, is the President and Chief Operating Officer of M&T and of M&T Bank and has been since December 2017. He served as an Executive Vice President of M&T from 2007 to 2017 and as Chief Risk Officer of M&T and M&T Bank from 2014 to 2017.  Mr. Gold served as a Vice Chairman of M&T Bank from 2014 to 2017.  He was an Executive Vice President of M&T Bank from 2006 to 2014.  Mr. Gold is Chairman of the Board, President and Chief Executive Officer and a director of Wilmington Trust, N.A.   Mr. Gold serves on the Buffalo Seminary Board of Trustees in Buffalo, New York and on the Board of Directors of the Westminster Foundation in Buffalo, New York.  He is also a director of the Buffalo Niagara Partnership, a member of the Consumer Bankers Association Board of Directors and has been an adjunct professor at the State University of New York at Buffalo's School of Management since 2012.  Mr. Gold is a director of M&T Bank.

Experience, Skills and Qualifications

Mr. Gold joined M&T Bank in 1989 as an Executive Associate and has over 34 years of experience in banking.  He has served M&T Bank in numerous executive and managerial positions in the Retail Banking, Consumer Lending, Mortgage, Business Banking, Risk, Marketing and Legal Divisions, which has provided him with valuable institutional knowledge.  Mr. Gold holds a Bachelor of Science from Cornell University School of Industrial and Labor Relations and a Master of Business Administration from New York University Stern School of Business.

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RICHARD A. GROSSI
Member of the Audit Committee Director since 2015

Mr. Grossi, age 71, is the former Senior Vice President and Chief Financial Officer of Johns Hopkins Medicine in Baltimore, Maryland where he served as such from 1996 to 2015.  He currently serves and has served since 2015 as a consultant for Johns Hopkins Medicine and other organizations.  Mr. Grossi is a director of Biotechnology Institute of Maryland, a non-profit scientific training program in Baltimore, Maryland.   Mr. Grossi has more than 40 years of experience in higher education and the health care industry.  He is a director of M&T Bank and a member of its Examining Committee and a member of M&T Bank’s Directors Advisory Council of the Baltimore-Washington Division.

Experience, Skills and Qualifications

Mr. Grossi’s areas of expertise include financial analysis and management, organizational design and development, human resource management, systems selection and implementation, operational and financial responsibility for large functional units, and responsibility for major facility construction and control.  He is experienced in strategic planning, cash management and treasury, new business initiatives, trustee interactions in financial decisions, oversight of budgeting and capital planning, general accounting and financial reporting.  Mr. Grossi holds a Bachelor of Business Administration in Accounting and a Master of Business Administration in Financial Management from Pace University.

JOHN D. HAWKE, JR.
Chairman of the Risk Committee Director since 2012

Mr. Hawke, age 85, is retired from the Washington, D.C. based international law firm of Arnold & Porter LLP, where he served from 2004 to 2018 as senior counsel, a partner and as Chairman of the firm, having established one of the nation’s premier financial services practices.  He has extensive experience with financial regulation and bank supervision, having served as the Comptroller of the Currency from 1998 to 2004, Under-Secretary of the Treasury for Domestic Finance from 1995 to 1998 and as General Counsel to the Board of Governors of the Federal Reserve System from 1975 to 1978.  Mr. Hawke is a director of M&T Bank and serves as Chairman of its Risk Committee.

Experience, Skills and Qualifications

As Comptroller of the Currency, Mr. Hawke was a member of the Basel Committee on Banking Supervision, the Board of Directors of the Federal Deposit Insurance Corporation and the Federal Financial Institutions Examination Council.  He taught courses on federal regulation of banking and bank acquisitions at the Georgetown University Law Center and at the Morin Center for Banking Law Studies at Boston University School of Law. Mr. Hawke has published extensively on matters relating to the regulation of banking institutions.  He holds a Bachelor of Arts in English from Yale University and a Bachelor of Laws from Columbia University Law School.

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RENÉ F. JONES
Chief Executive Officer Chairman of the Board of Directors Member of the Executive Committee Director since 2017

Mr. Jones, age 54, is and has been since December 2017 the Chairman of the Board and Chief Executive Officer of M&T and of M&T Bank.  He is a director and member of the Executive Committee and of the Trust and Investment Committee of M&T Bank.  Mr. Jones served as an Executive Vice President of M&T from 2006 to 2017.  He served as Chief Financial Officer of M&T and M&T Bank from 2005 to 2016 and as a Vice Chairman of M&T Bank from 2014 to 2017.  Mr. Jones serves on the Board of Directors of the Westminster Foundation in Buffalo, New York and the Jacobs Institute, a non-profit medical device innovation center in Buffalo, New York.  He is on the Board of Overseers of the Massachusetts Historical Society and is a trustee of the Burchfield Penney Art Center in Buffalo, New York.

Experience, Skills and Qualifications

Mr. Jones joined M&T Bank in 1992 as an Executive Associate and has over 25 years of experience in banking.  He has served M&T Bank in numerous executive and managerial positions in the Finance, Wealth and Institutional Services, Human Resources, Consumer Lending, Mortgage, and Treasury Divisions which have provided him with valuable institutional knowledge.  Mr. Jones holds a Bachelor of Science in Management Science from Boston College and a Master of Business Administration with concentrations in Finance, Organization and Markets from the University of Rochester Simon School of Business.

RICHARD H. LEDGETT, JR.
Member of the Risk Committee Director since 2017

Mr. Ledgett, age 61, is a private consultant since 2017. He served as Deputy Director and Chief Operating Officer of the National Security Agency (“NSA”), the largest intelligence organization in the U.S., from January 2014 until his retirement in April 2017, and worked for the NSA for 29 years.  Mr. Ledgett is a member of the U.S. Naval Academy’s Cyber Board of Advisors and has served as an instructor and course developer at the National Cryptologic School within the NSA in Washington, D.C. and as an adjunct faculty member at the National Intelligence University in Washington, D.C.  He is a director of M&T Bank and a member of its Risk Committee.

Experience, Skills and Qualifications

Mr. Ledgett brings four decades of specialty expertise in the areas of intelligence, cyber security and cyber operations.  He holds a Bachelor of Science in Psychology from the University of the State of New York in Albany, New York and a Master of Science in Strategic Intelligence from the Defense Intelligence College.

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NEWTON P.S. MERRILL
Director since 2015

Mr. Merrill, age 79, is a private investor with a distinguished five-decade financial services career, including in executive positions at the Bank of Boston and The Bank of New York where he was the head of Private Client Services, Personal Trust, Asset Management and Private Banking businesses at his retirement in 2003.  He serves as Chairman of Mellon Optima L/S Strategy Fund LLC, as a director of National Integrity Life Insurance Co. in Cincinnati, Ohio, and as an Advisory Board Member and director of York Capital Management and related funds.  Mr. Merrill is a director of FT Crosby Education Foundation, Inc., a non-profit educational foundation.  He is a trustee and Chairman Emeritus of Woods Hole Oceanographic Institution in Woods Hole, Massachusetts, and a trustee and Chairman Emeritus of the Museum of the City of New York.  Mr. Merrill is a director of M&T Bank and a member of its Trust and Investment Committee and an Advisory Member of the Trust and Investment Committee of Wilmington Trust, N.A.

Experience, Skills and Qualifications

Mr. Merrill has a wide range of banking and managerial experience with financial institutions and has considerable knowledge of investment banking and venture capital as well as private client services, asset management and fiduciary responsibility.  He holds a Bachelor of Arts in Engineering and Applied Physics from Harvard College.

KEVIN J. PEARSON
Executive Vice President Director since May 2018

Mr. Pearson, age 57, is and has been since 2002 an Executive Vice President of M&T and is Vice Chairman and a director of M&T Bank and is a member of its Trust and Investment Committee. He has overall responsibility for M&T Bank’s Commercial Banking, Credit, Technology and Banking Operations, and Wealth and Institutional Services Divisions.  Mr. Pearson is a member of the Directors Advisory Council of the New York City/Long Island Division of M&T Bank.  He is an Executive Vice President and a Director of Wilmington Trust, N.A. and is the Chairman of its Trust and Investment Committee.  He serves on the Board of Trustees of The Park School of Baltimore and Mercy Hospital Services in Baltimore, Maryland and on the Board of Directors of the Boy Scouts of America, Greater New York Councils.

Experience, Skills and Qualifications

Mr. Pearson joined M&T in 1989 as part of the Private Banking Division in New York City and has held a number of management positions in the Commercial Banking, Commercial Lending, Mortgage and Wealth and Institutional Services Divisions, including head of Commercial Lending in M&T Bank’s Tarrytown region, Philadelphia Regional President and New York City Metro-Area Executive, which has provided him with valuable institutional knowledge.  He holds a Bachelor of Science in Commerce and a Master of Business Administration from Santa Clara University.

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MELINDA R. RICH
Director since 2009

Ms. Rich, age 61, is and has been since 2006 Vice Chairman of Rich Products Corporation, a privately owned global manufacturer and supplier of frozen foods headquartered in Buffalo, New York.  She is Chair of Rich Products Corporation’s Finance and Audit Committee, and Compensation Committee, and a member of its Executive Committee.  Ms. Rich is President of Rich Entertainment Group, which consists of various businesses in the sports, entertainment and restaurant industries.  She is a director of Rich Holdings, Inc., as well as several other entities within the Rich Products Corporation family of companies.  Ms. Rich is a director of Grove Entertainment, a production company in New York City.  She serves as a trustee of Cleveland Clinic in Cleveland, Ohio.  She also serves on the Fund Advisory Committee of BDT Capital Partners in Chicago, Illinois.  Ms. Rich serves as a director of a number of charitable foundations, including Rich Family Foundation, DreamCatcher Foundation, Inc. and Cleveland Rock and Roll, Inc./ Rock and Roll Hall of Fame & Museum.  She is a former director of Wm. Wrigley, Jr. Company.  She is a director of M&T Bank.

Experience, Skills and Qualifications

Ms. Rich brings considerable knowledge of executive compensation matters, leadership roles and service to civic and community organizations.  She provides a valuable international perspective on public policy, societal and economic issues.  Ms. Rich holds a Bachelor of Arts in Psychology from the University of Colorado.  She received an Honorary Doctorate of Humane Letters from the Culinary Institute of America, an Honorary Doctorate of Laws from D’Youville College and an Honorary Doctorate of Humane Letters from Canisius College.

ROBERT E. SADLER, JR.

Chairman of the Executive Committee Director since 1999

Mr. Sadler, age 73, was a consultant to M&T from 2010 to April 1, 2017.  He joined M&T Bank in 1983 and held a number of executive positions, including Vice Chairman of the Board of Directors from 2007 until his retirement in June 2010.  From June 2005 to January 2007, Mr. Sadler served as President and Chief Executive Officer of M&T and M&T Bank.  He serves as a director of Delaware North Companies, Inc., a privately held global hospitality and food service company headquartered in Buffalo, New York.  Mr. Sadler served as a director of Gibraltar Industries, Inc. (NASDAQ: ROCK) from 2004 to 2015 and as a director of Security Mutual Life Insurance Company of New York until 2015.  He is a director of M&T Bank, Chairman of its Executive Committee and Chairman of its Trust and Investment Committee.  Mr. Sadler is a member of the Trust and Investment Committee of Wilmington Trust, N.A. and serves as the Chairman of the Florida Advisory Council of Wilmington Trust, N.A.

Experience, Skills and Qualifications

Mr. Sadler brings in-depth knowledge of the financial services industry including significant financial experience and valuable institutional knowledge through his executive roles with M&T.  He holds a Bachelor of Arts from Washington and Lee University and a Master of Business Administration from Emory University.

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DENIS J. SALAMONE
Member of the Audit Committee Director since 2015

Mr. Salamone, age 65, joined M&T’s Board of Directors effective with the closing of M&T’s acquisition of Hudson City Bancorp, Inc. and Hudson City Savings Bank (“Hudson City”) in November 2015.  He was elevated to serve as Chairman and Chief Executive Officer of Hudson City from September 2014 until November 1, 2015 following the unexpected death of Hudson City’s prior Chairman and Chief Executive Officer, and prior to the closing of the acquisition of Hudson City by M&T.  Mr. Salamone joined Hudson City in 2001 as Senior Executive Vice President and served on its Board of Directors.  Between 2002 and 2014, he held several senior executive positions at Hudson City, including President and Chief Operating Officer.  Prior to joining Hudson City, Mr. Salamone was an accountant with PricewaterhouseCoopers LLP for 26 years until 2001, 16 years as a partner where he served as the Global Financial Services leader for Audit and Business Advisory Services.  Mr. Salamone is a member of the American Institute of CPAs and a member of the New York State Society of CPAs.  He serves as Chairman of the Board of Trustees for St. Francis College in Brooklyn Heights, New York, as Chairman of the Board of Trustees of the Ridgewood, New Jersey YMCA, as a trustee of the Valley Hospital in Ridgewood, New Jersey and as a trustee of Table to Table in Englewood Cliffs, New Jersey.  Mr. Salamone is a director of M&T Bank and a member of its Examining Committee.

Experience, Skills and Qualifications

Mr. Salamone has more than 35 years of experience in the financial services industry and brings significant accounting skills and knowledge of financial reporting and risk management.  He holds a Bachelor of Science in Accounting from St. Francis College.

JOHN R. SCANNELL
Director since 2017

Mr. Scannell, age 55, is and has been since 2014 the Chairman of the Board and Chief Executive Officer of Moog Inc. (NYSE: MOG.A), a worldwide manufacturer of control systems and components for aircraft, spacecraft, automated machinery and medical equipment.  He was appointed Vice President of Moog in 2005 and Chief Financial Officer in 2007.  In 1999, Mr. Scannell became the General Manager of Moog Ireland and joined the Aircraft Group in East Aurora, New York in 2003.  He joined Moog in 1990 as an Engineering Manager of Moog Ireland and later become Operations Manager of Moog GmbH in Germany.  Mr. Scannell is a director of Albany International Corp. (NYSE: AIN) where he serves as a member of the Compensation Committee.  He is a director of M&T Bank.

Experience, Skills and Qualifications

Mr. Scannell brings significant business and management experience and valuable international business expertise. As the Chief Executive Officer of Moog Inc., Mr. Scannell leads one of Western New York’s largest private employers. When combined with his service as a director of Albany International Corp., this gives Mr. Scannell valuable insight into the upstate New York business economy, which is an important market for M&T.  We believe that Mr. Scannell’s position as Chairman and CEO of Moog Inc. and service as a director of Albany International Corp. enhances the effectiveness of his service as a director of M&T.  He holds a Bachelor of Science and a Master of Science in Electrical Engineering from the University College at Cork, Ireland and a Master of Business Administration from Harvard Business School.

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DAVID S. SCHARFSTEIN
Member of the Audit Committee Director since 2017

Mr. Scharfstein, age 58, is the Edmund Cogswell Converse Professor of Finance and Banking at Harvard Business School and Senior Associate Dean, Doctoral Programs at Harvard Business School. He has served on the Harvard Business School faculty since 2003.  From 1987 to 2003, he was a finance professor at the Massachusetts Institute of Technology Sloan School of Management.  Mr. Scharfstein is a director of the American Finance Association, a research associate of the National Bureau of Economic Research, and a former member of the Financial Advisory Roundtable of the Federal Reserve Bank of New York.  He served as president of the American Finance Association in 2017 and as senior advisor to the U.S. Treasury Secretary from September 2009 to May 2010.  Mr. Scharfstein is a director of M&T Bank and a member of its Examining Committee.

Experience, Skills and Qualifications

Mr. Scharfstein has published research on a broad range of topics in corporate finance and banking.  He brings valuable perspectives in the areas of finance, risk management and capital management.  Mr. Scharfstein holds a Bachelor of Arts from Princeton University and a Doctor of Philosophy in Economics from the Massachusetts Institute of Technology.

HERBERT L. WASHINGTON
Member of the Audit Committee Director since 1996

Mr. Washington, age 68, has been President of H.L.W. Fast Track, Inc., a fast food restaurant enterprise located in Youngstown, Ohio, which owns and operates 23 McDonald’s franchises in Ohio and Pennsylvania since 1980.  He was appointed as a director to the Federal Reserve Bank of New York for a three-year term in 1993.  Mr. Washington served as Chairman of the Federal Reserve Bank of New York, Buffalo Branch Board from 1992 to 1993.  He is a director of the Youngstown Ohio Chamber of Commerce and of the Big Ten Athletic Advisory Committee.  Mr. Washington is a director of M&T Bank and a member of its Examining Committee.

Experience, Skills and Qualifications

Mr. Washington brings extensive business acumen, valuable entrepreneurial skills and financial regulation experience.  He holds a Bachelor of Arts in Education from Michigan State University.

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DIRECTOR COMPENSATION

The following table sets forth M&T’s 2018 compensation structure for directors’ fees (for directors who are not salaried officers of M&T or its subsidiaries):

Elements of 2018 Directors’ Fees

Fees	Compensation
Annual Board Retainer	$110,000
Board Attendance Fees – Per Meeting Attended	$3,000
Committee Attendance Fees – Per Meeting Attended	$3,000
Annual Audit Committee Chair Retainer	$20,000
Annual Audit Committee (other than Chair) Retainer	$10,000
Annual Risk Committee Chair Retainer	$20,000
Annual Risk Committee (other than Chair) Retainer	$10,000
Meetings with Regulators – Per Meeting Attended	$3,000

Pursuant to the terms of the M&T Bank Corporation 2008 Directors’ Stock Plan (“Directors’ Stock Plan”), each director can elect to receive payment of his or her annual compensation in cash, in shares of M&T common stock, or in a combination of cash and shares of common stock for services as a director or advisory director of M&T and its subsidiaries.  Compensation is paid at the end of each calendar quarter in an amount equal to one quarter of a director’s annual retainer and the meeting fees earned during such quarter.  All directors are entitled to reimbursement for travel expenses incidental to their attendance at meetings.  The Board of Directors has determined that no fees (retainer, attendance or otherwise) will be paid to a director who is a salaried officer of M&T or any of its subsidiaries, or to any director who receives payment for services provided to M&T or any of its subsidiaries immediately after ceasing to be a salaried officer.

The 2019 Equity Incentive Compensation Plan sets an annual limit on the aggregate amount of equity awards and cash fees paid to non-employee directors during a calendar year when an e.

If the terms of the M&T Bank Corporation 2019 Equity Incentive Compensation Plan described in Proposal 2 are approved by shareholders, beginning in 2019, the maximum aggregate grant date value of shares of M&T common stock awarded to any non-employee director during any calendar year for services rendered as a non-employee director, taken together with any cash fees earned for services as a non-employee director during the calendar year, may not exceed $350,000 in total value.  In determining this dollar limit, the value of the awards will be calculated based on the grant date fair value of the awards for financial statement purposes.

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The following table sets forth the compensation of M&T’s directors in fiscal year 2018:

2018 Director Compensation

Name	Fees Earned or Paid in Cash(1)	Stock Awards(2)	All Other Compensation	Total
Brent D. Baird (3)	$297	$248,703	$-	$249,000
C. Angela Bontempo	$92,303	$91,697	$-	$184,000
Robert T. Brady	$100,467	$99,533	$-	$200,000
T. Jefferson Cunningham III (3)	$99,261	$98,739	$-	$198,000
Gary N. Geisel (3)	$126,542	$126,358	$-	$252,900
Richard A. Grossi (3)	$87,818	$87,082	$-	$174,900
John D. Hawke, Jr.	$169,268	$26,732	$-	$196,000
Richard H. Ledgett, Jr.	$74,818	$74,182	$-	$149,000
Newton P.S. Merrill	$95,792	$95,208	$-	$191,000
Melinda R. Rich	$70,305	$69,695	$-	$140,000
Robert E. Sadler, Jr. (3)	$120,048	$119,452	$-	$239,500
Denis J. Salamone	$85,863	$85,137	$-	$171,000
John R. Scannell	$71,825	$71,175	$-	$143,000
David S. Scharfstein	$87,204	$86,796	$-	$174,000
Herbert L. Washington	$87,204	$86,796	$-	$174,000

(1)	The amounts listed in this column show only the amount of fees paid in cash, which is paid at the end of each calendar quarter.
(2)

The amounts listed in this column reflect fees paid in the form of M&T common stock, which is paid at the end of each calendar quarter.  The value of M&T common stock paid is based on the grant date fair value, which equals the closing price of M&T common stock on the NYSE as of the business day immediately preceding the day the compensation is payable.

(3)	Includes fees paid to the director for his service on a M&T Bank Directors Advisory Council or the Wilmington Trust, N.A. Florida Advisory Council.

M&T Bank Corporation Directors’ Stock Plan

Pursuant to the terms of the Directors’ Stock Plan, each director can elect to receive payment of his or her annual compensation in cash, in shares of M&T common stock, or in a combination of cash and shares of M&T common stock for services as a director or advisory director of M&T and its subsidiaries.  The number of shares of M&T common stock paid is determined by dividing the amount of such compensation payable in shares of M&T common stock by the closing price of M&T’s common stock on the NYSE on the business day immediately preceding the day the compensation is payable.  Shares of M&T common stock received in payment of fees vest immediately upon grant.

M&T Bank Corporation 2019 Equity Incentive Compensation Plan

If the 2019 Equity Incentive Compensation Plan described in Proposal 2 is approved by shareholders, awards may be granted under the M&T Bank Corporation 2019 Equity Incentive Compensation Plan to non-employee directors.

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M&T Bank Directors’ Fees

M&T directors, who also serve as directors of M&T Bank, if not salaried officers of M&T or its subsidiaries, receive attendance fees for each M&T Bank board, council or committee meeting attended, unless any such meeting is held concurrently with a meeting of the M&T board or committee.  Except as described below, such attendance fees and the cash versus stock allocations are identical to the schedule of fees paid to directors of M&T for board and committee meetings attended described above.

Mr. Baird, as a member of the Directors Advisory Council of the New York City/Long Island Division of M&T Bank, received an annual retainer of $15,000 and a fee of $1,750 for each meeting he attended.  Mr. Cunningham, as Chairman of the Directors Advisory Council of the Hudson Valley Division of M&T Bank, received a fee of $1,000 for each meeting he attended.  Mr. Geisel, as Chairman of the Directors Advisory Council of the Baltimore-Washington Division of M&T Bank, received a fee of $300 for each meeting he attended.  Mr. Grossi, as a member of the Directors Advisory Council of the Baltimore-Washington Division of M&T Bank, received a fee of $300 for each meeting he attended.  Mr. Sadler, as Chairman of the Wilmington Trust, N.A. Florida Advisory Council, received a fee of $2,000 for each meeting he attended.

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CORPORATE GOVERNANCE OF M&T BANK CORPORATION

Corporate Governance Standards

M&T’s Board of Directors believes that the purpose of sound and effective corporate governance is to ensure that shareholder value is maximized in a manner that is consistent with legal requirements and the highest standards of business ethics and integrity.  The Board has consistently adhered to corporate governance standards that the Board believes promotes this purpose.  The Board initially adopted corporate governance practices in 1997 and adopted formal corporate governance standards in 2003.  Annually, the Board evaluates, in light of best practices and regulatory guidance, its Corporate Governance Standards.

The Board last amended its Corporate Governance Standards in October 2018.  The current Corporate Governance Standards are available on M&T’s website at https://ir.mtb.com/corporate-governance.  These standards address, among other things, director qualifications and responsibilities, board committees, director compensation and independence, director orientation and continuing education, annual performance evaluations, corporate disclosure policy, controls and procedures regarding financial reporting and disclosure, and codes of business conduct and ethics.

Pursuant to M&T’s Amended and Restated Bylaws, in an uncontested election when a quorum is represented, the affirmative vote of a majority of the votes cast with respect to such director nominee is required for the election of that nominee as a director.  If an incumbent director in an uncontested election does not receive the affirmative vote of a majority of the votes cast with respect to such director, that director would still be elected, but would be required to tender his or her resignation to the Board of Directors.  The Board will then determine whether or not to accept such resignation, taking into account the recommendation of the NCG Committee.  The Board will publicly disclose, in a press release or SEC filing, its decision to accept or reject such resignation within 90 days after the certification of the election results.

Availability of Corporate Governance Standards

In addition to being available on M&T’s website at https://ir.mtb.com/corporate-governance, any shareholder can request copies of M&T’s Corporate Governance Standards, the charters for each of the Audit Committee, Risk Committee, NCG Committee, or the Executive Committee, as well as our Code of Business Conduct and Ethics, and our Code of Ethics for CEO and Senior Financial Officers.  To make a request, shareholders may either mail their request to M&T Bank Corporation, Attention:  Shareholder Relations, One M&T Plaza, Buffalo, New York 14203, or send such request to Shareholder Relations via electronic mail at ir@mtb.com.

Codes of Ethics

M&T makes its policies and procedures available to all of our employees.  These policies include our Code of Business Conduct and Ethics.  Further, M&T requires all employees to annually certify that they have read and are familiar with the employee policies and procedures and their content, including our Code of Business Conduct and Ethics, and that they will adhere to such policies and procedures.

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M&T’s Code of Business Conduct and Ethics applies to our directors, officers, advisors and employees, as well as to our agents and representatives, including consultants.  Our Code of Business Conduct and Ethics requires that individuals avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner, and otherwise act with integrity and in the best interests of M&T.  In addition, our Code of Business Conduct and Ethics expects individuals to report any observed illegal or unethical behavior and provides a retaliation-free reporting mechanism.  Our Code of Business Conduct and Ethics is a guide to help ensure that all individuals live up to the highest ethical standards.

M&T also maintains a Code of Ethics for CEO and Senior Financial Officers that applies to our Chief Executive Officer, Chief Financial Officer, Controller and all other senior financial officers designated by the Chief Financial Officer from time to time.  This Code of Ethics supplements our Code of Business Conduct and Ethics and is intended to promote honest and ethical conduct, full and accurate financial reporting and compliance with laws, as well as other matters.

Our Code of Business Conduct and Ethics and the Code of Ethics for CEO and Senior Financial Officers is available on M&T’s website at https://ir.mtb.com/corporate-governance.

In accordance with SEC rules, M&T will post on its website or file a Form 8-K to report any amendment to or waiver from any provision in the Code of Ethics for CEO and Senior Financial Officers that applies to our Chief Executive Officer, Chief Financial Officer, Controller, or persons performing similar functions.

Board Diversity

M&T strives to foster an inclusive workplace where we respect and value individual differences.  We believe that employee diversity enhances the organization’s ability to succeed at all levels.  Likewise, M&T values diversity among its Board members.  Our Corporate Governance Standards provide that the NCG Committee, in discharging its duties to review director nominee qualifications, consider experience, skill set and diversity in the context of Board needs and obligations.  In light of these guidelines, the NCG Committee endeavors to identify nominees that possess diverse educational backgrounds, business experiences, life skills, geographic representation and community involvement.  In addition, the Board should reflect gender, racial, sexual orientation, national origin and ethnic diversity.  Over 26% of our Board members represent these diverse constituencies (two women, two people of color, and one person from the LGBTQ community).  Also, the current directors range in age from 54 to 85; the average age is 68.  Half of our Board members were elected to the Board of Directors for the first time in the last five years.  The NCG Committee does not assign specific weight to any particular criteria; the goal is to identify nominees that, considered as a group, will possess the talents, skill sets and characteristics necessary for the Board of Directors to fulfill its responsibilities.

Board Independence

Pursuant to our Corporate Governance Standards, the Board conducts an annual review of director independence.  As a result of the review performed in February 2018, the Board determined, based upon the recommendation of the NCG Committee, that 14 of the 17 members then serving as directors met the NYSE standard for independence.  In February 2019, the Board conducted its annual director independence review and, based upon the recommendation of the NCG Committee, determined that of the 18 nominees standing for election as directors at the Annual Meeting, all of whom are currently serving as such, 14 meet the NYSE standard for independence.  Currently, only Messrs. Jones, Gold, Pearson and Sadler are not deemed to be independent.

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The Board applies the standards of the SEC, NYSE and M&T’s Corporate Governance Standards to assist it in making independence determinations.  The Board considers all relevant facts and circumstances in determining whether a material relationship exists with M&T.  Material relationships that the Board may consider include commercial, banking, consulting, legal, accounting, industrial, charitable and family relationships.  The NYSE rules set forth specific relationships that will always bar independence.  Under the NYSE “bright-line” tests, each of the following relationships will automatically bar a director from being independent:

•	A director employed by M&T;
•

A director’s receipt of more than $120,000 per year in direct compensation from M&T (other than director fees and pension or other forms of deferred compensation for prior service not contingent upon continued service);

•	A director’s affiliation or employment with M&T’s internal or external auditors;
•	A director (or immediate family member) who has been an executive officer of another company where any executive officer of M&T serves or served on that company’s compensation committee; or
•

A director employed by (or an immediate family member is an executive officer of) a company that makes payments to, or receives payments from, M&T in an amount in excess of the greater of $1 million or 2% of such other company’s consolidated gross revenues.

An employee-director of M&T (or a director with an immediate family member who is an M&T executive officer) will not be independent until three years after the employment relationship ends.  The other bright-line tests will bar independence if they existed at any time during the prior three years.

In making its determination as to the independence of the directors, the Board considered specific transactions, relationships and arrangements with directors and their immediate family members and any such person’s business affiliations.  For each of Mr. Hawke and Ms. Rich, the Board considered payments by M&T to a company (in the case of Ms. Rich, a travel agency with which she is affiliated and, in the case of Mr. Hawke, the international law firm in which he was formerly a partner and throughout 2018 was an employee with no share in the profits of the firm) for services in an amount that with respect to Ms. Rich’s affiliated travel agency did not exceed the greater of $1 million or 2% of such company’s consolidated gross revenues and with respect to Mr. Hawke’s law firm employer did not exceed $120,000.  The Board determined that neither Mr. Hawke nor Ms. Rich have a direct or indirect material interest in the transactions with the entities that M&T engaged for professional and transactional services.  Additionally, the Board considers ordinary course banking and financial services transactions provided by M&T and its subsidiaries as generally described in the section titled “TRANSACTIONS WITH DIRECTORS AND EXECUTIVE OFFICERS,” in making its determination as to independence.

With respect to the independence determination for Mr. Salamone, Mr. Salamone served as Chairman and Chief Executive Officer of Hudson City from September 2014 until the completion of the acquisition of Hudson City by M&T in November 2015.  Mr. Salamone was named Chairman and Chief Executive Officer of Hudson City in September 2014, during the period in which the merger between Hudson City and M&T awaited regulatory approval and following the unexpected death of Hudson City’s prior Chairman and Chief Executive Officer.  As provided for in the merger agreement with Hudson City, concurrent with the consummation of the merger, Mr. Salamone’s status as Chairman and Chief Executive Officer of Hudson City ended and he joined the Board of Directors as a non-employee Director.  Never having been employed by M&T and receiving no remuneration as such, Mr. Salamone is currently independent under SEC and NYSE rules.  As a result of a leading proxy advisory firm’s arbitrary five-year

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standard for director independence, he is viewed as an “insider” on the Audit Committee, which resulted in an adverse voting recommendation and a 70.42% approval vote for Mr. Salamone at the 2018 Annual Meeting of Shareholders.  Mr. Salamone faces similar issues for the 2019 and 2020 Annual Meetings of Shareholders after which he will have passed the fifth anniversary of the merger with Hudson City, thus being viewed as “independent” by the proxy advisory firms.  Mr. Salamone brings valuable public accounting experience to the Audit Committee.

The Board, upon the recommendation of the NCG Committee, considered all relevant facts and circumstances, including these transactions, relationships and arrangements and, consistent with the applicable independence standards, determined that none impair the relevant director’s independence as a director of M&T or as a member of any of the committees on which he or she serves.  Based on its review of all relevant information, the Board affirmatively determined that, other than Messrs. Jones, Gold, Pearson and Sadler, who do not meet the NYSE bright-line independence standards, each member of the Board of Directors is “independent” and does not have any material relationships with M&T or its subsidiaries.

Board Leadership Structure

Chairman and Lead Independent Director

Mr. Jones was elected as M&T’s Chairman of the Board and appointed Chief Executive Officer in December 2017, following the death of Robert G. Wilmers who had held those posts for more than 30 years.  Mr. Jones has been an employee of M&T for over 25 years and has been a member of executive management for 14 years.  The Board believes that in light of Mr. Jones’ significant broad-based experience with M&T, his leadership tenure with the organization, and his close working relationship with Mr. Wilmers, that the same leadership structure is appropriate for the Board of Directors as it fosters effective decision-making and clear accountability.  The Board adheres to the Corporate Governance Standards on this topic and annually elects a non-executive Vice Chairman of the Board of Directors who performs the duties of lead independent director.  Mr. Brady has served as the lead independent director since June 2015.  The lead independent director presides over the executive sessions of the non-management directors.

Executive Sessions of the Non-Management Directors

The non-management directors meet at regularly scheduled executive sessions without management.  Mr. Brady, Vice Chairman of the Board of Directors and the lead independent director, presides at these meetings.  In the absence of the lead independent director, the non-management directors determine which director will preside at such meetings.

Board’s Role in Risk Oversight

The Board of Directors has delegated its risk oversight duties to the Risk Committee.  At each Board meeting, the Board receives separate reports from the Chairman of the Risk Committee as well as the Chair of the Audit Committee.  In 2018, the Audit Committee and the Risk Committee held one joint meeting.  In addition, in 2018, the Executive Committee and Risk Committee held one joint meeting.  M&T’s risk governance committees, including the Management Risk Committee, which is the primary management-level risk committee, provide regular reports to the Risk Committee.  Further, M&T’s Chief Risk Officer provides regular reports directly to the Risk Committee and twice per year to the Audit Committee.

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Board Attendance

The Board of Directors held 11 meetings in 2018.  Each of the directors attended at least 75% of the total number of meetings of the Board and each committee on which the director served.

M&T’s Corporate Governance Standards encourage all members of the Board of Directors to attend its Annual Meeting of Shareholders, absent exigent circumstances.  Of the nominees standing for election at the Annual Meeting, 17 were elected at the 2018 Annual Meeting of Shareholders and 14 of those directors attended that meeting.

Communications with the Board of Directors

Any shareholder or other interested party wishing to communicate with the Board of Directors or any individual director may submit his or her written correspondence to M&T Bank Corporation’s Corporate Secretary, One M&T Plaza, Buffalo, New York 14203.  The Corporate Secretary may facilitate direct communications to the Board, the lead independent director, the non-management directors as a group, or individual directors, by reviewing and summarizing such communications.

Board Committees and Member Composition During 2018

Committee Member	Audit	Executive	Nomination, Compensation and Governance	Risk
Brent D. Baird(1)		✓	Chairman
C. Angela Bontempo	Chair Financial Expert
Robert T. Brady(1)		✓	✓
T. Jefferson Cunningham III				Risk Management Expert
Gary N. Geisel			✓	Risk Management Expert
Richard S. Gold(2)
Richard A. Grossi	Financial Expert
John D. Hawke, Jr.				Chairman
René F. Jones(1)		✓
Richard H. Ledgett, Jr.
Newton P.S. Merrill
Melinda R. Rich
Robert E. Sadler, Jr.(1)		Chairman		✓
Denis J. Salamone	✓
John R. Scannell
David S. Scharfstein	✓
Herbert L. Washington	✓

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Audit Committee

The Audit Committee has the authority and responsibility to engage and discharge the independent registered public accounting firm, pre-approve all audit and non-audit services to be provided by such firm, review the plan and results of the auditing engagement, review management’s evaluation of the adequacy of M&T’s system of internal controls over financial reporting, direct and supervise investigations into matters within the scope of its duties, and perform the duties set forth in its written charter and such other duties as are required by applicable laws or securities exchange rules.  In addition, the Audit Committee serves as the Examining Committee for Wilmington Trust, N.A. and reviews the activities of the Examining Committee of M&T Bank.  Ms. Bontempo (Chair) and Messrs. Grossi, Salamone, Scharfstein and Washington served as members of the Audit Committee during 2018, and each currently serves as a member.  The Audit Committee held six meetings in 2018, including one joint meeting with the Risk Committee.

The Audit Committee is comprised solely of directors who are not officers or employees of M&T and who the Board has determined have the requisite financial literacy to serve on the Audit Committee.  The Board determined that no member of the Audit Committee has any material relationship with M&T that might interfere with the exercise of the member’s independent judgment and that each member meets the standards of independence established by the SEC and the NYSE.  In addition, the Board of Directors has determined that at least one member of the Audit Committee meets the NYSE standard of having “accounting or related financial management expertise.”  The Board, based upon the recommendation of the NCG Committee, after reviewing all relevant facts and circumstances, determined that Ms. Bontempo and Mr. Grossi each is an “audit committee financial expert.”

The Audit Committee is governed by a written charter approved by the Board of Directors.  The Audit Committee Charter is available on M&T’s website at https://ir.mtb.com/corporate-governance.

Executive Committee

The Board of Directors has empowered its Executive Committee to act when the Board of Directors is not in session, during which time the Executive Committee possesses all of the Board’s powers in the management of the business and affairs of M&T Bank Corporation, except as otherwise limited by law.  Messrs. Sadler (Chairman), Baird, Brady and Jones served as members of the Executive Committee during 2018 and each currently serves as a member.  The Executive Committee met 11 times in 2018, including one joint meeting with the Risk Committee.

The Executive Committee is governed by a written charter approved by the Board of Directors.  The Executive Committee Charter is available on M&T’s website at https://ir.mtb.com/corporate-governance.

Nomination, Compensation and Governance Committee

The Nomination, Compensation and Governance Committee is responsible for evaluating the efforts of M&T and of the Board of Directors to maintain effective corporate governance practices and identifying candidates for election to the Board of Directors.  In addition, the NCG Committee is responsible for administering M&T’s equity compensation plans and awarding grants thereunder.  It administers various equity and incentive plans, including the M&T Bank Corporation Annual Executive Incentive Plan, the M&T Bank Corporation 2005 Incentive Compensation Plan, the Directors’ Stock Plan, the M&T Bank Corporation 2009 Equity Incentive Compensation Plan (“2009 Equity Incentive Compensation Plan”), the M&T Bank Corporation Employee Stock Purchase Plan and, if approved by

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shareholders, the 2019 Equity Incentive Compensation Plan described in proposal 2.  The NCG Committee recommends the remuneration and benefits of directors and Section 16 reporting officers of M&T and its subsidiaries.  It is also responsible for reviewing with management the Compensation Discussion and Analysis (“CD&A”) and providing a report recommending to the Board of Directors whether such CD&A should be included in the proxy statement.  Messrs. Baird (Chairman), Brady and Geisel served as members of the NCG Committee throughout 2018, and each currently serves as a member.  The NCG Committee held eight meetings in 2018.

The NCG Committee considers nominees for director that are recommended by various persons or entities, including, but not limited to, non-management directors, the Chief Executive Officer and other executive officers of M&T, and shareholders.  In evaluating all nominees for director, including those recommended by shareholders, the NCG Committee considers whether each nominee has all the requisite experience, attributes and qualifications for board membership and not just certain specific qualities or skills.  In addition, the NCG Committee takes into account any contractual rights that persons or entities have with respect to nominees for director.

In considering nominees for director, including those recommended by shareholders, the NCG Committee reviews the qualifications and independence of the potential nominee in light of the composition of the current Board of Directors and its various committees.  This assessment includes, among other considerations, the potential nominee’s qualification as independent, diversity, age, skills, experience, tenure, contribution and appropriate geographic balance in the context of the needs of the Board of Directors and its committees.

The NCG Committee will consider candidates nominated by shareholders that are properly submitted in writing to M&T’s Corporate Secretary at One M&T Plaza, Buffalo, New York 14203 and received no earlier than 150 days and no later than 120 days prior to the anniversary of the date on which M&T first mailed its proxy materials for the preceding year’s Annual Meeting of Shareholders.  For the 2020 Annual Meeting of Shareholders, M&T’s Corporate Secretary must receive those nominations no earlier than October 9, 2019 and no later than November 8, 2019.

The NCG Committee is comprised solely of directors who are not officers or employees of M&T.  The Board determined that no member of the NCG Committee has any material relationship with M&T that might interfere with the exercise of the member’s independent judgment and that each member meets the standards of independence established by the SEC and the NYSE.

The NCG Committee is governed by a written charter approved by the Board of Directors.  The NCG Committee Charter is available on M&T’s website at https://ir.mtb.com/corporate-governance.

Risk Committee

The Risk Committee assists the Board of Directors in its oversight of M&T’s risk management function, including the strategies, policies, procedures and systems established by management to identify, assess, measure and manage the major risks facing M&T.  In discharging its duties of risk oversight, the Risk Committee provides input to management on risk appetite, risk profile and regulatory requirements and approves the effectiveness of M&T’s risk management framework.  Messrs. Hawke (Chairman), Cunningham and Geisel served as members of the Risk Committee throughout 2018, and each currently serves as a member and Mr. Sadler served on the Risk Committee until he voluntarily resigned therefrom effective September 14, 2018.  The Board of Directors appointed Mr. Ledgett to the Risk Committee effective February 20, 2019.  The Risk Committee held 13 meetings in 2018, including one joint meeting with the Audit Committee and one joint meeting with the Executive Committee.

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Regulation YY promulgated by the Federal Reserve Board (“FRB”) in February 2014, requires that publicly traded bank holding companies with total consolidated assets of $50 billion or more must maintain a risk committee chaired by an independent director and include at least one member meeting the FRB standards of experience in identifying, assessing and managing risk exposures of large, complex financial firms commensurate with the company’s structure, risk profile complexity, activities and size (a “risk management expert”).  The Board, based upon the recommendation of the NCG Committee, after reviewing all relevant facts and circumstances, determined that Messrs. Cunningham and Geisel each is a “risk management expert.”

The Risk Committee is governed by a written charter approved by the Board of Directors.  The Risk Committee Charter is available on M&T’s website at https://ir.mtb.com/corporate-governance.

NOMINATION, COMPENSATION AND GOVERNANCE COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Messrs. Baird (Chairman), Brady and Geisel served as members of the NCG Committee throughout 2018, and each currently serves as a member.  No individual who served as a member of the NCG Committee during 2018 was at any time an officer or employee of M&T or any of its subsidiaries.

The Board of Directors determined that all members of the NCG Committee are independent and have no financial or personal relationships with M&T requiring disclosure pursuant to the SEC rules (other than director compensation, equity ownership and transactions made in the ordinary course of business with its banking or other operating subsidiaries as described in this proxy statement).

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STOCK OWNERSHIP INFORMATION

The tables below set forth direct and indirect ownership of common stock by each of our directors, each of the named executive officers, all directors and executive officers as a group, and by each person who is known to be the beneficial owner of more than 5% of M&T’s common stock as of February 28, 2019 together with the percentage of total shares outstanding represented by such ownership based upon 138,461,278 shares outstanding as of February 28, 2019.

For purposes of these tables, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 of the Exchange Act, where, in general, a person is deemed to be the beneficial owner of a security if such person has or shares the power to vote or to direct the voting of the security or the power to dispose or to direct the disposition of the security, or if such person has the right to acquire the beneficial ownership of the security within 60 days.

Directors and Named Executive Officers Stock Ownership

Name of Beneficial Owner	Number of Shares		Percentage of Class
Brent D. Baird	33,181		*
C. Angela Bontempo	13,482	(1)	*
Robert T. Brady	17,214	(2)	*
T. Jefferson Cunningham III	24,346	(3)	*
Gary N. Geisel	21,503		*
Richard S. Gold	46,401	(4)(5)	*
Richard A. Grossi	2,391		*
John D. Hawke, Jr.	6,104		*
René F. Jones	62,366	(5)(6)	*
Richard H. Ledgett, Jr.	127		*
Newton P.S. Merrill	1,827		*
Kevin J. Pearson	43,521	(5)(7)	*
Melinda R. Rich	14,761		*
Robert E. Sadler, Jr.	110,648	(8)	*
Denis J. Salamone	139,206	(5)(9)	*
John R. Scannell	518		*
David S. Scharfstein	859		*
Herbert L. Washington	12,426	(10)	*
Darren J. King	52,285	(5)(7)(11)	*
Doris P. Meister	4,249	(5)	*
Current directors and executive officers as a group (30 persons)	749,947	(5)(7)	*

*	Less than 1%
(1)	Includes 506 shares held by trusts for which Ms. Bontempo is a trustee and in which she has a pecuniary interest and investment power.
(2)

Includes 8,000 shares held by a charitable remainder annuity trust of which Mr. Brady and his spouse are co-trustees and of which Mr. Brady’s spouse is the current annuity beneficiary for the lesser of her life or 21 years.

(3)

Includes 12,642 shares held through client accounts at Magnolia Capital Management, Ltd., a registered investment advisory firm of which Mr. Cunningham is the Chairman, President and Chief Executive Officer and over which shares he has dispositive and voting powers.  Mr. Cunningham has no pecuniary interest in such shares.

(4)	Includes 2.203 shares held jointly with a close relative of Mr. Gold. Also includes 17 shares held indirectly as custodian for his son.
(5)

Includes the following shares subject to options granted under (a) M&T’s incentive compensation plans, and (b) plans of companies acquired by M&T, the obligations of which have been assumed by M&T and converted into options to receive shares of M&T common stock, all of which are currently exercisable or are exercisable within 60 days after February 28, 2019:  Mr. Gold – 3,354 shares; Mr. Jones – 5,590 shares; Mr. King – 2,012 shares; Ms. Meister – 2,236 shares; Mr. Pearson – 3,354 shares; Mr. Salamone – 32,149 shares; and all directors and executive officers as a group – 59,013 shares.  Out-of-the-money

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options are included in the shares presented as beneficially owned to the extent they are currently exercisable or exercisable within 60 days after February 28, 2019.
(6)	Includes 2 shares held indirectly as custodian for Mr. Jones’ children.
(7)

Includes the following shares through participation in the M&T Bank Corporation Retirement Savings Plan:  Mr. King – 2,408 shares; Mr. Pearson – 2,781 shares; and all directors and executive officers as a group – 18,395 shares.  Such individuals retain voting and investment power over their respective shares in the Retirement Savings Plan.

(8)

Includes 24,743 shares owned by the Sadler Family Foundation, a charitable foundation formed by Mr. Sadler.  Mr. Sadler is a trustee of the Sadler Family Foundation and holds voting and dispositive power over the shares owned by it. Also includes 32,993 shares owned by a close relative of Mr. Sadler and 32,000 shares held in a grantor retained annuity trust of which Mr. Sadler is the trustee and his descendants are beneficiaries.  Mr. Sadler disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.

(9)

Includes 5,000 shares owned by the Salamone Family Foundation, a non-profit corporation formed by Mr. Salamone. Mr. Salamone is a trustee of the Salamone Family Foundation and holds voting and dispositive power over the shares owned by it.

(10)	Includes 500 shares owned by a close relative of Mr. Washington.
(11)	Includes 1,602 shares held indirectly as custodian for Mr. King’s children.

M&T Bank Corporation Insider Trading Policy

All of M&T’s directors, officers and employees are subject to M&T’s Insider Trading Policy which prohibits short-term trading in M&T’s securities, including but not limited to, the use of such strategies as exchange-traded options and the use of puts and calls, caps and collars and short sales.  This policy effectively serves as an anti-hedging policy.

The following table sets forth certain information with respect to all persons or groups known by M&T to be the beneficial owners of more than 5% of its outstanding common stock as of February 28, 2019.

Beneficial Owners Holding More Than 5% of M&T Bank Corporation’s Common Stock

Name and Address of Beneficial Owner		Amount and Nature of Beneficial Ownership		Percentage of Class
Vanguard Group, Inc.	100 Vanguard Blvd. Malvern, PA 19355	13,943,671	(1)	10.07%
BlackRock, Inc.	55 East 52nd Street New York, NY 10055	10,220,602	(2)	7.38%

(1)

Vanguard Group, Inc. (“Vanguard”) filed an amended Schedule 13G with the SEC on February 12, 2019 reporting that it is deemed to be the beneficial owner of in excess of 5% of the outstanding shares of M&T common stock.  Vanguard reported that it has sole voting power with respect to 161,204 of the indicated shares, shared voting power with respect to 31,910 of the indicated shares, sole dispositive power with respect to 13,752,054 of the indicated shares, and shared dispositive power with respect to 191,617 of the indicated shares.

(2)

BlackRock, Inc. (“BlackRock”) filed an amended Schedule 13G with the SEC on February 6, 2019 reporting that it is deemed to be the beneficial owner of in excess of 5% of the outstanding shares of M&T common stock. BlackRock reported that it has sole voting power with respect to 9,031,535 of the indicated shares and sole dispositive power with respect to all 10,220,602 of the indicated shares, which includes shares beneficially owned by certain subsidiaries of BlackRock.

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M&T is the sponsor of a number of employee benefit plans that hold an aggregate of 3,062,065 shares of M&T common stock as of February 28, 2019.  Its principal banking subsidiary, M&T Bank, has sole voting authority over 875,423 of these shares.  The remaining 2,186,642 shares of M&T common stock are voted by the trustee of the applicable employee benefit plan pursuant to the instructions of the participants in accordance with the terms of each such plan.  Certain of the directors and executive officers of M&T hold indirect beneficial interests in the holdings of these employee benefit plans.  See also footnotes (5) and (7) to the table set forth above titled “Directors and Named Executive Officers Stock Ownership.”

Section 16(a) Beneficial Ownership Reporting Compliance

Under Section 16(a) of the Exchange Act, M&T’s directors and our Section 16 reporting officers, and persons who beneficially own more than 10% of M&T’s outstanding shares of common stock are required to report their beneficial ownership of the common stock and any changes in that beneficial ownership to the SEC and the NYSE.  M&T believes that these filing requirements were satisfied by all of its directors and Section 16 reporting officers during 2018.  In making the foregoing statement, M&T relied on copies of the reporting forms received by it or on the written representations from such reporting persons that no additional forms were required to be filed under the applicable rules of the SEC.

TRANSACTIONS WITH DIRECTORS AND EXECUTIVE OFFICERS

Directors and executive officers of M&T and their immediate family members and affiliated entities are, and have been, customers of, and have had transactions with the banking and other operating subsidiaries of M&T, and additional transactions may be expected to take place in the future between such persons and M&T’s subsidiaries.  Any financial services provided to directors, executive officers and their immediate family members and affiliated entities are offered in the ordinary course of business, upon substantially the same terms and conditions, including price, as we provide to similarly situated customers.  M&T’s subsidiary banks also extend credit to some of the directors and their immediate family members and affiliated entities.  All such extensions of credit outstanding at any time since January 1, 2018, comply with our policies and procedures and Federal Reserve Board Regulation O.  All extensions of credit were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to M&T or its subsidiary banks, and did not involve more than the normal risk of collectability or present other unfavorable features.  As described in “Board Independence” under the section titled “CORPORATE GOVERANCE OF M&T BANK CORPORATION,” such related party or affiliate transactions are one factor considered by the Board of Directors in its review of director independence.

M&T’s Code of Business Conduct and Ethics, which is applicable to our directors, officers, advisors and employees, as well as to our agents and representatives, including consultants, requires that individuals avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner, and otherwise act with integrity and in the best interests of M&T.  The Code of Business Conduct and Ethics expects individuals to report any observed illegal or unethical behavior and provides a retaliation-free reporting mechanism.  We use a combination of our policies and established review procedures, including adherence to NYSE standards, to ensure related party transactions are reviewed, approved and ratified, as appropriate. We do not maintain these policies and procedures under a single written policy.

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PROPOSAL 2

APPROVAL OF THE M&T BANK CORPORATION 2019 EQUITY INCENTIVE COMPENSATION PLAN

Background and Purpose

The Board of Directors is asking shareholders to approve the M&T Bank Corporation 2019 Equity Incentive Compensation Plan (the “2019 Equity Incentive Compensation Plan”).  On January 15, 2019, the Board of Directors unanimously approved the 2019 Equity Incentive Compensation Plan, subject to shareholder approval and, accordingly, the Board of Directors directed that the 2019 Equity Incentive Compensation Plan be submitted to the shareholders of M&T for approval at the 2019 Annual Meeting of Shareholders.

The 2019 Equity Incentive Compensation Plan is a new equity compensation plan for our employees, non-employee directors, and members of M&T’s (or its affiliates’) Directors Advisory Councils or any successor thereto (“Key Advisors”).  The 2019 Equity Incentive Compensation Plan replaces the 2009 Equity Incentive Compensation Plan, which by its terms expires with respect to the ability to issue new awards on April 21, 2019.  No further awards will be made under the 2009 Equity Incentive Compensation Plan if the 2019 Equity Incentive Compensation Plan is approved by shareholders and, in any event, on or after April 21, 2019.  Outstanding awards previously granted under the 2009 Equity Incentive Compensation Plan shall continue in effect in accordance with their terms.

The Board of Directors is seeking shareholder approval of the 2019 Equity Incentive Compensation Plan in order to (i) meet NYSE listing requirements, (ii) establish a limit on annual compensation of non-employee directors, (iii) allow incentive stock options awarded under the 2019 Equity Incentive Compensation Plan to meet the requirements of the Internal Revenue Code of 1986, as amended (the “Code”) and (iv) conform to good corporate governance.

The purpose of the 2019 Equity Incentive Compensation Plan is to promote the success of M&T and its affiliates by providing incentives to employees, non-employee directors, and Key Advisors that will link their personal interests (i) to the financial success of M&T and its affiliates, and (ii) to growth in shareholder value.  The Board of Directors and management believe the ability to make equity awards enhances M&T’s ability to attract and retain qualified employees, non-employee directors and Key Advisors.  The Board of Directors also believes it is in the best interest of M&T and its shareholders to recognize the contributions of its employees, non-employee directors and Key Advisors in the success of M&T by providing an incentive for those employees, non-employee directors and Key Advisors to continue their service with M&T and its affiliates.  Furthermore, as described in the CD&A section of this proxy statement as part of M&T’s compensation policy, equity-based compensation is a significant component of M&T’s total compensation program, particularly with respect to its executive officers.

Determination of the Number of Shares Available for Awards under the 2019 Equity Incentive Compensation Plan

If this Proposal 2 is approved by our shareholders, subject to adjustments as described in the 2019 Equity Incentive Compensation Plan, the maximum aggregate number of shares of M&T common stock that may be issued under the 2019 Equity Incentive Compensation Plan will be 4,333,428.  In addition, subject to adjustments described in the 2019 Equity Incentive Compensation Plan, the

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number of shares of common stock subject to outstanding awards under the 2009 Equity Incentive Compensation Plan on the effective date of the 2019 Equity Incentive Compensation Plan that are not issued under the 2009 Equity Incentive Compensation Plan due to forfeiture, termination, surrender, cancellation or expiration of any such award after the effective date of the 2019 Equity Incentive Compensation Plan will be available for issuance under the 2019 Equity Incentive Compensation Plan (up to 956,905 shares).

In determining the number of shares to be authorized for issuance under the 2019 Equity Incentive Compensation Plan, the Board of Directors worked with McLagan, an Aon company (and the independent compensation consultant to the NCG Committee of the Board of Directors), and considered a number of factors, including the expiration of the 2009 Equity Incentive Compensation Plan as to new awards on April 21, 2019, our past share usage (referred to as “burn rate”), the number of shares needed for future awards, a dilution analysis, competitive data from relevant peer companies, the current and future accounting expenses associated with our equity award practices, and input from our shareholders.  No additional awards will be made under the 2009 Equity Incentive Compensation Plan if the 2019 Equity Incentive Compensation Plan is approved by our shareholders.  As of December 31, 2018, 2,833,428 shares remain available for awards under the 2009 Equity Incentive Compensation Plan.  The Board of Directors took such shares into account when determining the number of shares to be available under the 2019 Equity Incentive Compensation Plan.

If the M&T Bank Corporation 2019 Equity Incentive Compensation Plan is approved by shareholders, beginning in 2019, the maximum aggregate grant date value of shares of M&T common stock awarded to any non-employee director during any calendar year for services rendered as a non-employee director, taken together with any cash fees earned for services as a non-employee director during the calendar year, may not exceed $350,000 in total value.  In determining this dollar limit, the value of the awards will be calculated based on the grant date fair value of the awards for financial statement purposes.  This annual aggregate limit on compensation was established based on current and expected levels of director compensation and a review conducted by McLagan of the compensation of non-employee directors at our peer group companies.

Dilution Analysis

As of February 28, 2019, M&T has 138,461,278 shares of common stock outstanding.  The proposed share authorization is a request for a total of 4,333,428 shares consisting of 1,500,000 new shares under the 2019 Equity Incentive Plan plus 2,833,428 shares available under the 2009 Equity Incentive Plan.  The table below shows our potential dilution levels based on common stock outstanding as of February 28, 2019, our new share request and our total equity awards outstanding as of December 31, 2018. The Board of Directors believes that the number of shares of common stock under the 2019 Equity Incentive Compensation Plan represents a reasonable amount of potential equity dilution, and will allow M&T to continue granting equity awards. Equity awards are an important component of M&T’s equity-based compensation program.

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Potential Dilutive Impact of the Share Request

Stock Options Outstanding as of December 31, 2018	220,591
Weighted Average Exercise Price of Stock Options Outstanding as of December 31, 2018	$157.98
Weighted Average Remaining Term of Stock Options Outstanding as of December 31, 2018	5.30 years
Full Value Awards Outstanding (RSUs, Restricted Stock Awards, and PHSUs) as of December 31, 2018(1)	736,314
Total Equity Awards Outstanding as of December 31, 2018	956,905
Shares Available for Grant under the 2009 Equity Incentive Plan as of December 31, 2018(2)	2,833,428
New Shares Requested under the 2019 Equity Incentive Compensation Plan	1,500,000
Total Shares Requested under the 2019 Equity Incentive Compensation Plan(3)	4,333,428
Total (Shares Available under 2009 Plan + New Shares requested under 2019 Plan + Total Equity Awards Outstanding)	5,290,333
Shares of Common Stock Outstanding as of February 28, 2019	138,461,278
Total Basic Dilution as a Percentage of Common Stock Outstanding	3.82%

(1)	Includes shares subject to outstanding restricted stock awards (179,439 shares) and restricted stock unit awards (556,875 shares).

(2)

No additional awards will be granted under the 2009 Equity Incentive Compensation Plan upon approval of the 2019 Equity Incentive Compensation Plan. Any shares that remain available for awards under the 2009 Equity Incentive Compensation Plan will be available under the 2019 Equity Incentive Compensation Plan.

(3)	Consists of 1,500,000 new shares plus 2,833,428 shares available for grant under the 2009 Equity Incentive Compensation Plan as of December 31, 2018.

Based on our historic and projected future usage patterns, the Board of Directors estimates that the shares requested under the 2019 Equity Incentive Compensation Plan will be sufficient to provide awards under the 2019 Equity Incentive Compensation Plan for approximately 4 years.  Share reserves could be used more quickly or more slowly depending on increases or decreases in the price of our common stock, award amounts provided by our competitors, hiring activity, and promotions during the next few years.

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Burn Rate

The table below sets forth the following information regarding the awards granted under the 2009 Equity Incentive Compensation Plan: (i) the burn rate for each of the last three calendar years and (ii) the average burn rate over the last three calendar years. The burn rate for a year has been calculated as follows:

(i)

the sum of (x) all stock options granted in the applicable year, and (y) all time-based restricted stock units and restricted stock awards granted in the applicable year, and (z) all restricted stock units earned in the applicable year, divided by

(ii)	the weighted average number of shares of common stock outstanding for the applicable year.

Burn Rate

Year	Options Granted	Full-Value Shares Granted	Total Granted	Weighted Average Common Shares Outstanding	Burn Rate
2018	116,852	348,512	465,364	143,992,000	0.32
2017	200	417,922	418,122	152,159,000	0.27
2016	200	566,638	566,838	156,780,000	0.36
			Average		0.32

The burn rate means that M&T used an annual average of 0.32% of the weighted average shares outstanding for awards granted or earned over the past three years.

Summary of the 2019 Equity Incentive Compensation Plan

The material terms of the 2019 Equity Incentive Compensation Plan are summarized below. A copy of the full text of the 2019 Equity Incentive Compensation Plan is attached to this proxy statement as Appendix A. This summary of the 2019 Equity Incentive Compensation Plan is not intended to be a complete description of the 2019 Equity Incentive Compensation Plan and is qualified in its entirety by the actual text of the 2019 Equity Incentive Compensation Plan to which reference is made.

Purpose. The purpose of the 2019 Equity Incentive Compensation Plan is to promote the success of M&T and its affiliates by providing incentives to employees, non-employee Directors and Key Advisors that will align their personal interests to the financial success of M&T and its affiliates and to growth in shareholder value. The Board of Directors and management believe that the ability to make equity awards enhances M&T’s ability to motivate, attract and retain qualified employees and service providers.

To provide a sufficient pool of equity for M&T to attract and retain talent over the next several years, M&T has adopted the 2019 Equity Incentive Compensation Plan, subject to shareholder approval, which is intended to replace the 2009 Equity Incentive Compensation Plan. No further grants will be made under the 2009 Equity Incentive Compensation Plan, but, as described in the section entitled “Shares Available for Issuance” below, shares subject to outstanding awards under the 2009 Equity Incentive Compensation Plan on the effective date of the 2019 Equity Incentive Compensation Plan that are not issued under the 2009 Equity Incentive Compensation Plan due to forfeiture, termination, surrender, cancellation or expiration of such award after the effective date of

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the 2019 Equity Incentive Compensation Plan will be available for issuance under the 2019 Equity Incentive Compensation Plan (up to 956,905 shares).

Administration

The 2019 Equity Incentive Compensation Plan will be administered by a committee appointed by the Board of Directors consisting of three or more outside, independent members of the Board of Directors each of whom is (i) a “non-employee director” as defined in Rule 16b-3 of the Exchange Act and (ii) “independent” under the rules and regulations of the NYSE (or other stock exchange on which the M&T common stock is traded).  The Board of Directors has appointed the NCG Committee to administer the 2019 Equity Incentive Compensation Plan.

The NCG Committee will have full power to administer the 2019 Equity Incentive Compensation Plan, including the power to determine who will receive awards under the 2019 Equity Incentive Compensation Plan, the number of shares of M&T common stock that will be subject to the awards, the terms, conditions and form of the awards and to determine whether the vesting of any award will be accelerated.

The NCG Committee will have discretionary authority to interpret the 2019 Equity Incentive Compensation Plan and the award agreements evidencing the awards, prescribe, amend and rescind rules and regulations relating thereto, and make all other determinations deemed necessary or advisable for the administration of the 2019 Equity Incentive Compensation Plan and the awards granted thereunder.  To the extent permitted by the 2019 Equity Incentive Compensation Plan and subject to compliance with applicable law and applicable stock exchange requirements, the NCG Committee may also delegate its authority under the 2019 Equity Incentive Compensation Plan to our Chief Executive Officer or to other officers of M&T.  All determinations and decisions of the NCG Committee or its delegate will be final, conclusive and binding on all persons.

Shares and Other Limits

Shares Available for Issuance. The total number of shares of M&T common stock that may be issued pursuant to awards under the 2019 Equity Incentive Compensation Plan may not exceed 4,333,428, subject to adjustment as described below.  In addition, the number of shares of common stock subject to outstanding awards under the 2009 Equity Incentive Compensation Plan on the effective date of the 2019 Equity Incentive Compensation Plan that are not issued under the 2009 Equity Incentive Compensation Plan due to forfeiture, termination, surrender, cancellation or expiration of any such award after the effective date of the 2019 Equity Incentive Compensation Plan will be available for issuance under the 2019 Equity Incentive Compensation Plan (up to 956,905 shares), subject to adjustment as described below.  Similarly, to the extent that shares of M&T common stock subject to an outstanding award under the 2019 Equity Incentive Compensation Plan are not issued by reason of forfeiture, termination, surrender, cancellation, or expiration of such award or by reason of being settled in cash in lieu of shares of M&T common stock, then such shares will immediately again be available for issuance under the 2019 Equity Incentive Compensation Plan.  Shares issued under the 2019 Equity Incentive Compensation Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares, including shares that have been reacquired by M&T in the open market, in private transactions, or otherwise, to fulfill its obligations under the 2019 Equity Incentive Compensation Plan.  Fractional shares will not be issued under the 2019 Equity Incentive Compensation Plan.

If stock appreciation rights are granted under the 2019 Equity Incentive Compensation Plan, the full number of shares subject to the stock appreciation rights will be considered issued under the 2019

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Equity Incentive Compensation Plan, regardless of the number of shares of M&T common stock actually issued upon exercise of the stock appreciation rights.  Shares of M&T common stock that are surrendered in payment of the exercise price of an option (including an option granted under the 2009 Equity Incentive Compensation Plan) will not be available for issuance under the 2019 Equity Incentive Compensation Plan.  Shares of M&T common stock that are withheld or surrendered in satisfaction of withholding taxes, or surrendered for the payment of taxes, with respect to awards (including awards granted under the 2009 Equity Incentive Compensation Plan) will not be available for issuance under the 2019 Equity Incentive Compensation Plan.  For the avoidance of doubt, if M&T repurchases shares of M&T common stock on the open market with the proceeds received from the exercise price of stock options, the repurchased shares will not be available for issuance under the 2019 Equity Incentive Compensation Plan.

Award Limits.  The maximum number of shares of common stock that may be issued under the 2019 Equity Incentive Compensation Plan pursuant to the exercise of “incentive stock options” as defined in Section 422 of the Code, is 4,333,428 shares of common stock, subject to adjustment as described below.  The maximum number of shares of common stock that may be subject to awards granted to any employee or Key Advisor under the 2019 Equity Incentive Compensation Plan in any calendar year will not exceed 300,000 shares of common stock in the aggregate, subject to adjustment as described below.

Non-Employee Director Compensation Limits.  The maximum aggregate grant date value of shares of common stock subject to awards made to any non-employee director during any calendar year for services rendered as a non-employee director, including any cash fees earned for services rendered as a non-employee director during the calendar year, will not exceed $350,000 in total value.  In determining this dollar limit, the value of awards will be calculated based on the grant date fair value of the awards for financial reporting purposes.

Eligibility

Awards may be granted under the 2019 Equity Incentive Compensation Plan to employees of M&T and its affiliates, non-employee directors and Key Advisors.  As of December 31, 2018, approximately 16,413 full time and 854 part time employees of M&T and its affiliates, and none of its non-employee directors or Key Advisors, were eligible to receive awards under the 2009 Equity Incentive Compensation Plan.  Non-employee directors and Key Advisors are eligible for awards under the 2019 Equity Incentive Compensation Plan.  Accordingly, if the 2019 Equity Incentive Compensation Plan were in effect on December 31, 2018, approximately 16,413 full time and 854 part time employees of M&T Bank and its affiliates, 15 non-employee directors and 190 Key Advisors would be eligible to receive awards under the 2019 Equity Incentive Compensation Plan.  As of December 31, 2018, 2,712 employees, and none of its non-employee directors or Key Advisors, held outstanding equity awards under the 2009 Equity Incentive Compensation Plan.

Subject to the provisions of the 2019 Equity Incentive Compensation Plan, the NCG Committee may select eligible participants and the nature and amount of each award granted under the 2019 Equity Incentive Compensation Plan.  For this reason, it is not possible to determine the benefits or amounts that will be received by any particular person in the future.  Because our executives and non-employee directors are eligible to receive awards under the 2019 Equity Incentive Compensation Plan, they may be deemed to have a personal interest in the approval of this Proposal 2.

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Types of Awards

Awards granted under the 2019 Equity Incentive Compensation Plan may be in the form of stock options, stock appreciation rights, stock awards, restricted stock units, and performance shares. The following is a brief description of the types of awards that may be granted under the 2019 Equity Incentive Compensation Plan:

Stock Options.  The NCG Committee may grant options to purchase shares of common stock in such amounts as it determines, and each option granted under the 2019 Equity Incentive Compensation Plan will be pursuant to an award agreement that contains the terms and conditions of the option, including the right to exercise the option following termination of employment or service, if any.  The NCG Committee may condition the grant or vesting of an option on the achievement of one or more performance goals.  Dividends or dividend equivalent payments will not be payable on the shares underlying an option.

The NCG Committee may grant options that are intended to qualify as incentive stock options under Section 422 of the Code, or non-qualified stock options, which are not intended to so qualify.  Incentive stock options may only be granted to our employees.  Anyone eligible to participate in the 2019 Equity Incentive Compensation Plan may receive a grant of non-qualified stock options.  The NCG Committee may determine the exercise price of options granted under the 2019 Equity Incentive Compensation Plan, but the exercise price cannot be less than the fair market value of a share of our common stock on the date the option is granted.  If an incentive stock option is granted to an employee owning more than ten percent of M&T common stock or stock of our subsidiaries as determined under Section 424 of the Code, the exercise price of the incentive stock option cannot be less than 110% of the fair market value of a share of our common stock on the date such option is granted.  The fair market value of our common stock is generally equal to the closing price for the common stock on the date the option is granted (or if there was no closing price on that date, on the next preceding date on which there were sales).

To the extent an option is exercisable, the option may be exercised by the delivery of a written notice to us setting forth the number of shares with respect to which the option will be exercised and accompanied by the full payment of the exercise price for the options.  The exercise price for any option may be paid in cash, broker-assisted cashless exercise, or by delivering shares of our common stock with a fair market value at the time of exercise equal to the aggregate exercise price of the option, or any combination of the foregoing.  If permitted by the NCG Committee, the exercise price may be paid by withholding shares of common stock subject to the exercisable option which have a fair market value on the date of exercise equal to the aggregate exercise price of the option, or by such other method as the NCG Committee approves.

The term of an option cannot exceed ten years from the date of grant, except that if an incentive stock option is granted to an employee owning more than ten percent of our common stock or stock of our subsidiaries, the term cannot exceed five years from the date of grant.  Stock options are nontransferable, other than by will or the laws of descent and distribution, except that in the case of a non-qualified stock option, the NCG Committee may permit the transfer of such stock option in accordance with the applicable securities rules.  Except as otherwise provided in an award agreement, any portion of a stock option that is not vested and exercisable at the time of a participant’s termination of employment or service will be forfeited upon the participant’s termination of employment or service for any reason.

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Stock Appreciation Rights.  The NCG Committee may grant stock appreciation rights in such amounts as the NCG Committee determines to anyone eligible to participate in the 2019 Equity Incentive Compensation Plan.  Stock appreciation rights will be granted pursuant to an award agreement that contains the terms and conditions of the grant, including the right to exercise the exercisable stock appreciation rights following termination of employment or service, if any, and may be granted separately or in tandem with any option.  The NCG Committee may condition the grant or vesting of stock appreciation rights on the achievement of one or more performance goals.  Dividends or dividend equivalent payments will not be payable on the shares underlying stock appreciation rights.

Stock appreciation rights granted with a non-qualified stock option may be granted either at the time the non-qualified stock option is granted or any time thereafter while the option remains outstanding.  Stock appreciation rights granted with an incentive stock option must be granted only at the date of the grant of the incentive stock option.  The NCG Committee may determine the base amount of stock appreciation rights granted under the 2019 Equity Incentive Compensation Plan, but the base amount cannot be less than the fair market value of a share of the common stock on the date the stock appreciation right is granted.

If a stock appreciation right is granted in tandem with an option, the stock appreciation right is only exercisable during the period in which the related option is also exercisable.  When a participant exercises a stock appreciation right, the participant will receive the excess of the fair market value of the underlying common stock on the date the stock appreciation right is exercised, over the base amount of the stock appreciation right.  The appreciation of a stock appreciation right will be paid in shares of our common stock, cash, or both, as determined by the NCG Committee.  The term of a stock appreciation right cannot exceed ten years from the date of grant. Stock appreciation rights are nontransferable, other than by will or the laws of descent and distribution.  Except as otherwise provided in an award agreement, any portion of a stock appreciation right that is not exercisable at the time of a participant’s termination of employment or service will be forfeited upon the participant’s termination of employment or service for any reason.

Stock Awards.  The NCG Committee may grant stock awards to anyone eligible to participate in the 2019 Equity Incentive Compensation Plan.  A stock award is an award of our common stock that may be subject to restrictions or no restrictions as the NCG Committee determines.  The shares of our common stock underlying a stock award will be evidenced in a manner determined by the NCG Committee, including book-entry registration or issuance of one or more stock certificates.  Any stock certificate issued in respect of a stock award will be issued in the participant’s name and contain the terms, conditions, and any restrictions applicable to the stock award, as the NCG Committee will determine.

Each stock award will be subject to an award agreement that will specify the terms and conditions of the stock award.  The terms and conditions of a stock award may, in the discretion of the NCG Committee, provide for the lapse of transfer restrictions, forfeiture provisions, or vesting and settlement conditions, as applicable, and may be contingent upon the participant’s continued employment or service, or on the achievement of one or more performance goals as determined by the NCG Committee.  Participants may not sell, transfer, pledge, or assign a stock award until the termination of any applicable restrictions.

Except as provided under an award agreement, participants holding stock awards will have all of the voting rights of a shareholder as to the shares underlying the stock award during the period under which such stock award is subject to any applicable restrictions.  Unless otherwise determined by the NCG Committee, participants holding stock awards will be entitled to receive dividends and distributions on the shares underlying the stock award, provided that dividends with respect to stock awards that are

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subject to vesting restrictions will vest only if and to the extent that the underlying stock award vests.  Except as otherwise provided in an award agreement, all unvested stock awards are forfeited if the participant’s employment or service is terminated for any reason.

Restricted Stock Units.  The NCG Committee may grant restricted stock units to anyone eligible to participate in the 2019 Equity Incentive Compensation Plan.  Restricted stock units are awards denominated in shares of our common stock that will be settled, subject to the terms and conditions of the restricted stock unit grant, in an amount in cash, shares of our common stock, or a combination thereof, based on the fair market value of a specified number of shares.

Each restricted stock unit award will be subject to an award agreement that will specify the terms and conditions of the stock award.  The terms and conditions of a restricted stock unit award may, in the discretion of the NCG Committee, provide for the lapse of transfer restrictions, forfeiture provisions, or vesting and settlement conditions, as applicable, and may be contingent upon the participant’s continued employment or service or on the achievement of one or more performance goals as determined by the NCG Committee.  Participants may not sell, transfer, pledge, or assign a restricted stock unit award until the termination of any applicable restrictions.

Holders of restricted stock unit awards are not entitled to any voting rights, but the award agreement granting the restricted stock unit award will specify whether, and to what extent, the participant will be entitled to receive amounts equal to dividends payable on the shares of our common stock underlying the award.  Such dividend equivalents, if any, will be paid in cash, shares of our common stock, or other property, as provided for in the applicable award agreement, and will be payable only if and to the extent that the restricted stock unit award vests and is paid.

Except as otherwise provided in an award agreement, all unvested restricted stock unit awards are forfeited if the participant’s employment or service is terminated for any reason.

Performance Units.  The NCG Committee may grant performance units to anyone eligible to participate in the 2019 Equity Incentive Compensation Plan.  Performance units will be subject to terms and conditions and earned by the achievement of performance goals over designated performance periods, as established by the NCG Committee.  Like restricted stock units, performance units are not actual shares of common stock but instead are awards that are denominated in shares of common stock.

After a performance period has ended, the holder of a performance unit may be entitled to receive a distribution of shares of our common stock, cash, or a combination thereof, in each case at the achievement level and on the terms and conditions as determined by the NCG Committee.  Until the end of the applicable performance period, performance units granted under the 2019 Equity Incentive Compensation Plan may not be sold, transferred, pledged, or assigned, other than by will or by laws of decent and distribution.  Any dividends or dividend equivalents related to performance units will not vest or be paid unless and until the underlying award vests and is paid.  Except as otherwise provided in an award agreement, all unvested performance unit awards are forfeited if the participant’s employment or service is terminated for any reason.

Performance Goals.  The NCG Committee may establish performance goals in connection with the grant of awards under the 2019 Equity Incentive Compensation Plan, including performance units, stock awards, stock options, stock appreciation rights and restricted stock units that are conditioned or subject to the satisfaction of performance goals.  The performance goals will be based on attainment of specific levels of performance of M&T (or may be particular to a participant or the department, branch, affiliate or division of the business in which the participant works) with reference to one or more of the following

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criteria, or such other criteria as the NCG Committee determines: earnings, earnings growth, earnings per share, stock price (including growth measures and total shareholder return), improvement of financial ratings, internal rate of return, market share, cash flow, operating income, operating margin, net profit after tax, earnings before interest and taxes (EBIT), earnings before interest and taxes and amortization (EBITA), earnings before interest, taxes, depreciation and amortization (EBITDA), operating income before interest and taxes (OBIT), operating income before interest, taxes, depreciation and amortization (OBITDA), gross profit, operating profit, cash generation, revenues, asset quality, return on equity, return on tangible common equity, return on assets, return on operating assets, cost saving levels, efficiency ratio, net income, marketing-spending efficiency, core non-interest income, change in working capital, return on capital, or shareholder return.  These performance goals may be measured for achievement or satisfaction during the performance period established by the NCG Committee.  The performance goals may include or exclude extraordinary charges, losses from discontinued operations, restatements and accounting changes and other unplanned special charges, or any other items that the Committee deems appropriate.

Effect of Change in Control.  Unless otherwise provided in the applicable award agreement or otherwise determined by the NCG Committee, upon a “change in control” of M&T, any outstanding options and stock appreciation rights that are not then vested and exercisable will become fully vested and exercisable, and the restrictions applicable to any stock award or restricted stock unit award will lapse and the award will become fully vested and transferrable or settled, as applicable.  The NCG Committee may require that participants surrender any outstanding options or stock appreciation rights in exchange for a payment in cash or common stock, as determined by the NCG Committee, in an amount equal to the amount, if any, that the fair market value of the shares subject to the options or stock appreciation rights exceeds the exercise price or base price, as applicable, or, after giving participants an opportunity to exercise their outstanding stock options or stock appreciation rights, the NCG Committee may terminate any or all unexercised stock options or stock appreciation rights.

In addition, unless otherwise provided in the applicable award agreement, or otherwise determined by the NCG Committee, in the event of a change in control, all awards that are subject to performance goals will immediately be settled and paid out in an amount based upon the extent, as determined by the NCG Committee, to which the performance goals for the performance period then in progress have been met.  A change in control is defined in the 2019 Equity Incentive Compensation Plan, which is attached to this proxy statement as Appendix A.  The settlement and payment of awards, including restricted stock units and performance units, will be in accordance with applicable requirements of the Code.

Capital Adjustments.  In the event there is a (1) change in the capital structure of M&T as a result of any stock dividend or split, reverse stock split, share combination, recapitalization or similar event affecting the capital structure of M&T, or (2) a merger, consolidation, acquisition of property or shares, separation, spin-off, reorganization, stock rights offering, liquidation, disaffiliation, or other corporate change affecting M&T or any of its subsidiaries, the NCG Committee or the Board of Directors will make an equitable and proportionate substitution or adjustment as it deems appropriate to (i) the aggregate number and kind of shares of our common stock or other securities reserved for issuance under the 2019 Equity Incentive Compensation Plan, (ii) the award limitations set forth in the 2019 Equity Incentive Compensation Plan and described above under “Award Limitations,” (iii) the number and kind of shares of our common stock or other securities subject to outstanding awards under the 2019 Equity Incentive Compensation Plan, and (iv) the exercise price of stock options or base price of stock appreciation rights outstanding under the 2019 Equity Incentive Compensation Plan, in order to preserve the value of awards under the 2019 Equity Incentive Compensation Plan as a result of any such corporate change.  In

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addition, in the event of any such corporate change, the NCG Committee will adjust in any manner it deems appropriate the performance goals applicable to awards.

No Repricing.  Notwithstanding anything in the 2019 Equity Incentive Compensation Plan to the contrary, after a stock option or a stock appreciation right is granted, neither the Board of Directors nor the NCG Committee may, without obtaining shareholder approval, (i) amend the terms of outstanding stock options or stock appreciation rights to reduce the exercise price of such outstanding stock options or base price of such stock appreciation rights, (ii) cancel outstanding stock options or stock appreciation rights in exchange for stock options or stock appreciation rights with an exercise price or base price, as applicable, that is less than the exercise price or base price, as applicable, of the original stock options or stock appreciation rights or (iii) cancel outstanding stock options or stock appreciation rights with an exercise price or base price, as applicable, above the current stock price in exchange for cash or other securities, except pursuant to a corporate change described above under “Capital Adjustments.”

Tax Withholding.  M&T’s obligation to issue or deliver shares or pay any amount pursuant to an award is subject to the satisfaction of applicable federal, state, local and foreign tax withholding requirements and M&T and its affiliates have the power to deduct or withhold, or require a participant to remit, an amount sufficient to satisfy such taxes required by law to be withheld.  To the extent permitted by the NCG Committee, a participant may satisfy any withholding tax requirements by paying cash, authorizing us to withhold shares otherwise issuable pursuant to the award or by delivering shares.  The NCG Committee may establish such procedures as it deems appropriate for the settlement of withholding obligations with common stock having a fair market value on the date of withholding up to the maximum amount permitted to be withheld for tax purposes in the applicable jurisdiction.

Term, Amendment and Termination, and Company Policies

Term.  If approved by shareholders, the 2019 Equity Incentive Compensation Plan will become effective as of the date of such approval and remain in effect until all shares subject to it have been issued according to its provisions. However, no awards may be granted on or after the tenth anniversary of the effective date.

Amendment and Termination. The Board of Directors or the NCG Committee may terminate the 2019 Equity Incentive Compensation Plan, or any portion of the 2019 Equity Incentive Compensation Plan, at any time and may amend or modify it from time to time in such respects as the Board of Directors or NCG Committee deem advisable.  However, after our shareholders approve the 2019 Equity Incentive Compensation Plan, the Board of Directors or the NCG Committee may not amend the plan without approval of our shareholders to the extent shareholder approval is required by the Code or other applicable law or the requirements of the NYSE (or other stock exchange on which the M&T common stock is traded).  In addition, no amendment may be adopted without approval by a participant if the amendment would materially and adversely affect the participant’s rights and obligations under any award granted prior to the date of such amendment.

Company Policies. All awards under the 2019 Equity Incentive Compensation Plan will be subject to any applicable clawback or recoupment policies, including without limitation M&T’s Forfeiture Policy, share trading policies and other policies that may be implemented by the Board of Directors from time to time.

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Summary of Certain Federal Income Tax Consequences

The following is a summary of certain U.S. federal income tax consequences of certain awards made under the 2019 Equity Incentive Compensation Plan, based upon the federal income tax laws currently in effect.  The discussion is general in nature and does not take into account a number of considerations which may apply in light of the individual circumstances of a participant under the 2019 Equity Incentive Compensation Plan.  The income tax consequences under applicable state and local tax laws, and under any foreign tax laws, may not be the same as under U.S. federal income tax laws.

Stock Options. A participant does not realize ordinary income on the grant of a stock option.  Upon exercise of a non-qualified stock option, the participant will realize ordinary income equal to the excess of the fair market value of the shares of common stock over the option exercise price.  The cost basis of the shares acquired for capital gain treatment is their fair market value at the time of exercise.  Upon exercise of an incentive stock option, the excess of the fair market value of the shares of common stock acquired over the option exercise price will be an item of tax preference to the participant, which may be subject to an alternative minimum tax for the year of exercise.  If no disposition of the shares is made within two years from the date of granting of the incentive stock option or within one year after the transfer of the shares to the participant, the participant does not realize taxable income as a result of exercising the incentive stock option; the tax basis of the shares received for capital gain treatment is the option exercise price; any gain or loss realized on the sale of the shares is long-term capital gain or loss.  If the participant disposes of the shares within the two-year or one-year periods referred to above, the participant will realize ordinary income at that time in an amount equal to the excess of the fair market value of the shares at the time of exercise (or the net proceeds of disposition, if less) over the option exercise price.  For capital gain treatment on such a disposition, the tax basis of the shares will be their fair market value at the time of exercise.

Stock Appreciation Rights.  No ordinary income will be realized by a participant in connection with the grant of a stock appreciation right.  When the stock appreciation right is exercised, the participant will realize ordinary income in an amount equal to the sum of the amount of any cash received and the fair market value of the shares of common stock or other property received upon the exercise.

Stock Awards.  A participant will not realize ordinary income on the grant of a stock award that is subject to vesting (or a performance award if the shares of common stock are issued on grant), but will realize ordinary income when the shares subject to the award become vested in an amount equal to the excess of (i) the fair market value of the shares on the vesting date over (ii) the purchase price, if any, paid for the shares.  The participant may, however, elect under Section 83(b) of the Code to include as ordinary income in the year the shares are granted an amount equal to the excess of (i) the fair market value of the shares on the date of issuance, over (ii) the purchase price, if any, paid for the shares.  If the Section 83(b) election is made, the participant will not realize any additional taxable income when the shares become vested.  A participant will realize ordinary income on the grant of a stock award that is fully vested at grant equal to the excess of (i) the fair market value of the shares on the grant date over (ii) the purchase price, if any, paid for the shares.

Upon disposition of shares of common stock acquired under a stock award, the participant will realize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for the shares plus any amount realized as ordinary income upon grant (or vesting) of the shares.

Restricted Stock Unit Awards; Performance Unit Awards.  A participant will not realize ordinary income on the grant of a restricted stock unit award, or performance unit award.  The participant will

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realize ordinary income when the shares subject to the award are issued (or cash is paid) to the participant after the units become vested.  The amount of ordinary income will be equal to the fair market value of the shares on the date they are issued, or the amount of cash paid.

Upon disposition of shares of common stock acquired under a restricted stock unit award or performance unit award, the participant will realize a capital gain or loss equal to the difference between the selling price and the amount realized as ordinary income upon payment of the shares.

Awards subject to Section 409A of the Code. Certain awards, particularly restricted stock units and performance units may constitute a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code and be subject to the restrictions by that Code Section.  Awards subject to Section 409A of the Code may be designed to provide for exercise, payment or settlement that are intended to comply with the requirements of Section 409A of the Code.

The foregoing general tax discussion is solely intended for the information of shareholders considering how to vote with respect to this Proposal 2 and not as tax guidance to participants in the 2019 Equity Incentive Compensation Plan.  Participants should consult their own tax advisors regarding the federal, state, local, foreign and other tax consequences to them of participating in the 2019 Equity Incentive Compensation Plan.

Company Tax Deduction

Generally, M&T is entitled to a deduction based on the amount of ordinary income a participant recognizes with respect to an award.  However, Section 162(m) of the Code imposes a $1 million limit on the amount a public company may deduct for compensation paid in a year to a company’s principal executive officer, principal financial officer, or any of the company’s three other most highly compensated executive officers who are employed in such role at any time during the year (each, a “covered employee”).  Once an individual is a covered employee after 2016, the individual remains a covered employee, even after termination of employment.

New Plan Benefits

Future benefits under the 2019 Equity Incentive Compensation Plan generally will be granted at the discretion of the NCG Committee and are therefore not currently determinable.  The closing price of a share of M&T common stock on December 31, 2018 was $143.13.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE M&T BANK CORPORATION 2019 EQUITY INCENTIVE COMPENSATION PLAN

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Equity Compensation Plan Information

The following table provides information as of December 31, 2018 with respect to shares of common stock that may be issued under M&T’s existing equity compensation plans.  M&T’s existing equity compensation plans include the M&T Bank Corporation 2001 Stock Option Plan, the 2005 Incentive Compensation Plan, which replaced the 2001 Stock Option Plan, and the 2009 Equity Incentive Compensation Plan, each of which has been previously approved by shareholders, and the Directors’ Stock Plan and the M&T Bank Corporation Deferred Bonus Plan, each of which did not require shareholder approval.

The table does not include information with respect to shares of common stock subject to outstanding options and rights assumed by M&T in connection with mergers and acquisitions of the companies that originally granted those options and rights.  Footnote (1) to the table sets forth the total number of shares of common stock issuable upon the exercise of such assumed options and rights as of December 31, 2018, and their weighted-average exercise price.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options or Rights	Weighted-Average Exercise Price of Outstanding Options or Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column A)
	(A)	(B)	(C)
Equity compensation plans approved by security holders	137,360	$169.08	2,833,428
Equity compensation plans not approved by security holders	21,986	$84.23	26,870
Total	159,346	$157.36	2,860,298

(1)

As of December 31, 2018, a total of 89,502 shares of M&T common stock were issuable upon exercise of outstanding options or rights assumed by M&T in connection with merger and acquisition transactions.  The weighted-average exercise price of those outstanding options or rights is $134.37 per common share.

Equity compensation plans adopted without the approval of shareholders are described below:

Directors’ Stock Plan.  M&T maintains a plan for non-employee members of the Board of Directors of M&T and the members of its Directors Advisory Council, and the non-employee members of the Board of Directors of M&T Bank and the members of its regional Directors Advisory Councils, which allows such directors, advisory directors and members of regional Directors Advisory Councils to receive all or a portion of their directorial compensation in shares of M&T common stock.

Deferred Bonus Plan.  M&T maintains a deferred bonus plan which was frozen effective January 1, 2010 and did not allow any additional deferrals after that date.  Prior to January 1, 2010, the plan allowed eligible officers of M&T and its subsidiaries to elect to defer all or a portion of their annual incentive compensation awards and allocate such awards to several investment options, including M&T common stock.  At the time of the deferral election, participants also elected the timing of distributions from the plan.  Such distributions are payable in cash, with the exception of balances allocated to M&T common stock which are distributable in the form of shares of common stock.

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PROPOSAL 3

ADVISORY, NON-BINDING PROPOSAL TO APPROVE THE 2018 COMPENSATION OF M&T BANK CORPORATION’S NAMED EXECUTIVE OFFICERS

M&T Bank Corporation believes that its 2018 compensation policies and practices are centered on a pay-for-performance culture and are strongly aligned with the long-term interests of its shareholders, while reducing incentives for unnecessary and excessive risk taking.  Our executive compensation programs are described in detail in the sections titled “COMPENSATION DISCUSSION AND ANALYSIS” and “EXECUTIVE COMPENSATION.”

Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”), enacted on July 21, 2010, requires that all U.S. public companies provide their shareholders with an advisory vote on the compensation of their named executive officers.  On January 25, 2011, the SEC adopted final rules implementing this requirement.  At each Annual Meeting of Shareholders since M&T’s 2011 Annual Meeting of Shareholders, the Board of Directors has provided shareholders with the ability to vote, on an advisory basis, on the compensation of M&T’s NEOs.

This proposal, commonly known as a “say-on-pay” proposal, gives shareholders the opportunity to vote on the overall compensation program of M&T and specifically as it applies to the NEOs through the following resolution:

“RESOLVED, that the 2018 compensation paid to M&T Bank Corporation’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion is hereby approved.”

The shareholder vote on this matter is advisory, meaning that it will serve as a recommendation to the Board of Directors, but will not be binding.  The NCG Committee will consider the outcome of this vote when determining future executive compensation arrangements.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE 2018 COMPENSATION OF M&T BANK CORPORATION’S NAMED EXECUTIVE OFFICERS.

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COMPENSATION DISCUSSION AND ANALYSIS

Named Executive Officers

This Compensation Discussion and Analysis provides information regarding the 2018 compensation of M&T’s Chief Executive Officer (“CEO”), M&T’s Chief Financial Officer (“CFO”) and the three most highly compensated executive officers other than the CEO and CFO (collectively, the “NEOs”).  For 2018, our NEOs were the following individuals:

Name	Title
René F. Jones	Chairman Chief Executive Officer (appointed December 20, 2017)
Darren J. King	Executive Vice President Chief Financial Officer
Richard S. Gold	President Chief Operating Officer (appointed December 20, 2017)
Kevin J. Pearson	Executive Vice President Vice Chairman
Doris P. Meister	Executive Vice President Wealth Management

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Executive Summary

Overview of M&T Bank Corporation

M&T's vision is focused on long-term sustained performance.  We strive to consistently maintain a conservative risk profile and a strong financial position, so we can maintain high levels of service to our customers and communities throughout economic cycles.

Our objectives include:

M&T Bank Corporation is a financial holding company that, through its subsidiary banks, offers a wide range of retail and commercial banking, trust, wealth advisory and investment services to its customers.  Founded in 1856, M&T strives to be the best company our employees work for, the best bank our customers ever do business with, and the best investment our shareholders ever make.  M&T concluded 2018 as one of the 20 largest U.S. based commercial bank holding companies with over 750 domestic branches and 1,800 ATMs across our footprint.

Dedication to the creation and preservation of shareholder value
Conservative credit standards
Disciplined but opportunistic acquisition strategy
Focus on operating efficiency

2018 Financial Performance Highlights

M&T’s 2018 financial performance met its business plan on several key metrics including net income, earnings per common share (“EPS”), and return on assets.  M&T’s financial performance in 2018 reflected elevated expenses associated with pre-merger Wilmington Trust Corporation litigation matters.  Excluding these legal-related expenses, operating expenses were well controlled. M&T’s total shareholder return (“TSR”) remains in the top quartile of its peer group over the long term (10-, 15- and 20-year periods).  Specific 2018 performance highlights are noted below: (1)

•

Net income surpassed the previous high water mark, recorded in 2017, rising 36% to $1.9 billion from $1.4 billion in the prior year.  Diluted earnings per common share rose to $12.74, improved by 46% from $8.70 one year ago;

•	Holding aside the impact of tax changes, pre-tax income increased 8% in 2018 compared with the previous year;
•

Net charge-offs; loans written off as uncollectable less recoveries on loans previously written-off, expressed as a percentage of average loans, were a remarkably low .15%.  This was an improvement from the already low .16% reported in 2017 and was the lowest level recorded by M&T since 1987;

•	Increases in advertising and marketing as well as in outside data processing and software, represented further investments in customer acquisition and systems improvement; and
•

For the full year of 2018, M&T repurchased 12.3 million shares of its common stock valued at $2.2 billion and paid $510 million of common dividends to our shareholders.  This resulted in a 147% payout ratio for the year.

(1)

For more information, see Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in M&T’s Form 10-K for the year ended December 31, 2018, filed with the SEC on February 20, 2019.

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Compensation Philosophy and Objectives

The objectives of M&T’s executive compensation programs are to attract and retain executives capable of maximizing performance for the benefit of M&T and its shareholders.  Our long-standing compensation philosophy is to emphasize long-term equity-based compensation for our NEOs.  This philosophy allows us to align our compensation with performance in the following important ways:

•	by linking the size of individual equity awards to the roles/responsibilities, expected future contributions, and the performance of M&T;
•	by tying a significant portion of the NEOs’ ultimate realized compensation to the future value of M&T common stock, in alignment with our shareholders;
•	by balancing growth with prudent risk taking, through the use of performance-based restricted stock unit awards (“PSUs”) that vest in alignment with levels of performance; and
•

through a culture of stock ownership and retention, including in accordance with M&T’s Stock Ownership Guidelines, resulting in each NEO having a substantial financial stake tied to the long-term performance of M&T.

Components of Executive Compensation

The components of executive compensation, described below, align with M&T’s philosophy to emphasize long-term equity-based compensation while providing executive compensation that will attract and retain executive officers capable of achieving M&T’s performance objectives.

Compensation Element	Objective	Determination of Award Levels & Key Features
Base Salary	• Provides fixed pay reflective of an executive’s role, responsibilities and individual performance	• Scope of the executive’s responsibilities • Experience • Internal and external comparison • Past and expected future performance
Short-Term: Cash Incentive (“STI”)	• Provides discretionary annual incentive opportunity generally reflective of overall bank and individual performance

•    Pool funded based on a percent of net operating income (“NOI”)

•    Rewards NEOs based on:

➣    Corporate performance as reflected by financial results (including key metrics such as NOI, EPS, Return on Tangible Common Equity (“ROTCE”) and TSR)

➣    Achievement of annual performance objectives (financial and non-financial)

➣    Risk management and adherence to risk appetite

➣    Other key strategic initiatives for the year

Long-Term: Equity-Based Incentive (“LTI”)

•    Provides discretionary equity-based incentive opportunity generally reflective of overall bank and individual performance

•    Aligns rewards with sustained long-term shareholder value

•    Provides a strong retention tool

•    Equity-based incentives awarded to NEOs in the form of PSUs and stock options

•    PSUs Key Features:

➣    Vesting: 3 years

➣    Performance Measurement: ROTCE measured against absolute and relative performance to peer group

•    Stock Options Key Features:

➣    Vesting: 3-year annual pro-rata

➣    Option Term: 10 years

•    Rewards NEOs based on:

➣    Roles/responsibilities and expected future contribution

➣    Corporate performance relative to peers

➣    Absolute corporate performance for the immediately preceding year relative to the business plan

➣    Absolute and relative corporate performance over the three-year period from date of grant

➣    Long-term, sustained corporate performance

➣    Peer compensation market data

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Roles and Responsibilities

M&T’s executive compensation programs are administered through the joint efforts of various constituents to ensure sound holistic governance over compensation determinations.

Role of the NCG Committee

The NCG Committee is responsible for determining the compensation of the executive officers (including the NEOs) and then reviews such determinations with the full Board of Directors.  As discussed below, in determining the amount and mix of compensation to be paid to each NEO, the NCG Committee reviews the compensation levels of the NEOs relative to a group of commercial banking peers (“peer group”).  As part of this review, the NCG Committee considers the financial performance of M&T relative to the peer group, as well as certain other factors, including M&T’s stock price performance and relative shareholder return, compensation mix strategy, risk management, and individual/corporate performance.

The NCG Committee’s responsibilities include:

•	annually reviewing and approving the corporate goals and objectives relevant to CEO compensation and evaluating the CEO’s performance in light of those goals and objectives;
•	annually reviewing and approving the base salaries, annual incentive opportunities and overall total direct compensation (“TDC”) of the NEOs; and
•	annually reviewing and approving equity award opportunities of the NEOs.

The NCG Committee receives reports from the CFO and Chief Risk Officer (“CRO”) regarding M&T’s financial performance and risk management performance, respectively, prior to finalizing TDC for the NEOs.  Additionally, the NCG Committee’s independent compensation consultant participates in meetings throughout the year, as requested.

Role of Independent Compensation Consultant

In 2018, the NCG Committee continued to retain the services of McLagan, an Aon company, as its independent compensation consultant. McLagan’s role is to provide analysis and advice to the NCG Committee relative to the amount and form of executive compensation, attend NCG Committee meetings, as requested, and advise the NCG Committee on executive compensation levels, market trends, regulatory issues and other developments that may impact M&T’s executive compensation programs.  In 2018, McLagan performed the following services for the NCG Committee:

•	reviewed the peer group used for compensation benchmarking for the NEOs;
•	conducted detailed market analyses on executive and director compensation relative to our peer group, including all elements of TDC, and advised on general industry pay practices;
•	advised the NCG Committee on contemporary pay practices in order to create executive compensation opportunities that align more closely with M&T’s strategic objectives and long-term performance;
•	advised the NCG Committee on setting NEO base salaries, annual cash incentives and long-term incentives, including the reasonableness of the levels of such compensation;
•	advised the NCG Committee on M&T’s long-term incentive program design, including on the design and terms of the 2019 Equity Incentive Compensation Plan; and
•	advised the NCG Committee on regulatory issues.

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The fees for these services totaled $259,098. McLagan also provided $155,150 in additional compensation consulting services to management during 2018.  Management engaged McLagan for these services after consultation with the NCG Committee.  The NCG Committee determined that, based on an assessment of NYSE factors, McLagan was independent and that engagement of McLagan did not present any conflicts of interest.  McLagan also determined that it was independent from our management and confirmed this in a written statement delivered to the NCG Committee.

Role of the Office of the Chairman

The Office of the Chairman consists of Messrs. Jones, Gold and Pearson.  The Office of the Chair provided the performance assessments for the executive officers (including with respect to Mr. King and Ms. Meister) and made compensation recommendations to the NCG Committee in this regard.  Ultimate decision-making authority for the compensation determinations for all NEOs, including the Office of the Chairman, however, lies solely with the NCG Committee.

Peer Group

On an annual basis, the NCG Committee, with the assistance of McLagan, benchmarks compensation levels for each of the NEOs and M&T’s financial performance to a group of commercial banking institutions of similar business makeup, size and geographic reach.  M&T selected the ten commercial banking companies listed below using the group of U.S. based commercial bank holding companies having assets between $50 billion and $250 billion as of December 31, 2017, and removing those that had a significantly dissimilar business mix, or had a substantial international presence:

BB&T Corporation (BBT)

Citizens Financial Group, Inc. (CFG)

Comerica Incorporated (CMA)

Fifth Third Bancorp (FITB)

Huntington Bancshares Incorporated (HBAN)

KeyCorp (KEY)

PNC Financial Services Group, Inc. (PNC)

Regions Financial Corporation (RF)

SunTrust Banks, Inc. (STI)

Zions Bancorporation (ZION)

The 2018 peer group continues to include PNC Financial Services Group, Inc., despite it being outside the asset size criterion, due to its similar business makeup and presence in many of the markets where M&T Bank conducts commercial banking activities.

Consideration of Shareholder Advisory Vote on Executive Compensation

The NCG Committee views the shareholder vote on executive compensation as evidence of shareholders’ support of the NCG Committee’s compensation philosophy and decisions.  The compensation of the NEOs received an approval of 97.38% of votes cast at the 2018 Annual Meeting of Shareholders.  The NCG Committee considered this to be a strong indication that our shareholders believe that the NEOs’ compensation is aligned with the performance of M&T and, accordingly, the NCG Committee has not made any significant changes to NEO compensation based on the vote outcome.

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2018 Compensation Determinations

Factors Considered in Making Determinations

The NCG Committee uses a balanced approach to compensation decisions by incorporating quantitative and qualitative measures (both absolute and relative to our peer group), including:

Quantitative Factors	Qualitative Factors
TSR	Asset quality relative to the banking industry
NOI	Responsiveness to economic environment
EPS	Achievement of business plans
Return on Assets	Achievement of performance objectives related to diversity and inclusion, employee engagement and talent management
Various capital ratios	Leadership and establishment of strategic direction
Competitive market compensation data	Effective risk management and adherence to the risk appetite

The NCG Committee, in consultation with McLagan, determines the compensation for the CEO based upon its review of various corporate goals and objectives, consisting primarily of management’s annual business plan, which is approved by the Board of Directors.

The NCG Committee assessed the performance of each NEO based on the factors listed above and as reflected in the following section.

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Individual Performance Assessments

René F. Jones
Chairman and Chief Executive Officer (appointed 12/20/2017)

In his first full year as CEO, Mr. Jones achieved the following financial and non-financial results:

•    Displayed strong leadership during the time of transition

•    Grew ROTA and ROTCE to top quartile of peers

•    Received a “Non-Objection” to 2018 capital plan

•    Increased quarterly common dividends a combined 33% to $1.00 per share

•    Continued focus on improving the employee experience by enhancing activities around the attraction, retention and development of diverse talent and improving overall compensation framework

•    Enhanced senior leadership talent and bench strength

•    Enhanced investment in technology in order to improve the customer experience, including enhanced mobile and digital capabilities

Darren J. King
Executive Vice President and Chief Financial Officer

Mr. King oversaw M&T’s continued growth (compared to peers) in net income and earnings per share.  Additionally, Mr. King achieved the following financial and non-financial results in 2018:

•    Grew ROTA and ROTCE to top quartile of peers

•    Received a “Non-Objection” to 2018 capital plan

•    Increased shareholder outreach

•    Met or exceeded financial targets

•    Implemented programs to improve employee engagement in Finance Division

Richard S. Gold
President and Chief Operating Officer (appointed 12/20/2017)

In his first full year as President and Chief Operating Officer, Mr. Gold achieved the following financial and non-financial results:

•    Displayed strong leadership during the time of transition and since becoming President and Chief Operating Officer

•    Achieved strong financial performances by divisions under his oversight

•    Completed several major initiatives to improve the employee experience, including a new, comprehensive job architecture program, the development of a more contemporary compensation framework and the implementation of a state-of-the-art integrated HR technology platform

•    Introduced expanded deposit, credit card and mortgage product offerings supported by new digital and mobile services

•    Oversaw the development and ongoing implementation of M&T’s enterprise transformation initiative

•    Hired new leadership for the Consumer and Business  Banking Divisions, aligning all consumer and client facing businesses under one leader

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Kevin J. Pearson
Executive Vice President and Vice Chairman – M&T Bank

In 2018, Mr. Pearson’s role was expanded to include oversight of the Wealth and Institutional Services Divisions and he was name Director of M&T Bank Corporation and M&T Bank.  While serving as Vice Chairman, Mr. Pearson achieved the following financial and non-financial results:

•    Displayed strong leadership during the time of transition

•    Achieved strong financial performances by divisions under his oversight

•    Delivered new industry-leading technology platforms in the Commercial Bank

•    Hired new senior leadership in order to facilitate M&T’s continued growth while improving experiences of M&T customers

•    Continued to grow the Commercial Bank footprint with expansion in New England, Pittsburgh and Palm Beach

•    Improved partnership between Commercial Bank and Wilmington Trust Divisions

Doris P. Meister
Executive Vice President Wealth Management

As Executive Vice President, Ms. Meister maintains overall responsibility for M&T’s Wealth Management Divisions. In 2018, Ms. Meister achieved the following financial and non-financial results:

•    Exceeded operating plan for 2018

•    Improved client retention and partnership with Commercial division

•    Added new clients and introduced new products

•    Made improvements to platform and reporting capabilities to improve the client experience

•    Developed a strategic roadmap to continue to grow the Wealth Division over the next 3-5 years

•    Continued to build a strong senior leadership team

Base Salary

The NCG Committee made 2018 base salary determinations for the NEOs in January 2018.  At that time, given M&T’s performance in 2017 compared to the peer group and its business plan, and the individual performance of each of the NEOs and their respective positioning against competitive market data for their roles, the NCG Committee determined that the base salaries for the NEOs should be as follows:

Named Executive Officer	2018 Base Salary	2017 Base Salary	Percentage Change
René F. Jones (1)	$900,000	$745,000	21%
Darren J. King	$670,000	$650,000	3%
Richard S. Gold	$745,000	$745,000	0%
Kevin J. Pearson	$745,000	$745,000	0%
Doris P. Meister	$800,000	$800,000	0%
(1)	The year-over-year increase shown above for Mr. Jones reflects his appointment as CEO on December 20, 2017. In January 2019, the NCG Committee set the salary for Mr. Jones at $950,000.

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Cash Incentives (STI)

The NEOs’ annual STI plan provides for discretionary grants of cash awards to the NEOs as determined by the NCG Committee. Due to the discretionary structure of the STI plan, the NEOs do not have, and historically have not had, target levels of awards or stated goals and payout levels under those plans.  Consequently, the NCG Committee considered the following factors in making the award determinations in January 2019 for 2018 performance:

•	the performance of M&T during 2018 relative to its business plan and relative to the peer group used for benchmarking performance;(1)
•	achievement of key strategic objectives;
•	the leadership and contribution of each of the NEOs to that performance;
•	effective risk management and adherence to M&T’s risk appetite statement; and
•	compensation peer group market data for the roles occupied by each of the NEOs.

(1)	The peer group used for benchmarking M&T’s performance is the compensation peer group with the addition of U.S. Bancorp (USB).

Based upon these factors, the NCG Committee determined that it was appropriate to award each of the NEOs a cash incentive for 2018 performance as follows:

Named Executive Officer	STI Paid in 2019 for 2018 Performance	STI Paid in 2018 for 2017 Performance	Percentage Change
René F. Jones	$1,250,000	$1,100,000	14%	(1)
Darren J. King	$700,000	$530,000	32%	(2)
Richard S. Gold	$880,000	$755,000	17%	(3)
Kevin J. Pearson	$880,000	$755,000	17%	(4)
Doris P. Meister	$490,000	$450,000	9%	(2)
(1)

Mr. Jones was appointed CEO on December 20, 2017. Mr. Jones’ STI for 2018 performance reflects his role as CEO and is an increase as compared to his STI for 2017 performance, which reflected his role as Vice Chairman.  In determining this amount, the NCG Committee considered competitive market compensation data and noted that Mr. Jones’ STI fell below the 25th percentile of the peer group.

(2)	Year-over-year increases shown above for Mr. King and Ms. Meister are reflective of performance and competitive market compensation data.
(3)

Mr. Gold was appointed President and Chief Operating Officer on December 20, 2017.  The increase shown above for Mr. Gold is reflective of his expanded role and responsibilities during 2018, including his appointment to the Office of the Chair, performance and competitive market compensation data.

(4)

The increase shown above for Mr. Pearson is reflective of his expanded role and responsibilities during 2018, including his appointment to the Office of the Chair, performance and competitive market compensation data.

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Equity-Based Incentives (LTI)

Consistent with our philosophy of linking compensation to M&T’s performance for the benefit of M&T’s shareholders, M&T provides LTI opportunities to the NEOs through discretionary grants of equity-based compensation under the Equity Incentive Compensation Plan.  The NCG Committee determines the dollar value of LTI awards to be made to the NEOs at its meeting in January of each year.  Following that meeting, the equity awards are granted on the last business day of January.  In granting of LTI awards, the NCG Committee generally assesses the following factors:

•	the performance of M&T for the immediately preceding year relative to its business plan and the peer group used for benchmarking performance;
•	the performance of M&T relative to prior years;
•	the conduct and performance of NEOs relative to their objectives;
•	effective risk management and adherence to M&T’s risk appetite statement; and
•	the compensation peer group market data for the roles occupied by each of the NEOs.

M&T reintroduced stock options for executive officers, including the NEOs, in 2018 and gave a portion of 2018 LTI awards in the form of stock options.  Vesting of the stock option awards granted to the NEOs in 2018 are scheduled to occur on a graduated basis with 33% vesting on January 31, 2019, an additional 33% vesting on January 31, 2020 and the remaining 34% vesting on January 31, 2021.  Stock options create close alignment with shareholder experience, and due to their ten-year term, support M&T’s business strategy and compensation philosophy by providing a link to long-term business objectives and sustained long-term value creation.

In addition, an objective of our LTI program is to balance growth with prudent risk taking, through the use of PSUs that vest in alignment with levels of performance.  M&T believes PSUs align executives’ performance with the goal of sustained long-term shareholder value, while at the same time serving as a retention tool.  Performance hurdled PSUs (“PHSUs”) were granted in 2018, consistent with prior years.  PHSUs will vest ratably at target over three years based on absolute ROTCE performance.  If the performance requirement is not satisfied for a given period, the portion of the stock award that is scheduled to vest on the vesting date immediately following that performance period will not vest and will be forfeited unless otherwise determined by the NCG Committee.

In summary, the LTI awards granted to the NEOs on January 31, 2018 were in the form of stock options (25%) and PHSUs (75%). The LTI awards granted on January 31, 2017 were exclusively in the form of PHSUs.

Named Executive Officer	2018 LTI Awards	2017 LTI Awards	Percentage Change 2018 vs. 2017
René F. Jones	$2,500,000	$1,044,000	139%	(1)
Darren J. King	$900,000	$750,000	20%
Richard S. Gold	$1,500,000	$1,044,000	44%	(2)
Kevin J. Pearson	$1,500,000	$1,109,000	35%	(3)
Doris P. Meister	$1,000,000	$871,000	15%
(1)

Mr. Jones was appointed CEO on December 20, 2017. Mr. Jones’ 2018 LTI reflects his role as CEO and is an increase over his 2017 LTI, which reflected his role as Vice Chairman.  In determining this amount, the NCG Committee considered competitive market compensation data and noted that Mr. Jones’  LTI fell below the 25th percentile of the peer group.

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(2)

Mr. Gold was appointed President and Chief Operating Officer on December 20, 2017. Reflective of Mr. Gold’s expanded role and responsibilities during 2018, including his appointment to the Office of the Chair.

(3)	Reflective of Mr. Pearson’s expanded role and responsibilities during 2018, including his appointment to the Office of the Chair.

M&T believes that great companies are always adapting and evolving and, as we head into 2019, the NCG Committee sought to strengthen the link between bank performance and executive compensation.  To this end, in 2019, the NCG Committee continued to diversify the LTI portfolio by adding Performance Vested PSUs (“PVSUs”) for executive officers (including NEOs).  PVSUs will cliff vest after three years and will be based on absolute and relative ROTCE performance, with final payout values ranging from 0% to 150% of target.

The equity awards granted to the NEOs on January 31, 2019 were in the form of PHSUs (60%), PVSUs (20%) and stock options (20%).

Named Executive Officer	2019 LTI Awards	2018 LTI Awards	Percentage Change 2019 vs. 2018(1)
René F. Jones	$3,300,000	$2,500,000	32%
Darren J. King	$1,150,000	$900,000	28%
Richard S. Gold	$1,975,000	$1,500,000	32%
Kevin J. Pearson	$1,975,000	$1,500,000	32%
Doris P. Meister	$1,160,000	$1,000,000	16%
(1)	Increases reflective of performance and competitive market compensation data.

Perquisites

Generally, M&T provides limited perquisites to its NEOs.  The perquisites that are provided are designed to assist NEOs in being productive and are limited to those that management and the NCG Committee believe are consistent with M&T’s overall compensation philosophy.  Given the importance of developing business relationships for M&T’s success, the NEOs are reimbursed for certain initiation fees and dues they incur for club memberships deemed advisable for business purposes, tax preparation, parking, meals and executive physical examinations.

Retirement and Other Benefits

M&T maintains two tax-qualified retirement plans for its employees, one a defined benefit plan and the other a defined contribution plan.  Each of the NEOs participates in the defined benefit plan, except for Messrs. Jones and King, who have elected to have their benefit under the defined contribution plan.  Messrs. Jones and King made this election pursuant to a one-time election that was offered to all participants in the defined benefit plan in late 2005 to remain in the defined benefit plan and earn future benefits under a new reduced benefit formula or to retain either the frozen benefit in the defined benefit plan and earn future benefits under a new defined contribution plan beginning January 1, 2006.

In addition, M&T maintains nonqualified defined benefit and defined contribution retirement plans to supplement retirement benefits for the NEOs in order to make up for benefits that cannot otherwise be provided in the qualified plan due to Internal Revenue Service limits; however, total compensation recognized for this purpose is capped at $350,000.  The nonqualified plans are not funded, except as benefits are actually paid to executive officers upon retirement.  Additional information regarding these retirement plans and arrangements is provided in the sections titled “Pension Benefits” and “Nonqualified Deferred Compensation.”

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M&T does not provide the NEOs with severance packages beyond what is provided to employees of M&T, generally.  Consequently, the NEOs have historically participated in the M&T Bank Corporation Severance Pay Plan (“Severance Pay Plan”), which provides for post-employment severance payments that are tiered based upon an employee’s position and years of service, and the continuation of certain employee benefits.  Upon a “Qualifying Event” (defined in the Severance Pay Plan as any permanent, involuntary termination of a participant’s active employment as a result of a reduction in force, restructuring, outsourcing or elimination of position), a NEO would be entitled to benefits under the Severance Pay Plan.

Other than benefits that are generally available to employees, M&T does not maintain any individual severance or change-in-control arrangements.  M&T’s compensation plans do not contain payments or benefits to NEOs that are specifically triggered by a change-in-control, except that M&T’s Equity Incentive Compensation Plan provides that, upon a change-in-control, all employees, including the NEOs, would become fully vested in any outstanding awards that were not already vested.  M&T has elected to provide such acceleration because of a belief that the principal purpose of providing executive officers and other employees with equity incentives is to align their interests with those of M&T’s shareholders and that this alignment should be enhanced, not weakened, in the context of a change-in-control.  Accelerating the vesting of equity-based compensation upon a change-in-control allows employees the same opportunity as other shareholders to sell shares freely following the completion of the transaction and realize the economic benefits of such transaction, without forcing them to be exposed to the post-closing performance of the acquirer.

Sound Compensation and Governance Practices

M&T’s executive compensation programs are managed in consideration of the Interagency Guidance on Sound Incentive Compensation Policies and other regulatory requirements.  In light of these requirements, M&T has adopted certain governance practices, which are more fully described below.

Stock Ownership Guidelines

M&T’s philosophy has been to foster a culture for its NEOs to acquire and retain M&T common stock.  To bolster this philosophy, M&T implemented formal Stock Ownership Guidelines for our executive officers in order to further align their interests with those of our shareholders.  The Stock Ownership Guidelines mandate that executive officers own a significant amount of common stock measured as a multiple of base salary as follows:

•	Chairman and Chief Executive Officer – five times annualized base salary;
•	other NEOs – three times annualized base salary; and
•	other executive officers – two times annualized base salary.

For the number of shares owned by the NEOs see the table titled “Directors and Named Executive Officers Stock Ownership”.

M&T requires its executive officers to achieve the targeted stock ownership levels within five years of being promoted or named to the applicable executive officer position, or the effective date of the Stock Ownership Guidelines, whichever is later.  Shares counted toward these guidelines include any shares held by the executive directly or through a broker, shares held through an M&T Retirement Savings Plan, and shares held as restricted stock, restricted stock units, or restricted stock awards, whether vested or unvested.  Unexercised stock options do not count.  If an executive officer fails to meet the requirements of this policy, the individual must hold all shares acquired from stock option exercises

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and restricted stock grants, net of shares withheld for taxes or payment of exercise price, until they meet the holding requirement of the Stock Ownership Guidelines.  As of the date of this proxy statement, all executive officers are in compliance with the Stock Ownership Guidelines.

Forfeiture Policy

M&T’s Forfeiture Policy sets forth the circumstances under which the NCG Committee may cause a downward adjustment in current year compensation as well as cause all or part of unvested equity awards to be cancelled.  Such circumstances include, but are not limited to, action or inaction on the part of an employee that results in a significant loss event (either to M&T as a whole or to a significant business line), a restatement of the financial statements due to material noncompliance with applicable financial reporting requirements, or a violation of M&T’s risk policies or procedures.

Working together, the components of the executive compensation programs continue to drive alignment of our NEOs’ interests with those of our shareholders, are consistent with the safety and soundness of M&T and provide an enhanced ability to account for the duration of risks and adjust compensation in the event of misconduct or adverse risk outcomes.

Incentive Compensation Governance

M&T works continuously to ensure effective controls are in place for its incentive compensation programs. As part of M&T’s enhanced enterprise risk framework, control functions, including Human Resources, Finance, Compliance, Legal, Internal Audit, and Risk Management, are actively involved in the oversight of M&T’s incentive compensation programs.  In addition, M&T’s CRO meets with the NCG Committee to discuss M&T’s risk scorecard, which details the CRO’s assessment of risk management at M&T.

Active and effective oversight of M&T’s incentive compensation practices is also provided by the NCG Committee.  The NCG Committee is responsible for maintaining M&T’s Forfeiture Policy and determining the appropriate pay mix and total compensation for M&T’s NEOs.  Additionally, the NCG Committee is responsible for establishing the appropriate performance measure for PSUs.  The NCG Committee shares one member with the Risk Committee which helps to ensure the prioritization of risk management matters in incentive compensation determinations.

Tax Matters

Internal Revenue Code Section 162(m) generally imposes a $1 million cap on the deductibility of compensation paid to certain executive officers of a publicly held corporation during a year.  The executive officers to whom Section 162(m) applies for 2018 include M&T’s Chief Executive Officer and Chief Financial Officer, the next three most highly compensated executive officers, and any such “covered employee” for a year after 2016.  While the NCG Committee considers tax consequences to M&T as a factor when it makes compensation determinations, the NCG Committee reserves discretion to award compensation to the NEOs that is not deductible under Section 162(m), as the NCG Committee deems appropriate.

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NOMINATION, COMPENSATION AND GOVERNANCE COMMITTEE REPORT

The Nomination, Compensation and Governance Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of SEC Regulation S-K with management.  Based on such review and discussions, the Nomination, Compensation and Governance Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

This report was adopted on February 20, 2019 by the Nomination, Compensation and Governance Committee of the Board of Directors:

Brent D. Baird, Chairman

Robert T. Brady

Gary N. Geisel

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EXECUTIVE COMPENSATION

The following table contains information concerning the compensation of M&T’s NEOs in the fiscal years ended December 31, 2018, 2017 and 2016.

2018 Summary Compensation Table

Name and Principal Position	Yr.	Salary ($)	Bonus ($)	Stock Awards(1) ($)	Option Awards(1) ($)	Non- Equity In- centive Plan Comp. ($)	Change in Pension Value and Non- Qualified Deferred Comp. Earnings(2) ($)	All Other Comp.(3),(4) ($)	Total ($)
René F. Jones(5)	2018	$900,000	$1,250,000	$1,875,177	$625,018	$-	$-	$119,937	$4,770,132
Chairman &	2017	$745,000	$1,100,000	$1,044,025	$-	$-	$34,241	$115,981	$3,039,247
Chief Executive Officer	2016	$725,000	$380,000	$1,200,081	$-	$-	$14,200	$131,589	$2,450,870
Darren J. King	2018	$670,000	$700,000	$675,170	$225,036	$-	$-	$86,533	$2,356,739
Executive Vice President &	2017	$650,000	$530,000	$750,098	$-	$-	$13,961	$88,193	$2,032,252
Chief Financial Officer	2016	$600,000	$400,000	$750,105	$-	$-	$5,795	$85,763	$1,841,663
Richard S. Gold(5)	2018	$745,000	$880,000	$1,125,030	$375,011	$-	$-	$89,353	$3,214,394
President &	2017	$745,000	$755,000	$1,044,025	$-	$-	$162,746	$99,343	$2,806,113
Chief Operating Officer	2016	$725,000	$380,000	$1,200,081	$-	$-	$88,348	$104,715	$2,498,144
Kevin J. Pearson	2018	$745,000	$880,000	$1,125,030	$375,011	$-	$-	$83,780	$3,208,821
Executive Vice President &	2017	$745,000	$755,000	$1,109,053	$-	$-	$174,938	$1,044,113	$3,828,104
Vice Chairman - M&T Bank	2016	$725,000	$400,000	$1,275,003	$-	$-	$92,460	$377,229	$2,869,692
Doris P. Meister(6)	2018	$800,000	$490,000	$750,147	$250,007	$-	$-	$68,764	$2,358,918
Executive Vice President	2017	$800,000	$450,000	$871,050	$-	$-	$-	$48,196	$2,169,246

(1)

The amounts indicated represent the aggregate grant date fair value of equity awards granted to each of the NEOs.  The grant date fair values are calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation (“FASB ASC Topic 718”).

The grant date fair value of stock awards reflected in this column is based on the closing price of M&T Common Stock on January 31, 2018, or $190.78.

For purposes of determining the fair value of stock option awards, we use a binomial option pricing model and the assumptions provided in the table below.  The Company determines the dividend yield by dividing the current annual dividend on M&T’s common stock by the option exercise price. A historical weekly measurement of volatility is determined based on the expected life of the option granted.  The risk-free interest rate is determined by reference to the yield on an outstanding U.S. Treasury Note with a term equal to the expected life of the option granted.  Expected life is determined by reference to the Company’s historical experience.

Dividend Yield	1.57%
Volatility	19.37
Risk-Free Interest Rate	2.65%
Expected Life (Years)	6.50
(2)

This column includes the aggregate positive change in actuarial present value of each NEO’s accumulated benefit under the M&T Bank Corporation Pension Plan (“Qualified Pension Plan”) and M&T Bank Corporation Supplemental Pension Plan (“Supplemental Pension Plan”).  In accordance with SEC rules, to the extent the aggregate change in present value of all defined benefit plans for a particular fiscal year would have been a negative amount, the amount has instead been reported as $0 and the aggregate compensation for the NEO in the “Total” column has not been adjusted to reflect the negative amount.  The assumptions used to calculate the present value of accumulated benefits are the same as those used for Financial Accounting Standards Board Accounting Standards Codification Topic 715, Compensation-Retirement Benefits (“FASB ASC Topic 715”) financial statement disclosure purposes, except that no pre-retirement decrements are assumed.  The present value of accrued benefits as of December 31, 2018 is calculated assuming the executive commences his or her accrued benefit earned through December 31, 2018 at normal retirement age.  For the December 31, 2016 and December 31, 2017 calculations, the mortality assumption beginning at normal retirement age is based on RP-2014 (base year 2006) and generational projection using scale MP-2016. For the December 31, 2018 calculations, the mortality assumption beginning at normal retirement age is based on RP-2014 (base year 2006) and generational projection using scale MP-2018.  See Note 12 to

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the Financial Statements of M&T Bank Corporation in its Annual Report on Form 10-K, which was filed with the SEC on February 20, 2019.

The discount rate assumption is 4.00% for the December 31, 2016 calculations, 3.50% for the December 31, 2017 calculations and 4.25% for the December 31, 2018 calculations.

Normal retirement age is age 65 for all participants.  It is assumed that the participants will elect the single life annuity form.

(3)	This column includes information from the following table for each NEO in 2018:

Name	Retirement Savings Plan	Supplemental Retirement Savings Plan	Qualified Retirement Accumulation Account	Supplemental Retirement Accumulation Account	Term Life Insurance Premiums	Dividends(a)
René F. Jones	$12,375	$3,375	$15,813	$4,313	$2,622	$58,102
Darren J. King	$12,375	$3,375	$11,688	$3,188	$810	$31,071
Richard Gold	$12,375	$3,375	$-	$-	$1,667	$48,075
Kevin J. Pearson	$12,375	$3,375	$-	$-	$4,902	$49,974
Doris P. Meister	$12,375	$-	$6,188	$1,688	$3,564	$23,156

(a)	This column includes dividends and dividend equivalents on unvested restricted stock and restricted stock units awarded in 2018, 2017 and 2016.
(4)	Perquisites provided to the NEOs in 2018 included the following:

Name	Club Membership Dues & Expenses	Tax Preparation	Parking	Meals	Executive Physical Exam & Associated Travel Expenses
René F. Jones	X	X	X	X	X
Darren J. King	X	X	X	X	X
Richard Gold	X	X	X	X	X
Kevin J. Pearson		X	X	X
Doris P. Meister	X		X	X

For 2017, Mr. Pearson had relocation expenses and tax gross up expenses totaling $945,240 in connection with the sale of his residence in New York City, which resulted from his company-requested move to Baltimore, Maryland. No other perquisites exceeded the greater of $25,000 or 10% of the total perquisites provided to each NEO.

(5)	On December 20, 2017, Mr. Jones was appointed CEO and Mr. Gold was appointed President and Chief Operating Officer.
(6)	Ms. Meister was not a NEO in 2016.

CEO Pay Ratio

In accordance with the final rule issued under section 953(b) of the Dodd-Frank Act, companies, including M&T, are now required to disclose the ratio of the total annual compensation of their CEO to that of their median employee.  The SEC rules require disclosure of (i) the median of the annual total compensation of all employees of M&T, except the CEO; (ii) the annual total compensation of the CEO; and (iii) the ratio of the amount of annual total compensation of the CEO to the amount of the median annual total compensation of all employees of M&T.  Because the SEC rules do not mandate a particular approach to determining the median employee, M&T has employed the following approach:

As allowed under section 953(b), we have chosen to continue using the same median employee for purposes of this disclosure as was used in the proxy statement for the 2018 Annual Meeting of Shareholders. There has been no material change in our employee population that we believe would significantly impact this disclosure. Our median employee was identified by calculating the total cash compensation and equity awards granted within a rolling twelve months to all domestic employees, excluding the CEO, employed as of December 15, 2017. The fixed compensation of employees hired during the year was annualized.

Additionally, non-U.S. employees account for 0.48% of M&T’s employees and therefore have been excluded under the de minimis exemption allowed by the rule. These non-U.S.

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employees being excluded are from Canada (6 employees), the United Kingdom (49 employees), Germany (7 employees) and Ireland (21 employees).

Total non-U.S. employees:	83
Total U.S. employees:	17,184

As calculated using the methodology required for the Summary Compensation Table, the annual total compensation of Mr. Jones was $4,770,132 and the annual total compensation of the median employee for the corresponding period was $62,061, which yields a ratio of 77 to 1.

Grants of Plan-Based Awards

The following table reflects the terms of compensation plan-based awards granted to the NEOs in 2018.

2018 Grants of Plan-Based Awards

Name	Grant Date	Estimated Future Payouts Under Non- Equity Incentive Plan Awards ($)			Estimated Future Payouts Under Equity Incentive Plan Awards (#)			All Other Stock Awards: Number of Shares of Stock or Units(1)	All Other Option Awards: Number of Securities Under- lying Options(2)	Exercise or Base Price of Option Awards	Grant Date Fair Value of Stock and Option Awards(3)
		Threshold	Target	Max.	Threshold	Target	Max.
René F. Jones	1/31/18	$-	$-	$-	-	-	-	9,829	16,770	$190.78	$2,500,195
Darren J. King	1/31/18	$-	$-	$-	-	-	-	3,539	6,038	$190.78	$900,207
Richard S. Gold	1/31/18	$-	$-	$-	-	-	-	5,897	10,062	$190.78	$1,500,040
Kevin J. Pearson	1/31/18	$-	$-	$-	-	-	-	5,897	10,062	$190.78	$1,500,040
Doris P. Meister	1/31/18	$-	$-	$-	-	-	-	3,932	6,708	$190.78	$1,000,154

(1)

Vesting of the PHSU awards granted to the NEOs in 2018 are scheduled to occur on a graduated basis with 33% vesting on January 31, 2019, an additional 33% vesting on January 31, 2020 and the remaining 34% vesting on January 31, 2021.  Each vesting is contingent upon M&T achieving a pre-established net operating ROTCE metric (“Performance Requirement”).  If the Performance Requirement is not satisfied for a given period, the portion of the stock award that is scheduled to vest on the vesting date immediately following that performance period will not vest and will be forfeited unless otherwise determined by the NCG Committee.  The award agreements issued under the 2009 Equity Incentive Compensation Plan allow for accelerated vesting in cases of death, disability, retirement or a change-in-control.

(2)

Vesting of the stock option awards granted to the NEOs in 2018 are scheduled to occur on a graduated basis with 33% vesting on January 31, 2019, an additional 33% vesting on January 31, 2020 and the remaining 34% vesting on January 31, 2021.  The awards expire 10 years from the grant date.  The award agreements issued under the 2009 Equity Incentive Compensation Plan allow for accelerated vesting in cases of death, disability, or a change-in-control with an exercise period of one year from the date of termination (but not beyond 10 years from the date of grant).  Upon retirement the awards continue to vest according to the schedule noted above with an exercise period equal to the lesser of four years following the date of retirement or 10 years from the date of grant.

(3)

The amounts indicated represent the aggregate grant date fair value of equity awards granted to each of the NEOs in 2018.  The grant date fair values are calculated in accordance with FASB ASC Topic 718.

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Outstanding Equity Awards at Fiscal Year-End

The following table reflects the number and terms of stock option awards and stock awards outstanding as of December 31, 2018 for the NEOs.

Outstanding Equity Awards at 2018 Fiscal Year-End

Option Awards					Stock Awards
Name	Number of Securities Underlying Un-exercised Options Exercisable (#)	Number of Securities Underlying Un- exercised Options Un- exercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Un- exercised Unearned Options (#)	Option Exercise Price ($)	Option Expira- tion Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested ($)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
René F. Jones	-	16,770	-	$190.78	1/31/2028	-	$-	$-	$-
	-	-	-	$-	-	17,742	$2,539,412	$-	$-
Darren J. King	10,000	-	-	$38.91	2/1/2019	-	$-	$-	$-
	-	6,038	-	$190.78	1/31/2028	-	$-	$-	$-
	-	-	-	$-	-	8,886	$1,271,853	$-	$-
Richard S. Gold	-	10,062	-	$190.78	1/31/2028	-	$-	$-	$-
	-	-	-	$-	-	13,810	$1,976,625	$-	$-
Kevin J. Pearson	-	10,062		$190.78	1/31/2028	-	$-	$-	$-
	-	-	-	$-	-	14,304	$2,047,332	$-	$-
Doris P. Meister	-	6,708	-	$190.78	1/31/2028	-	$-	$-	$-
	-	-	-	$-	-	7,505	$1,074,191	$-	$-

(1)

Vesting of the stock awards granted to the NEOs in 2016 and 2017 occurs on a graduated basis with 33% of the award vesting on the first anniversary of the grant date, an additional 33% of the award vesting on the second anniversary of the grant date, and the remaining 34% of the award vesting on the third anniversary of the grant date.  Each vesting is contingent upon M&T achieving a pre-established net operating ROTCE metric (“Performance Requirement”).  If the Performance Requirement is not satisfied for a given period, the portion of the stock award that is scheduled to vest on the vesting date immediately following that performance period will not vest and will be forfeited unless otherwise determined by the NCG Committee.  Note that with respect to the 2016 and 2017 awards, the award agreements issued under the 2009 Equity Incentive Compensation Plan allow for accelerated vesting in cases of death, disability, retirement or a change-in-control. See footnotes (1) and (2) to the table set forth above titled “2018 Grants of Plan-Based Awards” for the vesting schedule of the stock awards granted to the NEOs in 2018.  See the below chart for more detailed information concerning the number of outstanding shares from each unvested restricted stock units and their corresponding vesting dates.

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Name	Grant Date	Shares or Units Granted	Shares or Units Not Vested	Remaining Vesting Dates
	1/29/16	10,892	3,631	1/29/19
	1/31/17	6,422	2,141	1/31/19
René F. Jones			2,141	1/31/20
	1/31/18	9,829	3,276	1/31/19
			3,276	1/31/20
			3,277	1/31/21
	1/29/16	6,808	2,270	1/29/19
	1/31/17	4,614	1,538	1/31/19
Darren J. King			1,539	1/31/20
	1/31/18	3,539	1,179	1/31/19
			1,180	1/31/20
			1,180	1/31/21
	1/29/16	10,892	3,631	1/29/19
	1/31/17	6,422	2,141	1/31/19
Richard S. Gold			2,141	1/31/20
	1/31/18	5,897	1,965	1/31/19
			1,966	1/31/20
			1,966	1/31/21
	1/29/16	11,572	3,858	1/29/19
	1/31/17	6,822	2,274	1/31/19
Kevin J. Pearson			2,275	1/31/20
	1/31/18	5,897	1,965	1/31/19
			1,966	1/31/20
			1,966	1/31/21
	1/31/17	5,358	1,786	1/31/19
Doris P. Meister			1,787	1/31/20
	1/31/18	3,932	1,310	1/31/19
			1,311	1/31/20
			1,311	1/31/21

Name	Grant Date	Options Granted	Options Not Vested	Remaining Vesting Dates
			5,590	1/31/2019
René F. Jones	1/31/2018	16,770	5,590	1/31/2020
			5,590	1/31/2021
			2,012	1/31/2019
Darren J. King	1/31/2018	6,038	2,013	1/31/2020
			2,013	1/31/2021
			3,354	1/31/2019
Richard S. Gold	1/31/2018	10,062	3,354	1/31/2020
			3,354	1/31/2021
			3,354	1/31/2019
Kevin J. Pearson	1/31/2018	10,062	3,354	1/31/2020
			3,354	1/31/2021
			2,236	1/31/2019
Doris P. Meister	1/31/2018	6,708	2,236	1/31/2020
			2,236	1/31/2021

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Options Exercised and Stock Vested

The following table sets forth the number of stock option awards exercised and the value realized upon exercise during 2018 for the NEOs, as well as the number of stock awards vested and the value realized upon vesting.

2018 Options Exercised and Stock Vested

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise(1)	Number of Shares Acquired on Vesting	Value Realized on Vesting(2)
René F. Jones	-	$-	9,233	$1,757,150
Darren J. King	7,082	$1,073,337	5,869	$1,117,008
Richard S. Gold	-	$-	9,233	$1,757,150
Kevin J. Pearson	-	$-	9,592	$1,825,416
Doris P. Meister	-	$-	1,785	$340,542

(1)	Based upon the difference between the exercise price and the closing price of M&T’s common stock on the NYSE on the date(s) of exercise.

(2)	Amounts were calculated using the closing price of M&T’s common stock on the NYSE on the vesting dates.

Pension Benefits

The following table sets forth the present value of the accumulated pension benefits for the NEOs.

2018 Pension Benefits(1)(5)

Name	Plan Name	Number of Years Credited Service(3)	Present Value of Accumulated Benefit	Payments during Last Fiscal Year
René F. Jones	Qualified Pension Plan(2)	13	$220,698	$-
Darren J. King	Qualified Pension Plan(2)	5	$75,535	$-
Richard S. Gold	Qualified Pension Plan(2)	29	$780,943	$-
	Supplemental Pension Plan(2)(4)	29	$177,761	$-
Kevin J. Pearson	Qualified Pension Plan(2)	29	$830,900	$-
	Supplemental Pension Plan(2)(4)	29	$186,093	$-

(1)	Please refer to footnote (2) set forth in the “2018 Summary Compensation Table” for the assumptions used to calculate the present value of accumulated benefits.
(2)

The Qualified Pension Plan provides tax-qualified pension benefits for a broad base of M&T employees.  Effective January 1, 2006, the formula used to calculate benefits under the Qualified Pension Plan and the Supplemental Pension Plan was modified with respect to benefits earned after 2005.  Benefits accrued under the prior formula as of December 31, 2005 were frozen and all Qualified Pension Plan participants, including each NEO, were given a one-time election to remain in the Qualified Pension Plan and earn future benefits under a new reduced pension benefit formula, or to retain the frozen benefit in the Qualified Pension Plan and earn future benefits under a new defined contribution program, the Qualified RAA, in which qualifying participants are credited a percentage of total pay based on length of service.  Under the current formula, each participant’s retirement benefit equals the sum of (a) the participant’s accrued benefit as of December 31, 2005 and (b) for each year of credited service earned after December 31, 2005, the sum of (i) 1% of compensation for the plan year plus (ii) 0.35% of compensation for the plan year in excess of 50% of that year’s Social Security wage base.  Messrs. Pearson and Gold elected to remain in the Qualified Pension Plan for periods on and after January 1, 2006.  Messrs. Jones and King elected to discontinue their future participation in the Qualified Pension Plan and Supplemental Pension Plan, choosing instead to participate in the Qualified RAA effective January 1, 2006.  Messrs. Jones and King have an accrued benefit under the Qualified Pension Plan as of December 31, 2005 but have ceased to earn any benefit accrual service and any further benefit under the Qualified Pension Plan as of January 1, 2006.

(3)

The years of credited service for all of the NEOs are based only on their service while eligible for participation in the Qualified Pension Plan.  Generally, a participant must be paid for at least 1,000 hours of work during a plan year to be credited with a year of service for purposes of the Qualified Pension Plan.

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(4)

As described in footnote (2) above, effective January 1, 2006, the formula used to calculate benefits under the Qualified Pension Plan and the Supplemental Pension Plan was modified with respect to benefits earned after 2005, and participants were given the opportunity to elect whether to continue participation in the Qualified Pension Plan and the Supplemental Pension Plan.  Of the NEOs, Messrs. Pearson and Gold elected to continue to participate in the revised Qualified Pension Plan and, as such, they continue to be participants in the Supplemental Pension Plan.  Messrs. Jones and King elected to discontinue their future participation in the Qualified Pension Plan and Supplemental Pension Plan, choosing instead to participate in the Qualified RAA effective January 1, 2006.  M&T maintains a defined contribution Supplemental RAA that is designed to provide participants with contributions that cannot be provided under the Qualified RAA because of applicable federal income tax limits.  As under the Supplemental Pension Plan, creditable compensation under the Supplemental RAA is also limited to $350,000.  Messrs. Jones and King participated in the Supplemental RAA in 2018 and were credited with a contribution for 2018 as reported below under the discussion of 2018 Nonqualified Deferred Compensation Plans.

(5)	Ms. Meister is not a participant in the Qualified Pension Plan or Supplemental Pension Plan.

Explanation of Pension Benefits Table

The Pension Benefits Table indicates, for each of the Qualified Pension Plan and the Supplemental Pension Plan, the NEO’s number of years of credited service, present value of accumulated benefit and any payments made during the year ended December 31, 2018.  See footnote (2) to the table set forth above titled “2018 Summary Compensation Table.”

The amounts indicated in the column titled “Present Value of Accumulated Benefit” represent the lump-sum value as of December 31, 2018 of the annual benefit that was earned by the NEOs as of December 31, 2018, assuming payment begins at each executive’s normal retirement age, or their current age, if later.  The normal retirement age is defined as age 65 in the Qualified Pension Plan and the Supplemental Pension Plan.  Certain assumptions were used to determine the present value of accumulated benefits payable at normal retirement age.  Those assumptions are described in footnote (2) set forth in the “2018 Summary Compensation Table.”  Certain material terms of each of the Qualified Pension Plan and the Supplemental Pension Plan are summarized in the footnotes set forth in the “2018 Pension Benefits Table” and in the narrative below.

Qualified Pension Plan

Benefits under the Qualified Pension Plan are paid over the lifetime of the NEO or the lifetimes of the NEO and a beneficiary, as elected by the NEO.  If the NEO is married on the date payments are to begin under the Qualified Pension Plan, payment will be in the form of a joint and 50% survivor annuity with the spouse as beneficiary unless the NEO elects another form of payment with the consent of the spouse.  None of the NEOs are eligible to elect to receive the benefit due under the Qualified Pension Plan in the form of a one-time lump sum payment.  If benefits are paid in a form in which a benefit is to be paid to a beneficiary after the death of the NEO, benefits are reduced from the amount payable as a lifetime benefit solely to the NEO in accordance with the actuarial factors that apply to all participants in the Qualified Pension Plan.  A participant’s benefit under the Qualified Pension Plan is generally payable as an annuity with monthly benefit payments unless the present value of the normal retirement benefit is less than $5,000.  Benefits under the Qualified Pension Plan are funded by an irrevocable, tax-exempt trust.  The Qualified Pension Plan benefits of all participants, including those benefits of NEOs, are payable from the assets held by the tax-exempt trust.

Creditable compensation under the Qualified Pension Plan generally includes the compensation reported on Form W-2 in the box for wages, tips and other compensation plus pre-tax salary reduction contributions under the Retirement Savings Plan and the M&T Bank Corporation Flexible Benefits Plan.  In calculating a participant’s benefit, annual compensation in excess of a limit set annually by the Internal Revenue Service may not be considered.

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A participant is eligible for early retirement under the Qualified Pension Plan if the participant retires before normal retirement age but after attaining age 55 and completing 10 years of service.  An early retirement benefit is reduced 4% per year for each year that the benefit commences prior to normal retirement age.  At December 31, 2018, Messrs. King and Jones were not eligible for early retirement and Messrs. Gold and Pearson were eligible for early retirement. Benefits under the Qualified Pension Plan are 100% vested after an employee has completed at least five years of service, and each NEO is 100% vested in his benefits in the Qualified Pension Plan.

Supplemental Pension Plan

The Supplemental Pension Plan provides a benefit that is equal to the difference between the pension benefit that would be provided under the Qualified Pension Plan if that plan were not subject to certain limits imposed by the Internal Revenue Code, and the benefit actually provided under the Qualified Pension Plan.  Creditable compensation that may be considered under the Supplemental Pension Plan formula is limited to $350,000.

Generally, benefits under the Supplemental Pension Plan are paid over the lifetime of the NEO or the lifetimes of the NEO and a beneficiary, as elected by the NEO.  The Supplemental Pension Plan allows a NEO to elect to receive the benefit due under the plan in the form of a one-time lump sum payment.  If benefits are paid as a lump sum payment, benefits are adjusted from the amount payable as a lifetime benefit solely to the NEO in accordance with the actuarial factors that apply to all participants in the Qualified Pension Plan.

The pension benefit under the Supplemental Pension Plan is reduced in the same manner as under the Qualified Pension Plan if it begins to be paid before normal retirement age and continues to accrue in the same manner as under the Qualified Pension Plan if it begins to be paid after the normal retirement age.

Service is determined under the Supplemental Pension Plan in the same manner as under the Qualified Pension Plan, as described above.  The vesting schedule in the Supplemental Pension Plan is the same as in the Qualified Pension Plan and all of the NEOs are 100% vested in their benefits in the Supplemental Pension Plan.

A participant is eligible for early retirement under the Supplemental Pension Plan if the participant retires before normal retirement age but after attaining age 55 and completing 10 years of service.  An early retirement benefit is reduced 4% per year for each year that the benefit commences prior to normal retirement age.  At December 31, 2018, Messrs. Gold and Pearson were eligible for early retirement.

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Nonqualified Deferred Compensation

The following table sets forth contributions, earnings and year-end balances for 2018 with respect to nonqualified deferred compensation plans for the NEOs.

2018 Nonqualified Deferred Compensation

Name	Plan Name	Executive Contributions in Last FY(1)	Registrant Contributions in Last FY(2)	Aggregate Earnings in Last FY(3)	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last FYE(4)
René F. Jones	Supplemental 401(k)	$59,500	$3,600	$(36,991)	$-	$600,145
René F. Jones	Supplemental RAA	$-	$4,600	$(4,815)	$-	$71,679
René F. Jones	Deferred Bonus Plan	$-	$-	$-	$-	$-
Darren J. King	Supplemental 401(k)	$35,000	$3,600	$(16,271)	$-	$290,430
Darren J. King	Supplemental RAA	$-	$3,400	$(5,633)	$-	$69,013
Darren J. King	Deferred Bonus Plan	$-	$-	$-	$-	$-
Richard S. Gold(5)	Supplemental 401(k)	$21,000	$3,600	$(26,110)	$-	$274,843
Richard S. Gold(5)	Supplemental RAA	$-	$-	$-	$-	$-
Richard S. Gold(5)	Deferred Bonus Plan	$-	$-	$217	$(26,198)	$-
Kevin J. Pearson	Supplemental 401(k)	$70,000	$3,600	$(77,566)	$-	$496,241
Kevin J. Pearson	Supplemental RAA	$-	$-	$-	$-	$-
Kevin J. Pearson	Deferred Bonus Plan	$-	$-	$-	$-	$-
Doris P. Meister(6)	Supplemental 401(k)	$-	$-	$-	$-	$-
Doris P. Meister(6)	Supplemental RAA	$-	$-	$-	$-	$-

(1)

The Supplemental 401(k) Plan contributions were based on the NEOs’ deferral elections and the salaries set forth in the “2018 Summary Compensation Table.”  The salaries in the “2018 Summary Compensation Table” include these contributions.

(2)

This column represents M&T matching contributions attributable to contributions made to the Supplemental 401(k) Plan during 2018 by the NEOs and contributions by M&T to the Supplemental RAA attributable to 2017 based on compensation earned and service performed during that year.  The contribution by M&T to the Supplemental 401(k) Plan and the Supplemental RAA attributable to 2018 was made after December 31, 2018 and is not reflected in the aggregate year-end balance for each NEO.  These values are also reflected in the “All Other Compensation” column set forth in the “2018 Summary Compensation Table.”

(3)

This column reflects earnings or losses on plan balances in 2018.  Earnings may increase or decrease depending on the performance of the elected investment options.  Earnings on these plans are not “above-market” and thus are not reported in the “2018 Summary Compensation Table.”  Plan balances may be invested in various mutual funds and common stock.  Investment returns on those funds and common stock ranged from -16.16% to 1.6% for the year ended December 31, 2018.

(4)

This column represents the year-end balances of the NEOs’ nonqualified deferred compensation accounts.  These balances include NEOs’ and M&T contributions that were included in the Summary Compensation Tables in previous years.  Amounts in this column include earnings that were not previously reported in the respective year’s Summary Compensation Table because they were not “above-market” earnings.

(5)	Mr. Gold’s Deferred Bonus Plan final distribution was completed in 2018.
(6)	Ms. Meister was not a participant in the Supplemental 401(k) and received a partial year benefit after becoming eligible in the Supplemental RAA in 2018.

Overview of Nonqualified Deferred Compensation Plans

M&T maintains two nonqualified deferred compensation plans:  the Supplemental Retirement Savings Plan and the M&T Bank Corporation Deferred Bonus Plan (“Deferred Bonus Plan”.)  The Deferred Bonus Plan was frozen effective January 1, 2010.  See footnote (3) set forth above in the “2018 Summary Compensation Table for information regarding M&T Bank’s contribution to the Supplemental Retirement Savings Plan on behalf of each of the NEOs for 2018 .”

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Supplemental Retirement Savings Plan - 401(k) Plan and RAA

The Supplemental Retirement Savings Plan mirrors the tax-qualified, defined contribution Retirement Savings Plan maintained by M&T in that it consists of two parts: (i) Supplemental 401(k) Plan (“Supplemental 401(k) Plan”) and (ii) Supplemental RAA.  The tax-qualified Retirement Savings Plan provides benefits under both portions up to the limit set by the Internal Revenue Code on compensation that can be recognized under a tax-qualified plan.  The Supplemental Retirement Savings Plan provides unfunded, nonqualified benefits to select management based on compensation in excess of the Internal Revenue Code limit for tax-qualified plans up to a maximum creditable compensation level of $350,000.

Under the tax-qualified 401(k) (“Qualified 401(k) Plan”) portion of the Retirement Savings Plan, a participant may elect to contribute up to 50% of creditable plan compensation, in which event, the participant will be credited with a matching employer contribution equal to 100% of contributions that do not exceed 3% of the participant’s contributions plus 50% of the contributions that exceed 3% but not 6% of the participant’s compensation under the plan.  All participants are always 100% vested in all contributions in the Qualified 401(k) Plan.  All NEOs participate in the Qualified 401(k) Plan.

Under the Qualified RAA of the Retirement Savings Plan, a participant will be credited with an employer contribution based on the participant’s years of service recognized under the plan for each year in which the participant is credited with at least 1,000 hours of service and is employed by M&T on December 31st of such year (or for such years where employment was terminated during the year due to retirement, death or disability).  Benefits under the Qualified RAA are subject to a five-year vesting schedule.  As explained in the discussion of the “2018 Pension Benefits Table,” Messrs. Jones and King participate in the Qualified RAA, and are fully vested in the benefits under the plan based on their years of service.  Ms. Meister became eligible to participate in the Qualified RAA in 2017 and is subject to a five-year vesting schedule.

Supplemental Retirement Savings Plan - Supplemental 401(k) Plan

The Supplemental 401(k) Plan provides unfunded, nonqualified benefits to select members of management and highly compensated employees of M&T.  All of the NEOs participate in the Supplemental 401(k) Plan.

For a given year, a participant may elect to contribute up to 50% of creditable plan compensation and the participant must elect the contribution percentage before the beginning of the year.  A participant who contributes to the Supplemental 401(k) Plan for a given year is credited with a matching employer contribution under the Supplemental 401(k) Plan determined under the same matching formula as in the Qualified 401(k) Plan, which generally provides for a match equal to 100% of contributions that do not exceed 3% of the participant’s compensation plus 50% of the contributions that exceed 3% but not 6% of the participant’s compensation.  Creditable compensation under the Supplemental 401(k) Plan is defined in the same way as under the Qualified Pension Plan, but it includes amounts deferred by participants under the Supplemental 401(k) Plan and includes compensation credited under the tax-qualified 401(k) plan, the Retirement Savings Plan.  The maximum creditable compensation for the plan in any year is $350,000.

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A participant is always 100% vested in both his or her own contributions and the employer matching contributions, and all earnings on both types of contributions under the Supplemental 401(k) Plan.  The plan provides that a participant may elect to receive benefits at a specified age or date, upon separation from service, at death or disability, or at the earliest of these events.  A participant may elect to receive benefits in the form of a single lump sum or in annual installments payable over 5 or 10 years.  Elections are made with respect to each year’s contribution to the Supplemental 401(k) Plan prior to the beginning of each year.  All payments from the Supplemental 401(k) Plan are made in the form of cash.

Supplemental Retirement Savings Plan - Supplemental Retirement Accumulation Account

The Supplemental RAA portion of the Supplemental Retirement Savings Plan is designed to provide participants with benefits that cannot be provided under our qualified plans as a result of limitations imposed by the Internal Revenue Code.  Messrs. Jones and King participated in the Supplemental RAA. Ms. Meister became eligible for the Supplemental RAA in 2017.

For a given year, the Supplemental RAA credits a contribution on behalf of a participant that is equal to the difference between (1) the contribution that would be provided on plan compensation under the Qualified RAA if the Internal Revenue Code limit did not exist up to the Supplemental Retirement Savings Plan compensation limit of $350,000, and (2) the contribution actually provided under the Qualified RAA.  Mr. Jones was credited with $4,313 for the 2018 plan year.  Mr. King was credited with $3,188 for the 2018 plan year.  Ms. Meister received a partial year benefit of $1,688 after becoming eligible  in the 2018 plan year, subject to a vesting schedule.  The book reserve accounts attributable to Supplemental RAA contributions are subject to the same vesting schedule as the accounts in the Qualified RAA, and Messrs. Jones and King are fully vested in their Supplemental RAA account.  Benefits for 2018 under the Supplemental RAA and the Supplemental 401(k) Plan are payable in the first quarter of 2019.  Service in the Supplemental RAA is determined in the same manner as under the Qualified RAA.  These values are also reflected in the “Supplemental Retirement Accumulation Account” column set forth in footnote (3) of the “2018 Summary Compensation Table”.

Deferred Bonus Plan

Through December 31, 2009, the Deferred Bonus Plan allowed select members of management and highly compensated employees of M&T to defer all or a portion of an annual bonus award they received under an M&T bonus or incentive plan.  Deferrals under the Deferred Bonus Plan were discontinued as of December 31, 2009, although Mr. Gold has an account in the Deferred Bonus Plan as of December 31, 2018 resulting from prior years’ deferrals, and he received a final cash distribution under the plan in accordance with an election made under the plan in 1998.

When the Deferred Bonus Plan was active, an eligible employee could elect to defer a specific percentage or a dollar amount of the award, with a minimum deferral of $10,000.  A participant could elect to defer such amount for a period of 5 to 20 years and could elect to receive the deferred account balance in a single lump sum or in annual installments over 5 or 10 years.  If the participant’s employment ends prior to the time all deferrals have been distributed, the deferral period ends and payments commence in the form elected.  Participants are always 100% vested in their deferred account balance.

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Potential Payments Upon Termination or Change-in-Control

The following table indicates the potential post-employment payments and benefits for the NEOs in the event that either of the following had occurred on December 31, 2018:  (i) an involuntary termination of employment or (ii) a change-in-control event accompanied by an involuntary termination of employment.

2018 Post-Employment Benefits(1)

Name	Severance Pay(2)	Health Benefit Coverage	Value of Equity Awards	Total Benefits Upon Involuntary Termination	Total Benefits Upon Involuntary Termination Preceded by Change-in- Control Event
René F. Jones	$1,800,000	$25,507	$2,539,412	$1,825,507	$4,364,919
Darren J. King	$1,340,000	$24,342	$1,271,853	$1,364,342	$2,636,195
Richard S. Gold	$1,490,000	$26,948	$1,976,625	$1,516,948	$3,493,573
Kevin J. Pearson	$1,490,000	$32,302	$2,047,332	$1,522,302	$3,569,634
Doris P. Meister	$1,600,000	$34,707	$1,074,191	$1,634,707	$2,708,898
(1)	In the event of an involuntary termination of employment, NEOs are entitled to the accelerated vesting of equity awards only if such involuntary termination is preceded by a change-in-control event.
(2)	Assumes the NEO would receive the maximum potential severance of 104 weeks of cash base salary.

Severance Pay Plan

M&T maintains the Severance Pay Plan, which is a broad-based, tiered severance plan that provides eligible employees with post-employment severance payments and the continuation of certain employee benefits when a “Qualifying Event” (defined as any permanent, involuntary termination of a participant’s active employment as a result of a reduction in force, restructuring, outsourcing or elimination of position) occurs.  The amount of severance an employee is eligible to receive is based upon the employee’s position and years of service.  Each NEO participates in the plan.  Upon the occurrence of a Qualifying Event, each NEO will be entitled to:

•	the continuation of his cash base salary for at least 52 weeks, but in no event more than 104 weeks as determined at the time of the Qualifying Event; and
•

the continuation of certain benefits during the period in which severance payments are made, for those benefits that the NEO has elected at the time of the Qualifying Event, which may include medical, dental, vision and life insurance, and flexible spending accounts, provided the NEO continues to make contributions at the active employee rate.

Accelerated Vesting of Equity Awards

As a general matter, all employees, including the NEOs, would be immediately vested in any unvested equity awards that were granted under M&T’s various equity compensation plans at the time of change-in-control, death, disability or retirement.  Unvested shares of performance-based equity awards granted to Messrs. Jones, Gold and Pearson will vest automatically at change-in-control, death or disability, but will not accelerate and vest after retirement until such time as the performance requirement is deemed to have been met for the year in which the retirement occurred.  See also footnote (2) to the table titled “2018 Grants of Plan-Based Awards.”

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PROPOSAL 4

PROPOSAL TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF M&T BANK CORPORATION FOR THE YEAR ENDING DECEMBER 31, 2019

On February 19, 2019, the Audit Committee appointed PricewaterhouseCoopers LLP, certified public accountants, as the independent registered public accounting firm of M&T for the year ending December 31, 2019, a capacity in which it has served since 1984.

Although shareholder approval of the appointment of the independent registered public accounting firm is not required by law, M&T believes that it is desirable to request that the shareholders ratify the Audit Committee’s appointment of PricewaterhouseCoopers LLP as M&T’s independent registered public accounting firm for the year ending December 31, 2019.  In the event that the shareholders fail to ratify the appointment, the Audit Committee will reconsider this appointment and make such a determination as it believes to be in M&T’s and its shareholders’ best interests.  Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in M&T’s and its shareholders’ best interests.

Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting.  The representatives may, if they wish, make a statement and, it is expected, will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION
OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM OF M&T BANK CORPORATION FOR THE
YEAR ENDING DECEMBER 31, 2019.

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INDEPENDENT PUBLIC ACCOUNTANTS

The following is a summary of the fees billed to M&T by PricewaterhouseCoopers LLP for professional services rendered during 2018 and 2017, which are categorized in accordance with the SEC’s rules as follows:

Fees to Independent Auditors

	2018	2017
Audit Fees	$3,897,700	$3,778,350
Audit-Related Fees	$978,452	$1,064,040
Tax Fees	$448,050	$117,000
All Other Fees	$7,743	$6,764
Total	$5,331,945	$4,966,154

Audit Fees

Audit fees consist of fees billed by PricewaterhouseCoopers LLP for services rendered for the audit of M&T’s annual consolidated financial statements as of and for the years ended December 31, 2018 and 2017, for its review of M&T’s quarterly consolidated financial statements during 2018 and 2017, and for other audit and attest services in connection with statutory and regulatory filings as of and for the years ended December 31, 2018 and 2017.

Audit-Related Fees

Audit-related fees consist of fees billed by PricewaterhouseCoopers LLP for audit-related services, including audits of employee benefit plans and other attest services that are not required by statute or regulation for the years ended December 31, 2018 and 2017.  Of the audit-related fees billed for the years ended December 31, 2018 and 2017, all services were pre-approved by the Audit Committee.

Tax Fees

Tax fees consist of fees billed by PricewaterhouseCoopers LLP for tax compliance, planning and consulting for the years ended December 31, 2018 and 2017.  Of the tax fees billed for the years ended December 31, 2018 and 2017, all services were pre-approved by the Audit Committee.

All Other Fees

All other fees for the years ended December 31, 2018 and 2017 consisted of fees billed by PricewaterhouseCoopers LLP primarily for research software licensing.  All fees billed in this category for the years ended December 31, 2018 and 2017 were pre-approved by the Audit Committee.

In addition to the above services, for the year ended December 31, 2018, PricewaterhouseCoopers LLP billed $61,550 for a mortgage servicing report that was reimbursed by an outside mortgage company, directly billed certain trusts for which a subsidiary of M&T was the trustee $79,500 for tax return preparation services, and directly billed certain investment funds sponsored by a subsidiary of M&T a total of $419,886 for audit services and Form 5500 preparation fees.  Likewise, for the year ended December 31, 2017, PricewaterhouseCoopers LLP billed $59,850 for a mortgage servicing report that was reimbursed by an outside mortgage company, directly billed certain trusts, for which a subsidiary of M&T was the trustee, $27,000 for tax return preparation services, and directly billed certain investment

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funds sponsored by a subsidiary of M&T a total of $414,800 for audit services and Form 5500 preparation fees.

The Audit Committee has determined that PricewaterhouseCoopers LLP’s provision of professional services is compatible with maintaining its independence.  No fees were billed and no services were provided by PricewaterhouseCoopers LLP during 2018 and 2017 for financial information systems design and implementation.

No other fees were billed for any other services and no other services were provided by PricewaterhouseCoopers LLP for the years ended December 31, 2018 and 2017.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Beginning with the year ended December 31, 2003, M&T instituted a policy that the Audit Committee pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm.  These services may include audit services, audit-related services, tax services and other services.  Pre-approval is generally detailed as to the particular service or category of services and is generally subject to a specific budget range.  The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval policy, and the fees for the services performed to date.  The Audit Committee may also pre-approve additional services on a case-by-case basis.  In the period between scheduled meetings of the Audit Committee, the Chair of the Audit Committee is authorized to pre-approve such services on behalf of the Audit Committee provided that such pre-approval is reported to the Audit Committee at its next scheduled meeting.

Before appointing PricewaterhouseCoopers LLP, the Audit Committee considered PricewaterhouseCoopers LLP’s qualifications as an independent registered public accounting firm.  This included a review of the qualifications of the engagement team, the quality control procedures the firm has established, any issues raised by the most recent quality control review of the firm, as well as its reputation for integrity and competence in the fields of accounting and auditing.  The Audit Committee’s review also included matters required to be considered under the SEC’s rules on auditor independence, including the nature and extent of non-audit services, to ensure that the auditor’s independence will not be impaired.  The Audit Committee has considered and determined that PricewaterhouseCoopers LLP’s provision of non-audit services to M&T during 2018 is compatible with and did not impair PricewaterhouseCoopers LLP’s independence.

Report of the Audit Committee

The members of the Audit Committee are independent as that term is defined in the listing standards of the NYSE.  The Audit Committee operates under a written charter adopted by the Board of Directors.  A copy of such charter can be accessed on M&T’s website at https://ir.mtb.com/corporate-governance.  During 2018, the Audit Committee met six times, and held discussions with management and representatives of its independent registered public accounting firm consistent with its responsibilities under its charter.

Management is responsible for the preparation of M&T’s consolidated financial statements and their assessment of the design and effectiveness of M&T’s internal control over financial reporting.  The independent registered public accounting firm is responsible for performing an independent audit of

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M&T’s consolidated financial statements and opining on the effectiveness of those controls in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”) and issuing its reports thereon.  As provided in its charter, the Audit Committee’s responsibilities include monitoring and overseeing these processes.

In discharging its oversight responsibilities, the Audit Committee has reviewed and discussed M&T’s 2018 audited consolidated financial statements with management and its independent registered public accounting firm and has reviewed and discussed with the independent registered public accounting firm all communications required by standards of the PCAOB, including the matters described in PCAOB Auditing Standard No. 1301, (Communication with Audit Committees), which include, among other items, matters related to the conduct of the audit of M&T’s consolidated financial statements.

The Audit Committee has also received the written disclosures and the letter from M&T’s independent registered public accounting firm as required by the PCAOB’s Ethics and Independence Rule 3526 (Communication with Audit Committees Concerning Independence) and has discussed with the independent registered public accounting firm their independence.

Based on these reviews and discussions with management and the independent registered public accounting firm, the Audit Committee recommended to the Board that the audited consolidated financial statements and report on management’s assessment of the design and effectiveness of internal control over financial reporting be included in M&T’s Annual Report on Form 10-K for the year ended December 31, 2018 to be filed with the SEC on or about February 20, 2019.  The Audit Committee also selected the independent registered public accounting firm.

This report was adopted on February 19, 2019 by the Audit Committee of the Board of Directors:

C. Angela Bontempo, Chair

Richard A. Grossi

Denis J. Salamone

David S. Scharfstein

Herbert L. Washington

In accordance with and to the extent permitted by applicable law or regulation, the information contained in the Report of the Audit Committee of M&T Bank Corporation shall not be incorporated by reference into any future filing under the Securities Act or the Exchange Act and shall not be deemed to be “soliciting material” or to be “filed” with the SEC under the Securities Act or the Exchange Act.

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NOTICE PURSUANT TO SECTION 726(d) OF THE NEW YORK BUSINESS CORPORATION LAW

On October 1, 2018, M&T extended and subsequently renewed its directors’ and officers’ liability insurance policy until October 1, 2019.  The premium, including commissions, for the extension and annual renewal is $2,813,655.38.  The primary policy is issued by U.S. Specialty Insurance Company and covers all directors and officers of M&T and its subsidiaries.

OTHER MATTERS

The Board of Directors of M&T is not aware of any matters not referred to in this proxy statement that will be presented for action at the Annual Meeting.  If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares represented thereby in accordance with their best judgment.

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Appendix A

M&T BANK CORPORATION

2019 EQUITY INCENTIVE COMPENSATION PLAN

Article 1

Establishment, Purpose, and Duration

1.1. Establishment of the Plan. On January 15, 2019, the Board of Directors adopted the Plan, subject to approval by the Company’s shareholders, to provide for the grant of incentive awards. The Plan is a successor to the M&T Bank Corporation 2009 Equity Incentive Compensation Plan (the “Prior Plan”). No additional grants shall be made under the Prior Plan on and after the Effective Date. Outstanding grants under the Prior Plan shall continue in effect according to their terms.

1.2. Purpose of the Plan. The purpose of the Plan is to promote the success of the Company and its Affiliates by providing incentives to Eligible Persons that will link their personal interests to the financial success of the Company and its Affiliates and to growth in shareholder value. The Plan is designed to provide flexibility to the Company and its Affiliates in their ability to motivate, attract, and retain the services of Eligible Persons.

1.3. Duration of the Plan. The Plan shall become effective on the Effective Date, subject to approval by the Company’s shareholders, and shall remain in effect, subject to the right of the Board or the Committee to terminate the Plan at any time pursuant to Section 11.1, until all Shares subject to it shall have been issued according to the provisions herein. However, in no event may an Award be granted under the Plan on or after the tenth (10th) anniversary of the Effective Date of the Plan. The termination of the Plan shall not affect the validity of any Award outstanding on the date of termination.

Article 2

Definitions

2. Definitions. Certain terms used in the Plan have definitions given to them in the first place in which they are used. In addition, for purposes of the Plan, the following terms are defined as set forth below:

2.1. “Affiliate” means a corporation, partnership, business trust, limited liability company, or other form of business organization at least a majority of the total combined voting power of all classes of stock or other equity interests of which is owned by the Company, either directly or indirectly, or that controls or is under common control with the Company.

2.2. “Award” means an Option, SAR, Stock Award, Restricted Stock Unit, or Performance Unit, all on a stand-alone, combination or tandem basis, as described in or granted under the Plan.

2.3. “Award Agreement” means a written agreement or other document (which may be provided in the form of a plan or program) evidencing an Award under the Plan, including any amendment or modification thereof, that shall be in such form as the Committee may specify. The Committee in its discretion may, but need not, require a Participant to sign an Award Agreement.

2.4. “Base Price” means the price per Share at which an SAR may be exercised.

2.5 “Board” or “Board of Directors” means the Board of Directors of the Company.

2.6. “Cause” means, unless otherwise provided in an Award Agreement: (a) conviction of the Participant for committing a felony under federal law or the law of the state in which such action occurred, (b) dishonesty in the course of fulfilling the Participant’s duties, or (c) willful and deliberate failure on the part of the Participant to perform such Participant’s duties in any material respect.

Notwithstanding the general rule of Section 3.2, following a Change in Control, any determination by the Committee as to whether “Cause” exists shall be subject to de novo review.

2.7. “Change in Control” shall have the meaning set forth in Appendix A.

2.8. “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

2.9. “Committee” means the committee(s), subcommittee(s), or person(s) the Board appoints to administer the Plan or to make or administer specific Awards hereunder consisting of three or more outside, independent members of the Board, each of whom shall be (a) a “non-employee director” as defined in Rule 16b-3 of the Exchange Act (or any successor rule), and (b) qualified to administer the Plan as contemplated by any rules and regulations of the New York Stock Exchange (or such other stock exchange on which the Common Stock is traded). If no appointment is in effect at any time, “Committee” means the Nomination, Compensation and Governance Committee of the Board.

2.10. “Common Stock” means a share of the Company’s common stock, par value $0.50 per share.

2.11. “Company” means M&T Bank Corporation, and any successor thereto.

2.12. “Date of Grant” means the date on which an Award is granted under the Plan.

2.13. “Disability” means, unless otherwise provided in an Award Agreement, totally and permanently disabled as from time to time defined under the long-term disability plan of the Company or an Affiliate entitling a Participant to long-term disability benefits, or in the case where there is no applicable plan, permanent and total disability as defined in Section 22(e)(3) of the Code (or any successor section).

2.14. “Disaffiliation” means an Affiliate’s ceasing to be an Affiliate for any reason (including, without limitation, as a result of a public offering, or a spin-off or sale by the Company, of the stock or other equity interests of the Affiliate) or a sale of a division of the Company and its Affiliates.

2.15. “Effective Date” means April 16, 2019, subject to approval of the Plan by the Company’s shareholders.

2.16 “Eligible Person” means Employees, Non-Employee Directors and Key Advisors.

2.17. “Employee” means any person who is an employee of the Company or an Affiliate.

2.18. “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

2.19. “Exercise Price” means the price per Share at which an Option may be exercised.

2.20. “Fair Market Value” on or as of any date shall mean an amount equal to the then fair market value of a Share, as determined by the Committee pursuant to a reasonable method adopted in good faith for such purpose. Unless the Committee determines otherwise, if the Common Stock is traded on a securities exchange or automated dealer quotation system, Fair Market Value shall be the closing price for a Share, as of the relevant date, as reported on such securities exchange or automated dealer quotation system, or if there are no sales on such date, on the next preceding day on which there were sales. If the Common Stock is not listed on a national securities exchange, Fair Market Value shall be determined by the Committee in its good faith discretion, in accordance with the requirements of Section 409A of the Code.

2.21. “Incentive Stock Option” or “ISO” means an Option granted under the Plan that the Committee designates as an incentive stock option and is intended to meet the requirements of Section 422 of the Code (or any successor Section).

2.22. “Key Advisor” means a member of the Company’s Director Advisory Council or any successor thereto.

2.23 “Non-Employee Director” shall mean a member of the Board who is not an Employee.

2.24 “Nonqualified Stock Option” or “NQSO” means an Option granted under the Plan that is not intended to be an Incentive Stock Option.

2.25. “Option” means an Award described in Section 6.2(a).

2.26. “Participant” means an Eligible Person to whom an Award has been granted hereunder.

2.27. “Performance Goals” means the performance goals established by the Committee in connection with the grant of Awards, which may be based on the attainment of specified levels of one or more of the following measures or such other measures as the Committee determines: earnings, earnings growth, earnings per share, stock price (including growth measures and total shareholder return), improvement of financial ratings, internal rate of return, market share, cash flow, operating income, operating margin, net profit after tax, EBIT, EBITA, EBITDA, OBIT, OBITDA, gross profit, operating profit, cash generation, revenues, asset quality, return on equity, return on tangible common equity, return on assets, return on operating assets, cost saving levels, efficiency ratio, net income, marketing-spending efficiency, core non-interest income, change in working capital, return on capital, or shareholder return. Performance Goals may be particular to an Eligible Person or the department, branch, Affiliate, or division in which the Eligible Person works, or may be based on the performance of the Company, one or more Affiliates, the Company and one or more Affiliates, or a particular line of business, and may, but need not be, based upon a change or an increase or positive result, and shall cover such period as the Committee may specify. Performance Goals may include or exclude extraordinary charges, losses from discontinued operations, restatements and accounting changes and other unplanned special charges such as restructuring expenses, acquisitions, acquisition expenses, including expenses related to goodwill and other intangible assets, stock offerings, stock repurchases and loan loss provisions, or any other items that the Committee deems appropriate.

2.28. “Performance Period” shall have the meaning ascribed to it in Section 8.2.

2.29. “Performance Unit” means an Award granted pursuant to Article 8 and settled in cash, Shares or a combination thereof.

2.30. “Period of Restriction” means the period during which (a) restrictions are imposed on Shares underlying a Stock Award, if applicable or (b) a Restricted Stock Unit becomes vested.

2.31. “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

2.32. “Plan” means the M&T Bank Corporation 2019 Equity Incentive Compensation Plan, as amended from time to time.

2.33. “Qualifying Separation” means, except to the extent otherwise provided by the Committee in the applicable Award Agreement, the Termination of Service of a Participant for any reason (other than under circumstances determined by the Company or an Affiliate to constitute Cause, or death or Disability) on or after attaining age 55 and completing ten or more years of service with the Company and/or an Affiliate, as such years of service are determined in accordance with the Company’s Human Resources Information System.

2.34. “Restricted Stock Unit” means an Award described in Section 7.2(b).

2.35. “SAR” means an Award in the form of a stock appreciation right described in Section 6.2(b).

2.36. “Section 422 Employee” means an Employee who is employed by the Company or a “parent corporation” or “subsidiary corporation” (both as defined in Sections 424(e) and (f) of the Code) with respect to the Company.

2.37. “Shares” means a share of the Company’s common stock.

2.38. “Specified Employee” means any individual who is a “key employee” (as defined in Section 416(i) of the Code without regard to paragraph (5) thereof) with respect to the Company and its Affiliates, as determined by the Company (or the Affiliate, in the event that the Affiliate and the Company are not considered a single employer under Sections 414(b) or 414(c) of the Code) in accordance with its uniform policy with respect to all arrangements subject to Section 409A of the Code, based upon the twelve-month period ending on each December 31st. All individuals who are determined to be key employees under Section 416(i)(1)(A)(i), (ii) or (iii) of the Code (applied in accordance with the regulations thereunder and disregarding Section 416(i)(5)) on December 31st shall be treated as Specified Employees for purposes of the Plan during the twelve-month period that begins on the following April 1st.

2.39. “Stock Award” means an Award described in Section 7.2(a).

2.40. “Ten-Percent Shareholder” means a Section 422 Employee who (applying the rules of Section 424(d) of the Code) owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or a “parent corporation” or “subsidiary corporation” (both as defined in Sections 424(e) and (f) of the Code) with respect to the Company.

2.41. “Termination of Service” means the termination of the applicable Participant’s employment with, or performance of services (including as a Non-Employee Director or Key Advisor) for, the Company and any of its Affiliates. A Participant employed by, or performing services for, an Affiliate or a division of the Company and its Affiliates shall be deemed to incur a Termination of Service if, as a result of a Disaffiliation, such Affiliate or division ceases to be an Affiliate or division, as the case may be, and the Participant does not immediately thereafter become an employee of, or service provider for, the Company or another Affiliate. Temporary absences from employment because of illness, vacation or leave of absence and transfers among the Company and its Affiliates shall not be considered a Termination of Service. Notwithstanding the foregoing, with respect to any Award that constitutes a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code, for purposes of distributions upon Termination of Service, “Termination of Service” means a “separation from service” as defined under Section 409A of the Code.

Unless the context expressly requires the contrary, references in the Plan to (a) the term “Section” refers to the sections of the Plan, and (b) the word “including” means “including (without limitation).”

Article 3

Administration

3.1 Authority of the Committee. The Committee shall administer the Plan. Subject to the provisions of the Plan, the Committee shall have all powers vested in it by the terms of the Plan, such powers to include the plenary authority and discretion to:

(a) Determine the Eligible Persons to whom it grants Awards;

(b) Determine whether and to what extent Incentive Stock Options, Nonqualified Stock Options, SARs, Stock Awards, Restricted Stock Units, Performance Units, or any combination thereof, are to be granted hereunder;

(c) Determine the terms, conditions, form and amount (which need not be identical) of all Awards, including the Exercise Price of Options, the Base Price of SARs and the number of Shares covered by Awards;

(d) Determine the time or times at which Awards may be granted or vest and any conditions which must be satisfied before an Award is made, vests or is settled;

(e) Determine whether an Option shall be an Incentive Stock Option or a Nonqualified Stock Option;

(f) Establish any objectives and conditions, including Performance Goals, for earning Awards;

(g) Determine the terms of each Award Agreement and, subject to the provisions of Article 11, any amendments or modifications thereof;

(h) Determine whether the conditions for earning an Award have been met and whether an Award will be paid at the end of a Performance Period;

(i) Determine if, when, and the terms on which, an Award may be deferred;

(j) Determine whether the amount or payment of an Award should be reduced or eliminated;

(k) Adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable;

(l) Establish guidelines and/or procedures for the payment or exercise of Awards;

(m) Interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreement relating thereto);

(n) Establish any “blackout” period that the Committee in its sole discretion deems necessary or advisable; and

(o) Otherwise administer the Plan.

In performing these actions, the Committee may take into account the nature of the services rendered or to be rendered by an Eligible Person, his present and potential contributions to the success of the Company and its Affiliates, and such other factors as the Committee in its discretion shall deem relevant.

3.2 Decisions Binding. Subject to the provisions of the Plan, the Committee shall have plenary discretionary authority to interpret the Plan and Award Agreements, prescribe, amend and rescind rules and regulations relating to them, and make all other determinations deemed necessary or advisable for the administration of the Plan and Awards granted hereunder. All determinations and decisions made by the Committee pursuant to the provisions of the Plan or by an appropriately delegated officer pursuant to delegated authority under the provisions of the Plan and all related orders or resolutions of the Board shall be final, conclusive and binding on all persons, including the Company and its Affiliates, its shareholders, employees, Participants, Eligible Persons, and their respective successors and assigns, including to the extent applicable their estates and beneficiaries, and, except as provided in Section 2.6, such determinations and decisions shall not be reviewable. All Awards shall be made conditional upon the Participant’s acknowledgement, in writing or by acceptance of the Award, that all decisions and determinations of the Committee shall be final, conclusive and binding on the Participant, his or her beneficiaries and any other person having or claiming an interest under such Award. Unless otherwise required under applicable law or the applicable stock exchange rules, any authority granted to the Committee may also be exercised by the full Board. To the extent that any permitted action taken by the Board conflicts with action taken by the Committee, the Board action shall control.

3.3 Delegation of Certain Responsibilities. The Committee may delegate its authority under Section 3.1 hereof and the terms of the Plan to the extent it deems necessary or advisable for the proper administration of the Plan, consistent with the requirements of applicable law; provided, however, that except as provided below, the Committee may not delegate its authority to grant Awards under the Plan or to correct errors, omissions or inconsistencies in the Plan. Subject to compliance with applicable law, the

Committee may delegate to the Company’s Chief Executive Officer and/or to other officers of the Company its authority under Article 3, including the right to grant Awards; provided that such delegation shall not extend to the grant of Awards or the exercise of discretion with respect to Awards to Eligible Persons who, at the time of such action, are subject to the reporting requirements of Section 16(a) of the Exchange Act. All authority delegated by the Committee under Section 3.3 shall be exercised in accordance with the provisions of the Plan and any guidelines for the exercise of such authority that may from time to time be established by the Committee. To the extent that the Board, the Committee or its delegate, as described above, administers the Plan, references in the Plan to the “Committee” shall be deemed to refer to the Board, the Committee or such delegate.

3.4 Procedures of the Committee. Except as may otherwise be provided in the charter or similar governing document applicable to the Committee, (a) all determinations of the Committee shall be made by not less than a majority of its members present at the meeting (in person or otherwise) at which a quorum is present; (b) a majority of the entire Committee shall constitute a quorum for the transaction of business; and (c) any action required or permitted to be taken at a meeting of the Committee may be taken without a meeting if a unanimous written consent, which sets forth the action, is signed by each member of the Committee and filed with the minutes for proceedings of the Committee.

3.5 Indemnification of Committee. In addition to such other rights of indemnification as they may have as members of the Board or Committee, the Company shall indemnify members of the Committee against all reasonable expenses, including attorneys’ fees, actually and reasonably incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted hereunder, and against all amounts reasonably paid by them in settlement thereof or paid by them in satisfaction of a judgment in any such action, suit or proceeding, if such members acted in good faith and in a manner which they believed to be in, and not opposed to, the best interests of the Company.

3.6 Award Agreements. Each Award under the Plan (a) shall be evidenced by an Award Agreement which shall be signed by an authorized officer of the Company and, if required, by the Participant, and (b) shall contain such terms and conditions as may be authorized or approved by the Committee. Such terms and conditions need not be the same in all cases. The effectiveness of an Award shall not be subject to the Award Agreement’s being signed by the Company and/or the Participant receiving the Award unless specifically so provided in the Award Agreement. Award Agreements may be amended only in accordance with Article 11 hereof.

3.7 Rule 16b-3 Requirements. Notwithstanding any other provision of the Plan, the Board or the Committee may impose such conditions on any Award (including, without limitation, the right of the Board or the Committee to limit the time of exercise to specified periods) as may be required to satisfy the requirements of Rule 16b-3 (or any successor rule), under the Exchange Act.

Article 4

Common Stock Subject to Plan

4.1 Number of Shares.

(a) Subject to adjustment as provided in Section 4.2, the aggregate number of Shares that may be delivered under the Plan shall not exceed 4,333,428 Shares (increased by any Shares that are subject to an award outstanding under the Prior Plan on the Effective Date and that are not issued under the Prior Plan due to the forfeiture, termination, surrender, cancellation or expiration of such award, up to 956,905 Shares, subject to adjustment as provided in Section 4.2). Shares issued under the Plan may consist, in whole or in part, of authorized and unissued Shares or treasury shares, including Shares that shall have been, or may be, reacquired by the Company in the open market, in private transactions, or otherwise. To the extent that Shares subject to an outstanding Award are not issued by reason of the forfeiture, termination, surrender, cancellation or expiration of such Award, or by reason of being settled in cash in lieu of Common Stock, then such Shares shall immediately again be available for issuance under the Plan. If SARs are granted, the full number of Shares subject to the SARs shall be considered issued under the Plan, without regard to the number of shares issued upon exercise of the SARs. Shares surrendered in payment of the Exercise Price of an Option (including an option granted under the Prior Plan) shall not be available for re-issuance under the Plan. Shares of Common Stock withheld or surrendered for payment of taxes with respect to Awards (including awards granted under the Prior Plan) shall not be available for re-issuance under the Plan. For the avoidance of doubt, if Shares are repurchased by the Company on the open market with the proceeds of the Exercise Price of Options, such Shares may not again be made available for issuance under the Plan.

(b) Subject to adjustment as provided in Section 4.2, the following limitations shall apply to Awards under the Plan:

(i) The number of Shares that may be issued under the Plan pursuant to Options which are Incentive Stock Options shall be limited to 4,333,428 Shares; and

(ii) The maximum number of Shares for which Awards may be made to any Employee or Key Advisor in any calendar year shall not exceed 300,000 shares of Common Stock in the aggregate.

(iii) The maximum aggregate grant date value of Shares subject to Awards granted to any Non-Employee Director during any calendar year for services rendered as a Non-Employee Director, taken together with any cash fees earned by such Non-Employee Director for services rendered as a Non-Employee Director during the calendar year, shall not exceed $350,000 in total value. For purposes of this limit, the value of such Awards shall be calculated based on the grant date fair value of such Awards for financial reporting purposes.

4.2 Capital Events and Adjustments. In the event of (a) a stock dividend, stock split, reverse stock split, share combination, or recapitalization or similar event affecting the capital structure of the Company (each, a “Share Change”), or (b) a merger, consolidation, acquisition of property or shares, separation, spin-off, reorganization, stock rights offering, liquidation, Disaffiliation, or similar event affecting the Company or any of its Subsidiaries (each, a “Corporate Transaction”), the Committee or the Board shall make an equitable and proportionate substitution or adjustment as it deems appropriate to (i) the aggregate number and kind of Shares or other securities reserved for issuance and delivery under the Plan, (ii) the various maximum limitations set forth in Section 4.1(b), (iii) the number and kind of Shares or other securities subject to outstanding Awards; and (iv) the Exercise Price of outstanding Options or the Base Price of outstanding SARs, in order to preserve the value of Awards as a result of such Share Change or Corporate Transaction. In the case of Corporate Transactions, such adjustments may include, without limitation, (1) the cancellation of outstanding Awards in exchange for payments of cash, property or a combination thereof having an aggregate value equal to the value of such Awards, as determined by the Committee or the Board in its sole discretion (it being understood that in the case of a Corporate Transaction with respect to which substantially all shareholders of Shares receive consideration other than publicly traded equity securities of the ultimate surviving entity, any such determination by the Committee that the value of an Option or an SAR shall for this purpose be deemed to equal the excess, if any, of the value of the consideration being paid for each Share pursuant to such Corporate Transaction over the Exercise Price of such Option or Base Price of such SAR, as applicable, shall conclusively be equitable, proportionate and appropriate); (2) subject to Section 11.5, the substitution of other property (including, without limitation, cash or other securities of the Company and securities of entities other than the Company) for the Shares subject to outstanding Awards; and (3) in connection with any Disaffiliation, arranging for the assumption of Awards, or replacement of Awards with new awards based on other property or other securities (including, without limitation, other securities of the Company and securities of entities other than the Company), by the affected Affiliate, or division or by the entity that controls such Affiliate or division following such Disaffiliation (as well as any corresponding adjustments to Awards that remain based upon Company securities); provided that, with respect to any Award that constitutes “nonqualified deferred compensation” within the meaning of Section 409A of the Code, any such adjustment shall be made solely to the extent permitted under Section 409A of the Code. In addition, in the event of a Share Change or Corporate Transaction, the Committee shall adjust in any manner it deems appropriate the Performance Goals applicable to any Awards, including to reflect any unusual or non-recurring events, impact of charges for restructurings, discontinued operations and the cumulative effects of accounting or tax changes, each as defined by generally accepted accounting principles or as identified in the Company’s financial statements, notes to the financial statements, management’s discussion and analysis or other Company filings with the Securities and Exchange Commission.

Article 5

Eligibility and Participation

5.1 Eligibility. Awards may be granted only to Eligible Persons; provided that, any Award that constitutes a “stock right,” within the meaning of Section 409A of the Code, shall only be granted to Eligible Individuals with respect to whom the Company is an “eligible issuer of service recipient stock,” under Section 409A of the Code.

5.2 Actual Participation. Subject to the provisions of the Plan, the Committee may from time to time select those Eligible Persons to whom Awards shall be granted and determine the nature and amount of each Award. No Eligible Person shall have any right (a) to be granted an Award or to be granted any particular type of Award or (b) to be granted a subsequent Award under the Plan if previously granted an Award.

Article 6

Options and SARs

6.1 Grant of Options or SARs. Subject to the terms and provisions of the Plan, Options or SARs may be granted to Eligible Persons at any time and from time to time as shall be determined by the Committee. The Committee shall have the sole discretion, subject to the terms of the Plan, to determine the actual number of Shares subject to Options or SARs granted to any Participant. The Committee may, in its discretion, condition the grant or vesting of an Option or SAR upon the achievement of one or more specified Performance Goals. No dividends or payments of cash, Shares or other property corresponding to the dividends payable on the Shares underlying an Option or SAR will be granted or paid in connection with an Option or SAR.

6.2 Nature of Awards.

(a) An Option is a right to purchase Shares at a specified Exercise Price. The Committee may grant any type of Option to purchase Common Stock that is permitted by law at the time of grant including, but not limited to, ISOs and NQSOs; provided, however, that ISOs may only be granted to Eligible Persons who are Section 422 Employees on the Date of Grant.

(b) An SAR is a right to receive in settlement of such SAR an amount equal to the stock appreciation for the SAR. The stock appreciation for an SAR is the amount by which the Fair Market Value of the underlying Share on the date of exercise of the SAR exceeds the Base Price of the SAR. The appreciation in an SAR shall be paid in Shares, cash or any combination of the foregoing, as the Committee shall determine. For purposes of calculating the number of Shares to be received, Shares shall be valued at their Fair Market Value on the date of exercise of the SAR. The Committee may grant SARs separately or in tandem with any Option (for all or a portion of the applicable Option). Tandem SARs may be granted either at the time the Option is granted or at any time thereafter while the Option remains outstanding; provided, however, that, in the case of an ISO, SARs may be granted only at the time of the grant of the ISO. A tandem SAR shall be exercisable only during the period when the Option to which it is related is also exercisable.

6.3 Award Agreement. Each Option or SAR granted under the Plan shall be evidenced by an Award Agreement that specifies the terms and conditions of the Option or SAR. Options and SARs shall be subject to the terms and conditions set forth in Article 6 and such other terms and conditions not inconsistent with the Plan as the Committee may specify. Unless the Award Agreement for an Option specifies that the Option is intended to be an ISO within the meaning of Section 422 of the Code, the Option shall be a NQSO, the grant of which is not intended to be subject to the provisions of Code Section 422.

6.4 Option or SAR Price. The Exercise Price of an Option and the Base Price of an SAR granted under the Plan shall be determined by the Committee but shall not be less than 100% of the Fair Market Value of a Share on the Date of Grant.

6.5 Exercise Period. The Committee shall determine the exercise period for an Option or SAR, which shall be specifically set forth in the Award Agreement; provided, however, that no Option or SAR shall be exercisable after ten years (five years in the case of an Incentive Stock Option granted to a Ten-Percent Shareholder on the Date of Grant) from its Date of Grant.

6.6 Exercise of Options or SARs. To the extent exercisable and not expired, forfeited, cancelled or otherwise terminated, Options or SARs granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as provided in the Award Agreement, which need not be the same for all Participants. The Committee may at any time accelerate the exercisability of any Option or SAR.

6.7 Payment of Exercise Price. To the extent exercisable and not expired or forfeited, cancelled or otherwise terminated, Options shall be exercised by the delivery of a written notice to the Company setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment of the Exercise Price for the Options. The Exercise Price upon exercise of any Option shall be payable to the Company in full either (a) in cash or its equivalent, including, but not limited to, to the extent permitted by applicable law, delivery of a properly completed exercise notice, together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale proceeds from the sale of the Shares subject to the Option exercise or to deliver loan proceeds from such broker to pay the Exercise Price and any withholding taxes due, (b) by delivery or deemed delivery through attestation of Shares having a Fair Market Value at the time of exercise equal to the total Exercise Price, (c) if permitted by the Committee, by withholding shares of Common Stock subject to the exercisable Option, which have a Fair Market Value on the date of exercise equal to the Exercise Price, (d) by a combination of (a), (b) and (c), or (d) such other methods as the Committee deems appropriate. The proceeds from such a payment shall be added to the general funds of the Company and shall be used for general corporate purposes. As soon as practicable after receipt of written notification, payment of the Exercise Price and satisfaction of the applicable taxes, the Company shall deliver to the Participant stock certificates in an appropriate amount based upon the number of Options exercised, issued in the Participant’s name. No Shares shall be delivered pursuant to the exercise of an Option until the Exercise Price therefor has been fully paid and applicable taxes have been satisfied. Except as otherwise provided in Section 6.9 below, the applicable Participant shall have all of the rights of a shareholder of the Company holding the class or series of Shares that is subject to the Option (including, if applicable, the right to vote the applicable Shares and the right to receive dividends), when the Participant (i) has given written notice of exercise, (ii) if requested, has given the representation described in Section 15.7, and (iii) has paid in full for such Shares and satisfied all applicable tax obligations.

6.8 Special Provisions Applicable to Incentive Stock Options. To the extent provided or required under Section 422 of the Code or regulations thereunder (or any successor Section or regulations), the Award of Incentive Stock Options shall be subject to the following:

(a) In the event that the aggregate Fair Market Value of the Common Stock (determined at the time the Options are granted) subject to ISOs held by a Participant that first becomes exercisable during any calendar year exceeds $100,000 then the portion of such ISOs equal to such excess shall be NQSOs.

(b) An Incentive Stock Option granted to a Section 422 Employee who, on the Date of Grant is a Ten-Percent Shareholder, shall have an Exercise Price which is not less than 110% of the Fair Market Value of a Share on the Date of Grant.

(c) No Incentive Stock Option granted to a Section 422 Employee who, on the Date of Grant is a Ten-Percent Shareholder, shall be exercisable later than the fifth (5th) anniversary of its Date of Grant.

6.9 Nontransferability of Options or SARs. No Option or SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than (a) by will or by the laws of descent and distribution or (b) in the case of a Nonqualified Stock Option, as otherwise expressly permitted by the Committee including, if so permitted, pursuant to a transfer to the Participant’s family members, whether directly or indirectly or by means of a trust or partnership or otherwise. For purposes of the Plan, unless otherwise determined by the Committee, “family member” shall have the meaning given to such term in the Instructions to Form S-8 under the Securities Act of 1933, as amended, and any successor thereto. Any Option or SAR shall be exercisable, subject to the terms of the Plan, only by the applicable Participant, the guardian or legal representative of such Participant, or any person to whom such Option or SAR is permissibly transferred pursuant to this Section, it being understood that the term “Participant” includes such guardian, legal representative and other transferee; provided, however, that the term “Termination of Service” shall continue to refer to the Termination of Service of the original Participant.

Article 7

Stock Awards and Restricted Stock Units

7.1. Grant of Stock Awards or Restricted Stock Units. Subject to the terms and conditions of the Plan, the Committee, at any time and from time to time, may grant Stock Awards or Restricted Stock Units under the Plan to such Eligible Persons and in such amounts and on such terms and conditions as it shall determine.

7.2. Nature of Awards.

(a) Stock Awards are actual Shares issued to a Participant, and shall be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of one or more stock certificates. Any certificate issued in respect of Stock Awards shall be registered in the name of the applicable Participant and shall bear an appropriate legend referring to the terms, conditions, and any restrictions applicable to such Award. Stock Awards may be subject to restrictions or no restrictions, as determined by the Committee.

(b) Restricted Stock Units are Awards denominated in Shares that will be settled, subject to the terms and conditions of the Restricted Stock Units, in an amount in cash, Shares, or a combination thereof, based upon the Fair Market Value of a specified number of Shares.

7.3. Award Agreement. Each grant of a Stock Award or Restricted Stock Units under the Plan shall be subject to an Award Agreement specifying the terms and conditions of the Award. The terms and conditions may provide, in the discretion of the Committee, for the lapse of transfer restrictions or forfeiture provisions or vesting and settlement, as applicable, to be contingent upon the continued performance of services and/or the achievement of one or more specified Performance Goals.

7.4. Transferability. Restricted Stock Units and Stock Awards granted under the Plan may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the termination of the applicable Period of Restriction, if any.

7.5. Other Restrictions. The Committee shall impose such other restrictions on any Restricted Stock Units and Stock Awards granted pursuant to the Plan as it may deem advisable and the Committee may legend certificates representing Stock Awards or record stop transfer orders with respect to uncertificated Shares to give appropriate notice of such restrictions.

7.6. End of Period of Restriction. Except as otherwise provided in Articles 7 and 9, on the last day of the applicable Period of Restriction, (a) Shares subject to Stock Awards shall become nonforfeitable and freely transferable by the Participant and (b) subject to Section 15.13, Restricted Stock Units shall vest and be immediately settled. Once Stock Awards are released from the applicable restrictions, the Participant shall be entitled to have the legend or stop transfer order removed. The Committee may at any time accelerate the vesting of any Stock Awards or Restricted Stock Units.

7.7. Voting Rights Applicable to Stock Awards. During the Period of Restriction, if applicable, Participants holding Stock Awards granted hereunder may exercise full voting rights with respect to those Shares, unless otherwise specified in the applicable Award Agreement.

7.8. Dividends and Other Distributions.

(a) Except as otherwise provided by the Committee and subject to the provisions of Section 4.2 and this Section 7.8, during the Period of Restriction, Participants holding Stock Awards shall be entitled to receive all dividends and other distributions paid with respect to such Shares underlying the Stock Awards. Cash dividends with respect to Stock Awards that are subject to vesting restrictions will be credited to a book-entry account and paid to the Participant only when the underlying Stock Award vests. Subject to the limitations imposed under Article 4, dividends payable in Shares shall be paid in the form of Shares of the same class as the Shares with which such dividend was paid, and shall be subject to the same vesting terms as the underlying Stock Award. If any Shares underlying the Stock Award are forfeited, the Participant shall have no right to dividends or other distributions with respect to such Stock Award.

(b) The Award Agreement for Restricted Stock Units shall specify whether, to what extent and on what terms and conditions the Participant shall be entitled to receive payments of cash, Shares or other property corresponding to the dividends payable on the Shares underlying the Award; provided that no such cash, Shares or other property corresponding to such dividends shall be paid unless and until the underlying Restricted Stock Units vest and are paid.

Article 8

Performance Units

8.1. Grant of Performance Units. Subject to the terms and conditions of the Plan, Performance Units may be granted to Eligible Persons at any time and from time to time as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of Performance Units granted to each Participant and the terms and conditions thereof.

8.2. Value of Performance Units. The Committee shall set Performance Goals over certain periods to be determined in advance by the Committee (“Performance Period”). Prior to each grant of Performance Units, the Committee shall establish an initial number of Performance Units granted to a Participant for that Performance Period. Prior to each grant of Performance Units, the Committee also shall set the Performance Goals that will be used to determine the extent to which the Participant receives a number of Shares, an amount of cash, or a combination thereof for the Performance Units awarded for such Performance Period. With respect to the Performance Goals utilized during a Performance Period, the Committee may assign percentages to various levels of performance which shall be applied to determine the extent to which the Participant shall receive a distribution of Shares, amount of cash or a combination thereof in respect of the Performance Units awarded.

8.3. Payment of Performance Units. After a Performance Period has ended, the holder of an Award of Performance Units shall be entitled to receive a distribution of Shares, payment of cash or a combination thereof in respect of Performance Units awarded, in each case, at the level and on the terms and conditions determined by the Committee.

8.4. Committee Discretion to Adjust Awards. The Committee shall have the authority to modify, amend or adjust the terms and conditions of any Award of Performance Units, at any time or from time to time, including but not limited to the Performance Goals. Notwithstanding the foregoing provisions of this Section 8.4, any adjustments made pursuant to this Section 8.4 to any Award that constitutes “nonqualified deferred compensation” within the meaning of Section 409A of the Code shall be made in a manner such that the Award shall comply or continue to comply with the requirements of Section 409A of the Code.

8.5. Nontransferability. No Performance Units granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution until the termination of the applicable Performance Period.

8.6. Dividends and Other Distributions. The Award Agreement for Performance Units shall specify whether, to what extent and on what terms and conditions the Participant shall be entitled to receive payments of cash, Shares or other property corresponding to the dividends payable on the Shares underlying the Performance Units, as applicable; provided that no such cash, Shares or other property corresponding to such dividends shall be paid unless and until the underlying Performance Units vest and are paid.

Article 9

Termination of Service or Services as a Participant

9.1. Termination of Service Other Than Due to a Qualifying Separation, Death, Disability or Cause. Subject to Section 15.13 and except as otherwise provided in an Award Agreement, if a Participant’s Termination of Service is on account of any reason other than a Qualifying Separation, death, Disability, or termination for Cause:

(a) Any Option or SAR that is unvested as of the date of termination shall be immediately cancelled and terminated, and any Option or SAR that is vested and exercisable may be exercised during such period of time following the Participant’s Termination of Service as determined by the Committee and set forth in the Award Agreement; provided that such period of time shall not extend past the original expiration date of the Option or SAR;

(b) Any unvested Stock Award shall automatically be forfeited and any such unvested Shares shall be returned to the Company or cancelled, as applicable; and

(c) Any unvested Restricted Stock Units and Performance Units shall be forfeited and no payment shall be made with respect thereto.

9.2. Termination of Service Due to a Qualifying Separation, Death or Disability. Subject to Section 15.13, in the event a Participant’s Termination of Service is on account of a Qualifying Separation, death or Disability, the Committee shall determine and provide in an Award Agreement whether and to what extent (a) a Participant’s Options and SARs may be exercised; (b) any remaining Period of Restriction applicable to Stock Awards or Restricted Stock Units where vesting is not conditioned upon the achievement of Performance Goals shall lapse and Restricted Stock Units shall be settled; and (c) the Performance Goals applicable to any unvested shall be deemed earned and settled.

9.3. Termination of Service for Cause. Except as otherwise provided in an Award Agreement, in the event of a Termination of Service of a Participant by the Company for Cause, any Awards then held by a Participant shall be immediately forfeited by the Participant and cancelled.

Article 10

Change in Control

10.1. Vesting of Awards. Notwithstanding any other provisions of the Plan, and except as otherwise provided in the Award Agreement, or otherwise determined by the Committee, in the event of a Change in Control, (a) any Options or SARs outstanding which are not then exercisable and vested shall become fully exercisable and vested, (b) the restrictions applicable to any Stock Awards shall lapse and such Stock Awards shall become free of all restrictions and become fully vested and transferable and (c) the restrictions applicable to any Restricted Stock Units shall lapse and such Restricted Stock Unit shall become fully vested and settled; provided that, with respect to any Restricted Stock Unit Award that constitutes “nonqualified deferred compensation” within the meaning of Section 409A of the Code, unless the Change in Control constitutes a “change in control event” within the meaning of Section 409A of the Code, the Award shall immediately vest but shall not be settled until the date such Award would otherwise be settled pursuant to the terms of the Award Agreement. Without the consent of Participants, the Committee may require that Participants surrender their outstanding Options or SARs in exchange for a payment by the Company, in cash or Common Stock as determined by the Committee, in an amount equal to the amount, if any, by which the then Fair Market Value of the Shares subject to the Participant’s unexercised Options or SARs exceeds the Option Exercise Price or SAR Base Price, as applicable, or, after giving Participants an opportunity to exercise their outstanding Options or SARs, the Committee may terminate any or all unexercised Options or SARs at such time as the Committee deems appropriate. Such surrender, termination or payment shall take place as of the date of the Change in Control or such other date as the Committee may specify. Without limiting the foregoing, if the per share Fair Market Value of the Common Stock does not exceed the per share Option Exercise Price or per share SAR Base Price, the Company shall not be required to make any payment to the Participant upon surrender of the Option or SAR.

10.2. Performance-Based Awards. Notwithstanding any other provisions of the Plan, and except as otherwise provided in the Award Agreement or otherwise determined by the Committee, in the event of a Change in Control, all Awards granted under the Plan which are subject to Performance Goals, including Performance Units, shall be immediately settled and paid out; provided that, with respect to each Award that constitutes “nonqualified deferred compensation” within the meaning of Section 409A of the Code, unless the Change in Control constitutes a “change in control event” within the meaning of Section 409A of the Code, the Award shall immediately vest but shall not be settled until the date such Award would otherwise be settled pursuant to the terms of the Award Agreement. Unless otherwise provided in the Award Agreement or otherwise determined by the Committee, the amount of the payout shall be based on the extent, as determined by the Committee, to which Performance Goals established for the Performance Period then in progress have been satisfied through the end of the month immediately preceding the effective date of the Change in Control.

Article 11

Amendment, Modification, Substitution and Termination

11.1. Amendment, Modification and Termination of Plan. The Board or the Committee may terminate the Plan or any portion thereof at any time, and may amend or modify the Plan from time to time in such respects as the Board or the Committee may deem advisable; provided, however, that, after the shareholders of the Company have approved the Plan, the Board or the Committee shall not amend the Plan without approval of (a) the Company’s shareholders to the extent the Code or other applicable law or regulations or the requirements of the principal exchange or interdealer quotation system on which the Common Stock is listed or quoted, if any, requires shareholder approval of the amendment, and (b) a Participant whose Award is affected by such amendment, if the amendment would materially and adversely affect the Participant’s rights or obligations under any Award granted prior to the date of the amendment.

11.2. Amendment or Modification of Awards. Subject to the terms and conditions of the Plan, including Section 11.5, the Committee may amend or modify the terms of any outstanding Awards in any manner to the extent that the Committee would have had the authority under the Plan initially to make such Award as so modified or amended, including to change the date or dates as of which Awards may be exercised, to remove the restrictions on Awards, or to modify the manner in which Awards are determined and paid; provided that no amendment or modification of an Award shall, without the consent of the Participant, materially and adversely alter or impair any of the Participant’s rights or obligations under the Award.

11.3. Substitution of Awards. Anything contained herein to the contrary notwithstanding, Awards may, in the Committee’s discretion, be granted under the Plan in substitution for stock options and other awards covering capital stock of another corporation which is merged into, consolidated with, or all or a substantial portion of the property or stock of which is acquired by, the Company or one of its Affiliates. The terms and conditions of the substitute Awards so granted may vary from the terms and conditions set forth in the Plan to such extent as the Committee may deem appropriate to conform, in whole or part, to the provisions of the awards in substitution for which they are granted. Substitute Awards granted hereunder shall not be counted toward the Share limits imposed by Article 4.

11.4. Effect on Outstanding Awards. No such amendment, modification or termination of the Plan pursuant to Section 11.1 above, amendment or modification of an Award pursuant to Section 11.2 above, or substitution of awards pursuant to Section 11.3 above shall materially adversely alter or impair any outstanding Awards without the consent of the Participant affected thereby.

11.5. Repricing. Notwithstanding anything in the Plan to the contrary, after an Option or SAR is granted, neither the Board nor the Committee may, without obtaining shareholder approval, (a) amend the terms of outstanding Options or SARs to reduce the Exercise Price of such outstanding Options or Base Price of such SARs, (b) cancel outstanding Options or SARs in exchange for Options or SARs with an Exercise Price or Base Price, as applicable, that is less than the Exercise Price or Base Price, as applicable, of the original Options or SARs or (c) cancel outstanding Options or SARs with an Exercise Price or Base Price, as applicable, above the current stock price in exchange for cash or other securities, except pursuant to Section 4.2 of the Plan related to a Share Change or Corporate Transaction.

Article 12

Non-U.S. Service Providers

Without amendment of the Plan, the Committee may grant Awards to Eligible Persons who are subject to the laws of non-U.S. countries or jurisdictions on such terms and conditions different from those specified in the Plan as may in the judgment of the Committee be necessary or desirable to foster and promote achievement of the purposes of the Plan. The Committee may make such modifications, amendments, procedures, sub-plans and the like as may be necessary or advisable to comply with provisions of laws of other countries or jurisdictions in which the Company or any of its Affiliates operates or has employees or other service providers.

Article 13

Shareholder Approval

The Plan, and any amendments hereto requiring shareholder approval pursuant to Article 11, are subject to approval by vote of the shareholders of the Company at the next annual meeting of shareholders following adoption by the Board.

Article 14

Tax Withholding

Notwithstanding any other provision of the Plan to the contrary, the Company’s obligation to issue or deliver Shares or pay any amount pursuant to the terms of any Award granted hereunder shall be subject to satisfaction of applicable federal, state, local and foreign tax withholding requirements (including the Participant’s FICA obligation), and the Company and any of its Affiliates shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company or any of its Affiliates, an amount sufficient to satisfy such federal, state, local and foreign taxes required by law to be withheld with respect to any grant, exercise, or payment made under or as a result of the Plan. No later than the date as of which an amount first becomes taxable with respect to any Award under the Plan, such Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to such Participant. To the extent provided in the applicable Award Agreement and in accordance with such rules as the Committee may prescribe, a Participant may satisfy any withholding tax requirements by one or any combination of the following means: tendering a cash payment; authorizing the Company to withhold Shares otherwise issuable to the Participant; or delivering Shares to the Company. The Committee may authorize withholding of shares of Common Stock for applicable tax withholding and may establish such procedures as it deems appropriate for the settlement of withholding obligations with Common Stock having a Fair Market Value on the date of withholding up to the maximum amount permitted to be withheld for tax purposes in the applicable jurisdiction.

Article 15

General Provisions

15.1. The establishment of the Plan shall not confer upon any Eligible Person any legal or equitable right against the Company, any Affiliate or the Committee. Except as expressly provided in the Plan, neither the Company nor any of its Affiliates shall be required or be liable to make any payment under the Plan. Participation in the Plan shall not give an Eligible Person any right to be retained in the service of the Company or any Affiliate.

15.2. Neither the adoption of the Plan nor its submission to the Company’s shareholders shall be taken to impose any limitations on the powers of the Company or its Affiliates to issue, grant, or assume options, warrants, rights, or restricted stock, or other awards otherwise than under the Plan, or to adopt other stock option, restricted stock, or other plans, or to impose any requirement of shareholder approval upon the same.

15.3. The interests of any Eligible Person under the Plan or Awards granted hereunder are not subject to the claims of creditors and may not, in any way, be transferred, assigned, alienated or encumbered, except to the extent provided in an Award Agreement.

15.4. Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively and who may include a trustee under a will or living trust) to whom any benefit under the Plan is to be paid in case of his death before he receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Committee during his lifetime. In the absence of any such designation or if all designated beneficiaries predecease the Participant, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate.

15.5. Except as otherwise provided under the Plan, a Participant or beneficiary thereof shall have no rights as a holder of Shares with respect to Awards hereunder, unless and until Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company).

15.6. This Plan shall be governed, construed and administered in accordance with the laws of the State of New York without giving effect to the conflict of laws principles. The captions of the Plan are not part of the provisions hereof and shall have no force or effect.

15.7. The Committee may require each person acquiring Shares pursuant to Awards granted hereunder to represent to and agree with the Company in writing that the person is acquiring the Shares without a view to distribution thereof. The certificates for the Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer. All certificates for Shares issued pursuant to the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the U.S. Securities and Exchange Commission, the New York Stock Exchange (or such other stock exchange upon which the Common Stock is then listed or interdealer quotation system upon which the Common Stock is then quoted), and any applicable federal or state securities laws. The Committee may place a legend or legends on certificates for Shares to make appropriate reference to the restrictions.

15.8. The Company shall not be required to issue any certificate or certificates for Shares with respect to Awards granted under the Plan, or record any person as a holder of record of Shares, without obtaining, to the complete satisfaction of the Committee, the approval of all regulatory bodies the Committee deems necessary, and without complying to the Board’s or Committee’s complete satisfaction, with all rules and regulations, under federal, state or local law the Committee deems applicable.

15.9. To the extent that the Plan provides for issuance of stock certificates to reflect the issuance of Shares, the issuance may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of the New York Stock Exchange (or such other stock exchange or automated dealer quotation system on which the Shares are traded). No fractional Shares shall be issued or delivered pursuant to the Plan or any award. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of any fractional Shares or whether any fractional Shares or any rights thereto shall be rounded down, forfeited or otherwise eliminated.

15.10. The Committee may permit or require a Participant to defer receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant in connection with any Award (other than Options or SARs). If any such deferral election is permitted or required, the Committee shall establish rules and procedures for such deferrals and may provide for interest or other earnings to be paid on such deferrals. The rules and procedures for any such deferrals shall be consistent with applicable requirements of Section 409A of the Code.

15.11. All obligations of the Company under the Plan with respect to Awards shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.

15.12. It is presently intended that the Plan constitute an “unfunded” plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or make payments; provided, however, that unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the “unfunded” status of the Plan; provided, further, that with respect to any Awards that constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code, in no event shall any assets be transferred to any such rabbi trust with respect to any Participant during any period in which any plan maintained by the Company and its Affiliates are in a “Restricted Period,” within the meaning of Section 409A(b)(3) of the Code.

15.13. The Plan is intended to comply with the requirements of Section 409A of the Code, to the extent applicable. Each Award shall be construed and administered such that the Award either (a) qualifies for an exemption from the requirements of Section 409A of the Code or (b) satisfies the requirements of Section 409A of the Code. If an Award is subject to Section 409A of the Code, (i) distributions shall only be made in a manner and upon an event permitted under Section 409A of the Code, (ii) unless the Award specifies otherwise, each installment payment shall be treated as a separate payment for purposes of Section 409A of the Code, and (iii) in no event shall a Participant, directly or indirectly, designate the calendar year in which a distribution is made except in accordance with Section 409A of the Code. Notwithstanding any other provision of the Plan to the contrary, with respect to any Award that constitutes “nonqualified deferred compensation” within the meaning of Section 409A of the Code, any payments (whether in cash, Shares or other property) to be made with respect to such Award upon the Participant’s Termination of Service shall be delayed if the Participant is a Specified Employee until the earlier of (a) the first day of the seventh month following the Participant’s Termination of Service or (b) the Participant’s death. Notwithstanding anything in the Plan or any Award agreement to the contrary, each Participant shall be solely responsible for the tax consequences of Awards under the Plan, and in no event shall the Company or any Affiliate have any responsibility or liability if an Award does not meet any applicable requirements of Section 409A of the Code. Although the Company intends to administer the Plan to prevent taxation under Section 409A of the Code, the Company does not represent or warrant that the Plan or any Award complies with any provision of federal, state, local or other tax law.

15.14. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting other or additional compensation arrangements for its employees or other service providers.

15.15. The Plan shall not constitute a contract of employment, and adoption of the Plan shall not confer upon any employee or other service provider any right to continued employment or service, nor shall it interfere in any way with the right of the Company or any Affiliate to terminate the employment or services of any individual at any time.

15.16. All Awards under the Plan shall be subject to any applicable clawback or recoupment policies, share trading policies and other policies that may be implemented by the Board from time to time.

15.17. All Award Agreements under the Plan may be signed and produced electronically.

APPENDIX A

“Change in Control” shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied:

(a) The acquisition by any Person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then-outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that, for purposes of Appendix A, the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Company, (ii) any acquisition of between 20% and 40%, inclusive, of the Outstanding Company Common Stock or the Outstanding Company Voting Securities if the Board approves such acquisition either prior to or immediately after its occurrence, (iii) any acquisition by the Company, (iv) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate, (v) any acquisition by any corporation controlled by the Company or (vi) any acquisition by any corporation pursuant to a transaction that complies with clauses (c)(A), (c)(B) and (c)(C) of Appendix A; or

(b) Any time at which individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(c) Consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Company or any of its subsidiaries, or a sale or other disposition of all or substantially all of the assets of the Company (each, a “Business Combination”), in each case unless, following such Business Combination, (A) all or substantially all of the individuals and entities that were the beneficial owners, respectively, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation that, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such corporation, except to the extent that such ownership existed prior to the Business Combination, and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

(d) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

Notwithstanding anything to the contrary herein, a divestiture or spin-off of an Affiliate of the Company shall not by itself constitute a “Change in Control.”

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M&T Bank Corporation vote Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Votes submitted electronically must be received by 1:00 a.m., EDT, on April 16, 2019. (Voting must be completed by 11:00 a.m., EDT, on April 12, 2019 for the Retirement Savings Plan and Unvested Restricted Common Stock.) Online Go to www.investorvote.com/MTB or scan the QR code — control number is located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada. Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/MTB. 2019 Annual Meeting Proxy Card/Instruction Card/Voting Card • IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED POSTAGE-PAID ENVELOPE. • Proposals — The Board of Directors of M&T Bank Corporation recommends a vote FOR the following proposals. A 1. TO ELECT 18 DIRECTORS FOR ONE-YEAR TERMS AND UNTIL THEIR SUCCESSORS HAVE BEEN ELECTED AND QUALIFIED. + For Withhold For Withhold For Withhold 01 - Brent D. Baird 02 - C. Angela Bontempo 03 - Robert T. Brady 04 - T. Jefferson Cunningham III 05 - Gary N. Geisel 06 - Richard S. Gold 07 - Richard A. Grossi 08 - John D. Hawke, Jr. 09 - René F. Jones 10 - Richard H. Ledgett, Jr. 11 - Newton P.S. Merrill 12 - Kevin J. Pearson 13 - Melinda R. Rich 14 - Robert E. Sadler, Jr. 15 - Denis J. Salamone 16 - John R. Scannell 17 - David S. Scharfstein 18 - Herbert L. Washington For Against Abstain 2. TO APPROVE THE M&T BANK CORPORATION 2019 EQUITY 3. TO APPROVE THE COMPENSATION OF M&T BANK CORPORATION‘S INCENTIVE COMPENSATION PLAN. NAMED EXECUTIVE OFFICERS. 4. TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF M&T BANK CORPORATION FOR THE YEAR ENDING DECEMBER 31, 2019. Against Abstain For 1UPX + 02ZKEG

YOUR VOTE IS IMPORTANT! Proxy materials are available online at: https://ir.mtb.com/proxy Small steps make an impact. Please consider helping the environment by consenting to receive electronic delivery by signing up at www.investorvote.com/MTB. • IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED POSTAGE-PAID ENVELOPE. • PROXY CARD/INSTRUCTION CARD/VOTING CARD - M&T BANK CORPORATION + Annual Meeting of Shareholders -- April 16, 2019, 11:00 a.m., EDT THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Eddie C. Brown, Jack H. Burbage and Maureen A. Henegan as Proxies and authorizes said Proxies, or any one of them, to represent and to vote all of the shares of common stock of M&T Bank Corporation which the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held at One M&T Plaza in Buffalo, New York on Tuesday, April 16, 2019, at 11:00 a.m., EDT, and any adjournments thereof (i) as designated on the proposals set forth on the reverse side of this card and (ii) at the discretion of said Proxies, or any one of them, on such other matters as may properly come before the meeting. IF PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS SPECIFIED OR, IF NOT SPECIFIED, WILL BE VOTED FOR ALL PROPOSALS. Participants in the M&T Bank Corporation Retirement Savings Plan In accordance with the M&T Bank Corporation Retirement Savings Plan (“Plan”), the undersigned hereby directs T. Rowe Price Trust Company, the Trustee of the Plan to vote all of the shares of common stock of M&T Bank Corporation allocated to the undersigned under the Plan in connection with the Annual Meeting of Shareholders. IF PROPERLY EXECUTED, THIS INSTRUCTION CARD WILL BE VOTED AS DIRECTED OR, IF NOT DIRECTED, WILL BE DIRECTED TO VOTE IN THE SAME PROPORTION AS SHARES THAT WERE AFFIRMATIVELY VOTED BY PARTICIPANTS. Holders of Unvested Restricted Common Stock The undersigned hereby votes all of the shares of unvested restricted common stock of M&T Bank Corporation held by the undersigned in connection with the Annual Meeting of Shareholders. IF PROPERLY EXECUTED, THIS VOTING CARD WILL BE VOTED AS SPECIFIED OR, IF NOT SPECIFIED, WILL BE VOTED FOR ALL PROPOSALS. PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR VOTE VIA THE INTERNET OR TELEPHONE. (Items to be voted on appear on reverse side) Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. B Please sign exactly as name(s) appear(s) hereon. If applicable, joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Change of Address C Please print new address below.